UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

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United Parcel Service, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of 2025 Annual Meeting of Shareowners and Proxy Statement

Thursday, May 08, 2025
8:00 a.m. Eastern Time

www.virtualshareholdermeeting.com/UPS2025

3

United Parcel Service, Inc. 55 Glenlake Parkway, N.E. Atlanta, GA 30328 March 17, 2025 Dear Fellow Shareowners,

It is my pleasure to invite you to attend the 2025 UPS Annual Meeting of Shareowners. This meeting is your opportunity to share your views with the board. I encourage all my fellow shareowners to participate and vote.
Our Company navigated through a difficult environment and continued challenges during 2024, including lingering inflationary pressure, geopolitical tension and unanticipated market shifts. In the face of these challenges, management was able to return the Company to year-over-year revenue and profit growth beginning in the third quarter. We returned over $5.9 billion to shareowners in 2024 through dividends and share repurchases. Through the hard work and dedication of UPS’s 490,000 employees, management’s strategic leadership and ability to make hard decisions and the board’s oversight, we were able to move the Company back to a growth trajectory.
We are not done. Management continues to make progress on the Company’s strategy. We are investing in the business to drive productivity and growth, committing to our core operations through strategic acquisitions and dispositions, and remaining focused on premium and complex logistics markets, including small and medium-sized businesses, healthcare and international geographies. Last year the Company once again provided best-in-class service, successfully managed our global integrated network and strategically expanded its service offerings.
I am honored to serve as board chair for another year, and to continue to help facilitate the effective oversight of our Company’s strategy and risks. It has been a pleasure to serve as a board member with Mike Burns, who’s board service will conclude at the Annual Meeting. We thank Mike for his service and dedication to our Company. We also welcome Kevin Clark, Chairman and CEO of Aptiv PLC, who joined the board in March 2025. Kevin adds to the skills and perspectives in the boardroom which, taken together, contribute to the successful execution of our responsibilities. Your board is highly engaged, with a focus on creating long-term value for all stakeholders.
As we approach the Annual Meeting, please contact us with any questions or feedback at 404-828-6059 or investor@ups.com. On behalf of the entire Board of Directors, thank you for your continued support.
William Johnson
UPS Board Chair

4	Notice of Annual Meeting of Shareowners and 2025 Proxy Statement

Notice of Annual Meeting UNITED PARCEL SERVICE, INC. 55 Glenlake Parkway, N.E., Atlanta, Georgia 30328
Date and Time: May 8, 2025, 8:00 a.m. Eastern Time
Place: The United Parcel Service, Inc. Annual Meeting of Shareowners will be held online via webcast at www.virtualshareholdermeeting.com/UPS2025.
Record Date: March 10, 2025
Distribution Date: A Notice of Internet Availability of Proxy Materials or the Proxy Statement is first being sent to shareowners on March 17, 2025.
Voting: Holders of class A common stock are entitled to 10 votes per share on each matter to be acted upon; holders of class B common stock are entitled to one vote per share on each matter to be acted upon. Your vote is important. Please vote as soon as possible through the Internet, by telephone or by signing and returning your proxy card (if you received a paper copy of the proxy card). Your voting options are described on the Notice of Internet Availability of Proxy Materials, voting instruction form and/or proxy card. Brokers are not permitted to vote on certain proposals and may not vote on any of the proposals unless you provide voting instructions. Voting your shares will help to ensure that your interests are represented at the meeting.
Attending the Meeting: You or your proxy holder can participate, vote and ask questions at the meeting by visiting www.virtualshareholdermeeting.com/UPS2025 and using your 16-digit control number found on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials. Shareowners who do not receive a 16-digit control number should consult their voting instruction form or Notice of Internet Availability of Proxy Materials and may need to request a legal proxy from their bank, broker or other nominee in advance of the meeting in order to participate. For more information, see page 82.
Important Notice Regarding the Availability of Proxy Materials for the Shareowner Meeting to be Held on May 8, 2025: The Proxy Statement and our 2024 Annual Report are available at www.proxyvote.com. Questions? Call 404-828-6059 (option 2).

By order of the Board of Directors
Norman M. Brothers, Jr. Secretary Atlanta, Georgia March 17, 2025

5

Items of Business UNITED PARCEL SERVICE, INC. 2025 Annual Meeting of Shareowners

	Voting Choices	Board Voting Recommendations	Page
Company Proposals:
1.Elect 12 director nominees named in the Proxy Statement to serve until the 2026 Annual Meeting and until their respective successors are elected and qualified	•Vote for all nominees •Vote against all nominees •Vote for some nominees and against others •Abstain from voting on one or more nominees	FOR EACH NOMINEE	21
2.Advisory vote to approve named executive officer compensation	•Vote for the proposal •Vote against the proposal •Abstain from voting on the proposal	FOR	70
3.Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2025	•Vote for ratification •Vote against ratification •Abstain from voting on the proposal	FOR	73
Shareowner Proposals:
4. - 5. Advisory votes on 2 shareowner proposals, only if properly presented	•Vote for each proposal •Vote against each proposal •Abstain from voting on one or more proposals	AGAINST EACH PROPOSAL	76

6	Notice of Annual Meeting of Shareowners and 2025 Proxy Statement

Proxy Statement UNITED PARCEL SERVICE, INC. 55 Glenlake Parkway, N.E., Atlanta, Georgia 30328
This Proxy Statement contains important information about the 2025 Annual Meeting of Shareowners (the “Annual Meeting”). We are providing these proxy materials to you because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. The Annual Meeting will be held online via webcast on May 8, 2025, at 8:00 a.m. Eastern Time, at www.virtualshareholdermeeting.com/UPS2025. Shareowners can participate, ask questions and vote during the meeting through this website.
All properly executed written proxies, and all properly completed proxies submitted through the Internet or by telephone, that are delivered pursuant to this solicitation will be voted at the Annual Meeting in accordance with the directions given in the proxy, unless the proxy is revoked prior to the completion of voting at the Annual Meeting. Only owners of record of shares of the Company’s common stock as of the close of business on March 10, 2025 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting (or any adjournment or postponement of the Annual Meeting). We are first distributing this Proxy Statement to shareowners on March 17, 2025.
Proxy Statement Summary
The following summary highlights key information contained elsewhere in this Proxy Statement.

Corporate Governance
Some of our key governance policies and practices include:
•An independent board and an independent Board Chair who is highly engaged and experienced; all our directors are independent, other than our Chief Executive Officer (“CEO”);
•A diverse board, with a variety of relevant skills, experience and backgrounds;
•Executive sessions of our independent directors held at each regular board meeting;
•Annual elections for all directors; majority voting in uncontested director elections;
•Full board engagement in the strategic planning process, including an in-depth annual strategy review and overseeing progress throughout the year;
•A Risk Committee consisting entirely of independent members that is responsible for oversight of enterprise risks, including cybersecurity risks;
•Regular evaluations of governance policies and practices, making changes when appropriate; including delegating additional cybersecurity oversight responsibilities to the Risk Committee, delegating environmental sustainability oversight responsibilities to the Nominating and Corporate Governance Committee, delegating additional human capital oversight responsibilities to the Compensation and Human Capital Committee; and adopting executive compensation clawback and director overboarding policies;
•Regular engagement with stakeholders on environmental, social and governance (“ESG”) matters; during this proxy season management contacted holders of over 47% of our class B common stock to discuss our environmental sustainability goals and initiatives, corporate governance, executive compensation and human capital matters;
•Annual board and committee self-evaluations, including one-on-one director discussions with the independent Board Chair;
•Comprehensive director orientation and education program;
•Robust stock ownership guidelines, including a target ownership of eight times annual salary for the CEO, five times annual salary for other executive officers and five times the annual retainer for directors; and
•Restrictions on executive officers and directors hedging or pledging their ownership in UPS stock.

7

2025 Director Nominees
Highlights

92% Independent	8.4 years Average tenure
Summary information about our director nominees is below. As a group, we believe our 12 director nominees have the appropriate skills and experience to effectively oversee and constructively challenge management’s performance in the execution of our strategy. For more information about our director nominees, see page 21.

Name	Director Since	Principal Occupation	Committee(s)
Independent Directors
Rodney Adkins	2013	Former Senior Vice President, IBM	–Risk (Chair) –Compensation and Human Capital –Executive
Eva Boratto	2020	Chief Financial Officer, Bath & Body Works	–Audit (Chair)
Kevin Clark	2025	Chairman and Chief Executive Officer, Aptiv	–Audit(1)
Wayne Hewett	2020	Senior Advisor to Permira	–Audit
Angela Hwang	2020	Chief Executive Officer - Partner, Flagship Pioneering, and Chief Executive Officer, Metaphore Biotechnologies	–Audit
Kate Johnson	2020	President and Chief Executive Officer, Lumen Technologies	–Nominating and Corporate Governance –Risk
William Johnson(2)	2009	Former Chairman, President and Chief Executive Officer, H.J. Heinz	–Nominating and Corporate Governance (Chair) –Executive
Franck Moison	2017	Former Vice Chairman, Colgate-Palmolive	–Nominating and Corporate Governance –Risk
Christiana Smith Shi	2018	Former President, Direct-to-Consumer, Nike	–Compensation and Human Capital (Chair) –Risk
Russell Stokes	2020	President and Chief Executive Officer, Commercial Engines and Services, GE Aerospace	–Compensation and Human Capital –Nominating and Corporate Governance
Kevin Warsh	2012	Former Member of the Board of Governors of the Federal Reserve System, Distinguished Visiting Fellow, Hoover Institution, Stanford University	–Compensation and Human Capital –Nominating and Corporate Governance
Non-Independent Director
Carol Tomé	2003	Chief Executive Officer, UPS	–Executive (Chair)
(1)If elected, will join the Audit Committee following the Annual Meeting
(2)Independent Board Chair

8	Notice of Annual Meeting of Shareowners and 2025 Proxy Statement

Executive Compensation
Compensation Practices
A significant portion of executive compensation is at-risk and tied to Company performance. This helps align executive decision-making with the long-term interests of our shareowners. Compensation practices that support these principles include:
•A balanced mix of cash and equity, providing a degree of financial certainty and appropriate incentives to retain and motivate executives;
•Performance incentive equity awards that vest over multiple years, furthering both retention and incentive goals;
•Periodic reviews and changes to incentive compensation metrics to better align them to progress on our strategic initiatives;
•Multiple distinct goals for annual and long-term performance incentive awards, avoiding overemphasis on any one metric and mitigating excessive risk-taking;
•Adopting payout structures for our annual Management Incentive Program (the “MIP”) that provide visibility and clarity to participants, and removing payout discretion;
•Long-term performance incentive awards with a three-year performance period;
•Stock option awards that vest over a five-year period and only provide value if our stock price increases;
•Clawback policy that applies to all of our executive officers;
•Incentive compensation plan awards that require a double trigger — both a change in control and a termination of employment or a failure to continue, assume or substitute the award — to accelerate vesting; and
•No tax gross-ups on equity awards or golden parachute excise taxes.
2024 Compensation Actions
Key 2024 compensation decisions affecting our executive officers included:
•Most target direct compensation was performance-based or considered “at risk” (94% for the CEO and 86% for all other named executive officers (“NEOs”) as a group), page 40;
•Base salary increases as a result of the annual salary review process, page 42;
•A return to annual goal setting for awards under the MIP, page 43;
•Adoption of a new incentive compensation award metric, and changes in metric weightings, under the MIP designed to better incent towards achievement of our strategic initiatives;
•Annual MIP awards were earned and paid below target, page 43; and
•Previously granted 2022 Long-Term Incentive Performance (“LTIP”) awards, which had three-year performance goals ending in 2024, were earned and paid below target, page 47.

Say on Pay Vote
We maintain executive compensation programs that support the long-term interests of our shareowners. We provide shareowners the opportunity to vote annually, on an advisory basis, to approve the compensation of our NEOs, as described in the Compensation Discussion and Analysis section and in the compensation tables and accompanying narrative disclosure in this Proxy Statement. The board recommends you vote FOR the advisory vote to approve NEO compensation. For more information, see page 70.

Ratify the Appointment of the Independent Registered Public Accounting Firm
The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2025. The board recommends you vote FOR the ratification of the appointment of Deloitte & Touche LLP. For more information, see page 73.

Shareowner Proposals
For the reasons described in this Proxy Statement, the board recommends you vote AGAINST the shareowner proposals. Information about these proposals starts on page 76.

9

Corporate Governance
The Board of Directors is accountable to shareowners and operates within a governance structure that we believe provides appropriate checks and balances to help create long-term value. The board’s responsibilities include:
•Establishing an appropriate corporate governance structure;
•Supporting and overseeing management in setting long-term strategic goals and applicable measures of value-creation;
•Providing oversight of the identification and management of material risks;
•Establishing appropriate executive compensation structures; and
•Monitoring business issues that have the potential to significantly impact the Company’s long-term value.
We regularly review and update our corporate governance policies in response to the evolving needs of our business, shareowner feedback, regulatory changes and other corporate developments. Following is an overview of our corporate governance structure and processes, including key aspects of the board’s functions.
Selecting Director Nominees
Maintaining a board of individuals independent of management, with the appropriate skills and experience, and of the highest personal character, integrity and ethical standards, is critical to the proper functioning of the board. The Nominating and Corporate Governance Committee seeks to promote diversity in the boardroom with respect to skills, experience, perspectives, background and other factors. Our directors’ biographies beginning on page 21 highlight factors that the board considered when nominating these individuals.

Nomination Process

1.	Board Composition Review

The board’s annual self-evaluation process helps the Nominating and Corporate Governance Committee identify needs by assessing areas where additional expertise, skills or experience may be desired. The Nominating and Corporate Governance Committee also conducts regular board composition reviews.

2.	Candidate Identification

The Nominating and Corporate Governance Committee uses a variety of sources to identify potential candidates, including board members, members of management, independent consultants and shareowner recommendations. Prospective candidates are evaluated after taking into account feedback from consultants, management and board members, candidate background and qualification reviews, and open discussions between the Nominating and Corporate Governance Committee and the full board. This process allows for active consideration of potential directors with a focus on long-term Company strategy, and resulted in the appointment of Kevin Clark as a new director in March 2025.

3.	Shortlisted Candidates

The Nominating and Corporate Governance Committee maintains a diverse list of potential director candidates according to desired skills, experiences and backgrounds. The list is reviewed at each Nominating and Corporate Governance Committee meeting and updated as appropriate. Each candidate is evaluated to help ensure that existing and planned future commitments would not materially interfere with expected board responsibilities. This process led to the appointment of Kevin Clark to the board in March 2025.

4.	Recommendation, Nomination and Election
Candidates recommended by the Nominating and Corporate Governance Committee and approved by the board are nominated for election. Directors are elected annually.

Result:	Six new independent directors added since 2020; 50% director refreshment since 2020.

10	Notice of Annual Meeting of Shareowners and 2025 Proxy Statement

Shareowner Recommendations
Shareowner recommended director candidates are considered on the same basis as recommendations from other sources. Shareowners can recommend a candidate by writing to the UPS Corporate Secretary, 55 Glenlake Parkway, N.E., Atlanta, Georgia 30328. Submissions must contain the prospective candidate’s name and a detailed description of the experience, qualifications, attributes and skills that make the individual a suitable director candidate.
Board Leadership Structure
Based on the periodic evaluation and recommendation of the Nominating and Corporate Governance Committee, the board determines the most appropriate board leadership structure, including who should serve as Board Chair, and whether the roles of Board Chair and CEO should be separated or combined. In making this determination, the board evaluates a number of factors, including professional experience, operational responsibilities and corporate governance developments.
In October 2020, in connection with Carol Tomé’s election as CEO, the board determined that it was in the best interests of the Company to enable Carol to focus on leading the Company, and separated the roles of Board Chair and CEO. Bill Johnson, who had been serving as our independent Lead Director, was appointed Board Chair.
Bill provides significant value to the board. Bill has served on our board since 2009 and served as independent Lead Director from 2016 until October 2020. He has deep institutional knowledge of the Company and provides strong continuity of leadership. He devotes significant time to understanding our strategy and communicating with the CEO, and other directors, between meetings. He draws on his extensive knowledge of our business, industry, strategic priorities and competitive developments to set the board’s agendas in collaboration with the CEO, and he seeks to ensure that board meetings are productive and interactions with the directors facilitate a useful exchange of viewpoints. In light of the foregoing, the importance of management’s focus on the execution of the Company’s strategic priorities and the need for board oversight continuity in the face of ongoing global economic and political uncertainty, in February 2025 as a part of our director nomination process, the board determined it was appropriate to grant Bill a waiver from the board’s mandatory retirement age of 75 so that he can continue to lead the board for an additional year.
Carol is available to all directors between meetings and meets regularly with the Board Chair, and with the directors individually and as a group, to receive feedback. Bill’s collaboration with Carol allows the board to focus attention on the issues of greatest importance to the Company and its shareowners and our CEO to focus primarily on leading the Company.
Furthermore, all the members of each of the Audit Committee, the Compensation and Human Capital Committee, the Nominating and Corporate Governance Committee and the Risk Committee are independent. Each committee is led by a chairperson who sets the meeting agendas and reports to the full board on the committee’s work. Additionally, the independent directors meet in executive session without management present at each regular board meeting, as described below.
Executive Sessions of Independent Directors
Directors hold executive sessions without management present at each regular board meeting. The Board Chair determines the agenda and presides at each session. The Board Chair generally invites the CEO to join a portion of the executive session to receive feedback and when deemed appropriate otherwise. In addition, throughout the year the Board Chair meets individually with each director to discuss issues that are important to the board and to solicit and provide further feedback.

11

Board and Committee Evaluations
The board’s performance is critical to our long-term success and the protection of stakeholders’ interests. The board employs both an ongoing informal and a formal annual process to evaluate its performance and the contributions of individual directors to the successful execution of the board’s obligations. The Board Chair frequently considers the performance of the board and the board’s committees and has informal discussions about individual director contributions to the board. The Board Chair shares feedback from these discussions with the full board and with individual board members. In addition, during 2024 the Board Chair met individually with each director to discuss overall board effectiveness and performance, individual director time commitments and potential 2025 board meeting agenda items.

Annual Evaluation Process

1.	Formal Annual Evaluation Oversight

The Board of Directors, Audit Committee, Compensation and Human Capital Committee, Nominating and Corporate Governance Committee, and Risk Committee each conduct an annual, formal self-assessment. The Nominating and Corporate Governance Committee oversees the annual board assessment process and the implementation of the annual committee self-assessments.

2.	Use of Detailed Questionnaires

All board and committee members complete a detailed confidential questionnaire each year. The questionnaire provides for quantitative ratings in key areas, including overall board effectiveness, meeting effectiveness, access to information, information format, board committee structure, access to management, succession planning, meeting dialogue, communication with the CEO, operational reporting, financial oversight, capital structure and financing, capital spending, long-term strategic planning, risk oversight, crisis management and time management. In addition to responding to specific questions, directors are encouraged to provide additional written feedback and make detailed anonymous comments. We engage an independent third party to administer and prepare reports on the evaluations.

3.	Reviews

The results of the committee self-assessments are reviewed by each committee and discussed with the full board. The Nominating and Corporate Governance Committee Chair reviews the results of committee self-assessments and discusses the responses with the chairs of the other board committees as appropriate. The Nominating and Corporate Governance Committee Chair also reviews and discusses the board evaluation results with the full board.

4.	Follow-up

Matters requiring follow-up are addressed by the Nominating and Corporate Governance Committee Chair or the chairs of the other committees as appropriate. In addition, throughout the year the Board Chair meets individually with each director to discuss issues that are important to board members and to solicit further feedback.

Result:
Feedback from these evaluations has led to several improvements in board functionality, including changes to the format and delivery of board meeting materials, board meeting agendas and recurring topics, strategic planning and oversight, director recruitment practices, orientation and education, engagement with management, board committee memberships, allocation of responsibilities among the board’s committees and succession planning.

12	Notice of Annual Meeting of Shareowners and 2025 Proxy Statement

Board Refreshment and Succession

8.4 years nominee average tenure
Newer directors (< 5 years)
Medium-tenured directors (5-10 years)
Longer-tenured directors (> 10 years)

The Nominating and Corporate Governance Committee regularly evaluates board composition and necessary skills as our business evolves over time. We seek a balance of knowledge and experience that comes from longer-term board service with new ideas and perspectives that can come from newer directors. Since 2020, we have added six new directors and, as of the Annual Meeting, have had six directors retire. The average tenure of the director nominees reflects an appropriate balance between different perspectives brought by newer, medium and long-serving directors.
Board Oversight of Strategic Planning
The board’s responsibilities include oversight of strategic planning. Effective oversight requires a high level of constructive engagement between management and the board. The board leverages its substantial experience and expertise and is fully engaged in the Company’s strategic planning process. Management develops and prioritizes strategic plans on an annual basis. Management then reviews these plans with the board on an annual basis, along with the Company’s challenges, opportunities, industry dynamics, and legal, regulatory and governance developments and other significant strategic matters.
Management provides the board comprehensive updates throughout the year regarding progress on the Company’s strategic plans. Management also provides regular updates regarding the achievement of the Company’s financial and other goals. In addition, the CEO communicates regularly with the board on important business opportunities, financial and operational performance matters, risks and other developments such as sustainability, human capital, labor and customer relations, both during and outside the regular board meeting cycle.
Management Development and Succession Planning
Succession planning and talent development are important at all levels within our organization. The board oversees management’s emergency and long-term succession plans at the executive officer level, most importantly the CEO position. The board annually reviews succession plans for senior management including the CEO, all in the context of the Company’s overall business strategy and with a focus on risk management. More broadly, the board and the Compensation and Human Capital Committee are regularly updated on key talent indicators for the overall workforce, including workforce recruiting, retention and training and development programs.
The board’s succession planning activities are ongoing and strategic and are supported by board committees and independent third-party consultants. In addition, the CEO annually provides an assessment to the board of senior leaders and their potential to succeed at key senior management positions. As a part of this process, potential leaders interact with board members through formal presentations and during informal events.
We also utilize a formal director engagement program in which directors meet with individual executive officers, visit Company operations, participate in employee events and receive in-depth subject matter updates outside of the regular board meeting process. These engagements encourage the ongoing exchange of ideas and information between directors and management, facilitate the board’s oversight responsibilities, and support management development and succession planning efforts.

13

Risk Oversight

Board of Directors
Risk management oversight is an essential board responsibility. The board regularly discusses our most significant risks and how these risks are being managed. The Company’s enterprise risk management process is designed to identify potential events that may affect the achievement of the Company’s strategic objectives or have a material adverse effect on the Company. The board reviews periodic assessments from this process and participates in the Company’s annual enterprise risk evaluation process. The board has delegated to its standing committees specific risk oversight responsibilities as set out below and receives regular reports from the committees on appropriate areas of risk management.

Risk Committee	Audit Committee	Compensation and Human Capital Committee	Nominating and Corporate Governance Committee
Oversees management’s identification and evaluation of enterprise risks, including risks associated with intellectual property, operations, privacy, technology, cybersecurity and business continuity.	Oversees policies with respect to financial risk assessment, including guidelines to govern the process by which major financial and accounting risk assessment and management is undertaken.	Considers risks related to compensation policies and practices, with respect to both executive compensation and compensation generally, and considers other human capital risks.	Considers risks related to succession planning, political contributions and lobbying, environmental sustainability and stakeholder engagement matters, among others.
The Company’s Chief Legal and Compliance Officer (“CLO”), Chief Digital and Technology Officer (“CDTO”), Chief Information Security Officer (“CISO”), and Vice President of Compliance and Internal Audit each meet individually with the Risk Committee on a regular basis to discuss and address relevant matters. The Chair of the Risk Committee also meets frequently with the CDTO between meetings.
The Risk Committee updates the board annually on the results of Company’s enterprise risk management identification process and risk assessment results. The board provides feedback to the Company about significant enterprise risks and assesses the Company’s identification of its most significant risk areas. The Risk Committee also coordinates with the Audit Committee, including through periodic joint meetings, to enable the Audit Committee to perform its risk-related responsibilities. The Risk Committee oversees the Company’s approach to cyber risk assessment and mitigation by, among other things:
•reviewing the Company’s cybersecurity insurance program;
•reviewing the Company’s cybersecurity budget;
•discussing the results of various internal cybersecurity audits and periodic independent third-party assessments of the Company’s cybersecurity programs;
•being briefed on cybersecurity matters by outside experts; and
•receiving regular updates from the CISO and others on cybersecurity risks, operational metrics, compliance and regulatory developments, training programs, risk mitigation activities, key projects and industry developments.
The Audit Committee has additional risk assessment and risk oversight responsibilities, specifically with respect to financial risk assessment. The CLO, CEO, CFO and Vice President of Compliance and Internal Audit each meet individually with the Audit Committee on a regular basis.
In addition, the CLO reports directly to our CEO, providing visibility into the Company’s risk profile. The board believes that the work undertaken by its committees, together with the work of the full board and the Company’s senior management, enables effective oversight of the Company’s management of risk.

14	Notice of Annual Meeting of Shareowners and 2025 Proxy Statement

Stakeholder Engagement
Maintaining open and ongoing dialogs with key stakeholders is an important component of our corporate culture. Our management team participates in numerous investor meetings throughout the year to discuss our business, strategy and financial results. This includes in-person, telephone and webcast conferences, as well as key site visits.
In addition, each year we undertake a stakeholder outreach program in which we discuss progress on our environmental sustainability, human capital and governance initiatives. This year we contacted holders of over 47% of our class B common stock as a part of this program. Engagement provides us with the opportunity to understand issues of significant importance to stakeholders and to receive feedback on our practices and disclosures. Similarly, it provides us with an opportunity to discuss how management believes its actions are aligned with long-term value creation.
We also proactively correspond with other key stakeholders throughout the year. We share feedback from our engagements with the board, the Compensation and Human Capital Committee, and the Nominating and Corporate Governance Committee as appropriate.

We consider the views of our shareowners and other stakeholders when evaluating our policies and practices; for example, in recent years we have:
The Compensation and Human Capital Committee considers shareowner feedback, along with the market information and analysis provided by its independent compensation consultant, when making decisions about our executive compensation programs. In recent years we have:

•Announced a number of environmental and social goals, including a carbon neutral by 2050 goal;
•Accelerated our environmental sustainability reporting;
•Increased disclosures around individual director skills, experience and backgrounds;
•Separated the Board Chair and CEO roles;
•Appointed an independent Board Chair;
•Expanded reporting on lobbying activities;
•Revised the Risk Committee charter to specifically identify cybersecurity oversight responsibilities;
•Revised the Nominating and Corporate Governance Committee charter to include oversight of environmental sustainability matters and risks; and
•Revised the Compensation and Human Capital Committee charter to include oversight of performance and talent management, workforce representation, work culture and employee development and retention.

•Updated the peer group for executive and director compensation market comparisons;
•Returned to a single, annual goal setting process for MIP awards;
•Annually reevaluated performance metrics under our incentive compensation plans for proper design to incent towards long-term Company value creation;
•Amended the MIP to adopt payout tables increasing clarity for participants and removing payout discretion;
•Added relative total shareowner return as a component of our LTIP program;
•Added an individual payout cap to the MIP;
•Provided additional disclosures around the performance measures used for the MIP and LTIP plans;
•Adopted a mandatory incentive compensation clawback policy applicable to executive officers;
•Eliminated single-trigger equity vesting following a change in control; and
•Enhanced the competitiveness of our annual MIP.

15

Political Engagement

Overview
Responsible participation in the political process is important to our success and the protection and creation of shareowner value. We participate in this process in accordance with good corporate governance practices. Our Political Engagement Policy (the “policy”) is summarized below and is available at www.investors.ups.com. In addition, as a component of our ongoing governance evaluation process, we expanded our reporting around lobbying and trade association memberships.
•The Nominating and Corporate Governance Committee oversees the policy;
•Corporate political contributions are restricted;
•We publish semi-annual political engagement reports, described below; and
•Eligible employees can make political contributions through a Company-sponsored political action committee (“UPSPAC”). UPSPAC is organized and operated on a voluntary, nonpartisan basis and is registered with the Federal Election Commission.

Oversight and Processes
Political contributions are made in a legal, ethical and transparent manner that best represents the interests of our stakeholders. Political and lobbying activities require prior approval of the UPS Public Affairs department and are subject to review (and in some cases prior approval) by the Nominating and Corporate Governance Committee.
Senior management works with the Public Affairs department on furthering our business objectives and protecting and enhancing shareowner value. The CLO reviews political and lobbying activities and regularly reports to the board and the Nominating and Corporate Governance Committee on these activities.

Lobbying and Trade Associations
The Public Affairs department coordinates the Company’s lobbying activities, including engagements with federal, state, and local governments. UPS is also a member of a variety of trade associations that engage in lobbying. Lobbying activities require prior approval of the Public Affairs department.
The Nominating and Corporate Governance Committee regularly reviews UPS’s participation in trade associations that engage in lobbying to determine if our involvement is consistent with UPS business objectives and whether participation exposes the Company to excessive risk.
Lobbying activities are governed by comprehensive policies and practices designed to facilitate compliance with laws and regulations, including those relating to the lobbying of government officials, the duty to track and report lobbying activities, and the obligation to treat lobbying costs and expenses as nondeductible for tax purposes.

Political Activity Transparency
We publish semi-annual political engagement reports, which are reviewed and approved by the Nominating and Corporate Governance Committee. The reports provide:
•Amounts and recipients of any federal and state Company political contributions in the U.S. (if any such expenditures are made);
•The names of trade associations that receive $50,000 or more and that use a portion of the payment for political contributions; and
•The names of trade associations, or other organizations that draft model legislation, that received $25,000 or more in membership dues from UPS in a given year, and the percentage of dues used for lobbying purposes.

16	Notice of Annual Meeting of Shareowners and 2025 Proxy Statement

Our most recent report is available on our investor relations website at www.investors.ups.com. We also publicly file a federal Lobbying Disclosure Act Report each quarter, providing information on activities associated with influencing legislation through communications with any member or employee of a legislative body, or with any covered executive branch official. This report discloses expenditures for the quarter, describes the specific pieces of legislation that were the topic of communications, and identifies the individuals who lobbied on behalf of UPS. We file similar publicly available periodic reports with state agencies reflecting state lobbying activities.
Sustainability
We are a global package delivery and logistics provider. We offer a broad range of industry-leading products and services through our extensive global presence, serving over 200 countries and territories. Our services include transportation and delivery through our integrated air and ground network, distribution, contract logistics, ocean freight, airfreight, customs brokerage and insurance. In 2024, we delivered an average of 22.4 million packages per day, totaling 5.7 billion packages during the year. Total revenue in 2024 was $91.1 billion.
The board considers key economic, environmental and social sustainability risks and opportunities as part of its involvement in and oversight of UPS’s strategic planning. The board also regularly reviews the effectiveness of our risk management and due diligence processes related to material sustainability topics. In executing its responsibilities, the board has delegated oversight of environmental sustainability matters to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee monitors the development, implementation, and progress of the Company’s environmental sustainability goals and regularly reports on those matters to the board.
Authority for day-to-day management of sustainability matters has been delegated to management. Our Chief Sustainability Officer regularly reports to the Company’s CEO and the Nominating and Corporate Governance Committee regarding sustainability strategies, priorities, goals and performance. In addition, the board is regularly briefed on issues of concern for customers, unions, employees, retirees, investors, governmental entities and other stakeholders. For additional information on board risk oversight, see page 14.
Each year we publish corporate sustainability reports showcasing the goals, recent achievements and challenges of our commitment to balancing the economic, environmental and social aspects of our business. In response to stakeholder interest, we have accelerated the timing of these reports to provide stakeholders with more current information in advance of our Annual Meeting. These reports are available at https://investors.ups.com/sustainability. Our ability to meet our goals will depend in part on significant technological advancements with respect to the development and availability of reliable, affordable and sustainable alternative solutions that are outside of our control, including sustainable aviation fuel and alternative fuel vehicles. While we remain committed to being responsive to the effects of climate change and reducing our carbon footprint, there can be no guarantees or assurances that our goals and strategic plans to achieve those goals will be successful.
Human Capital Management
Our success is dependent upon our people, working together with a shared purpose. As we seek to capture new opportunities and pursue growth, we are focused on maintaining the culture we have cultivated over our nearly 118-year history and incorporating the new perspectives we need to take the business into the future. To assist with employee recruitment and retention, we continue to review the competitiveness of our employee value proposition, including benefits and pay, training, talent development and advancement opportunities.
We have approximately 490,000 employees (excluding temporary seasonal employees), of which 406,000 are in the U.S. and 84,000 are located internationally. Our global workforce includes approximately 78,000 management employees (38% of whom are part-time) and 412,000 hourly employees (50% of whom are part-time).
More than 75% of our U.S. employees are represented by unions, primarily those employees handling or transporting packages. Many of these employees are employed under a national master agreement and various supplemental agreements with local unions affiliated with the International Brotherhood of Teamsters (”Teamsters”). Our national master agreement with the Teamsters expires July 31, 2028. In addition, approximately 3,300 of our pilots are represented by the Independent Pilots Association (“IPA”). Our agreement with the IPA becomes amendable September 1, 2025.
We bargain in good faith with the unions that represent our employees. We frequently engage union leaders at the national level and at local chapters throughout the U.S. We participate in works councils and associations outside the U.S., which allows us to respond to emerging issues abroad. This work helps our operations to build and maintain productive relationships with our employees.

17

Oversight and Management
Our board, directly and through the Compensation and Human Capital Committee, is responsible for oversight of human capital matters. Effective oversight is accomplished through a variety of methods and processes including regular updates and discussions around human capital transformation efforts, technology initiatives impacting the workforce, health and safety matters, employee survey results related to culture and other matters, hiring and retention, employee demographics, labor relations and contract negotiations, compensation and benefits, succession planning and employee training initiatives.
In addition, the Compensation and Human Capital Committee charter includes oversight responsibility for performance and talent management, workforce representation, work culture and employee development and retention. We believe the board’s oversight of these matters helps identify and mitigate exposure to labor and human capital management risks, and is part of the broader framework that guides how we attract, retain and develop a workforce that aligns with our values and strategies.

Total Rewards
We offer competitive compensation and benefits. In addition, our long history of employee stock ownership aligns the interests of our management team with shareowners. In the U.S., benefits available to our non-union employees include: comprehensive health insurance coverage; life insurance; short- and long-term disability coverage; paid caregiver leave; child/elder care spending accounts; work-life balance programs; an employee assistance program; and a discounted employee stock purchase plan.
We invest in our people by offering a range of other benefits, such as paid time off, retirement plans, and education assistance. In the U.S., these other benefits are generally provided to non-union employees without regard to full-time or part-time status.

Employee Health and Safety
We seek to provide industry-leading employee health, safety and wellness programs across our workforce. UPS's Comprehensive Health and Safety Program ("CHSP") is an occupational health and safety system tailored to our varied operational environments. Our CHSP covers a wide array of roles, from package handling to administration, and spans geographical boundaries to include sorting facilities, mobile logistics, administrative offices, and other locations worldwide. UPS conducts audits to assess specific risks and hazards, including equipment safety, workplace environment, and emergency response protocols. We monitor our safety performance through various measurable targets, including recoverable injury frequency, lost time frequency and the number of recorded auto accidents.
Majority Voting and Director Resignation Policy
Our Bylaws provide for majority voting in uncontested director elections. The number of votes cast for a nominee must exceed the number of votes cast against that person. Any incumbent director who does not receive a majority of the votes cast must offer to resign from the board.
In such an event, the Nominating and Corporate Governance Committee will recommend to the board whether to accept or reject the director’s offer to resign after considering all relevant factors. The board will act on the recommendation within 90 days following certification of the election results after considering all relevant information.
Any director who offers to resign must recuse himself or herself from the board vote, unless the number of independent directors who were successful incumbents is fewer than three. The board will promptly disclose its decision regarding any director’s offer to resign, including its reasoning. If the board determines to accept a director’s offer to resign, the Nominating and Corporate Governance Committee will recommend whether and when to fill such vacancy or reduce the size of the board.

18	Notice of Annual Meeting of Shareowners and 2025 Proxy Statement

Board Meetings and Attendance
The board held six meetings during 2024. Also during 2024, the Audit Committee met 11 times, the Compensation and Human Capital Committee met five times, the Nominating and Corporate Governance Committee met four times and the Risk Committee met four times (including a joint meeting with the Audit Committee). Prior to meetings, the Board Chair and the committee chairs work with management to determine and prepare agendas for the meetings.
Board meetings generally occur over two days. Board committees meet on the first day, followed by the beginning of the board meeting. The second day typically consists of reports from each committee chair to the full board, additional presentations by internal business leaders or others with expertise in various subject matters, and an executive session consisting of only independent board members.
All directors attended at least 75% of the total number of board and any committee meetings of which he or she was a member in 2024. Our directors are expected to attend each annual shareowner meeting, and all individuals who were then members of the board attended the 2024 Annual Meeting. The independent directors met in executive session at all regular board meetings held in 2024.
Code of Business Conduct
We are committed to conducting our business in accordance with the highest ethical principles. Our Code of Business Conduct is applicable to anyone who represents UPS, including our directors, executive officers and all other employees and agents of UPS. A copy of our Code of Business Conduct is available on our investor relations website at www.investors.ups.com.
Conflicts of Interest and Related Person Transactions
Our Audit Committee is responsible for overseeing our Code of Business Conduct, which includes policies regarding conflicts of interest. The Code requires employees and directors to avoid conflicts of interest, defined as situations where the person’s private interests conflict, or may appear to conflict, with the interests of UPS.
We maintain a written related person transactions policy that applies to any transaction or series of transactions in which: (1) the Company or any of its subsidiaries is a participant; (2) any “related person” (executive officer, director, greater than 5% beneficial owner of the Company’s common stock, or an immediate family member of any of the foregoing) has or will have a material direct or indirect interest; and (3) the aggregate amount involved since the beginning of the Company’s last completed fiscal year will exceed or may reasonably be expected to exceed $100,000.
The policy provides that related person transactions that may arise during the year are subject to the Audit Committee’s reasonable prior approval. If advance approval of a related person transaction is not possible, then the transaction will be considered and, if deemed appropriate, ratified no later than the Audit Committee’s next regularly scheduled meeting. In determining whether to approve or ratify a transaction, the Audit Committee will consider, among other factors it deems appropriate, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstance, the extent of the related person’s interest in the transaction, whether the transaction would impair independence of a non-employee director and whether there is a business reason for UPS to enter into the transaction. A copy of the policy is available on our investor relations website at www.investors.ups.com. The Company did not engage in any related person transactions since January 1, 2024 that require disclosure in this Proxy Statement or under the Company’s policy.
At least annually, each director and executive officer completes a questionnaire in which they are required to disclose any business relationships that may give rise to a conflict of interest, including transactions in which UPS is involved and where an executive officer, a director or a related person has a direct or indirect material interest. We also review the Company’s financial systems and any related person transactions to identify potential conflicts of interest.
We have immaterial ordinary course of business transactions and relationships with companies with which our directors are associated. These transactions and relationships were entered into on terms that are both reasonable and competitive. Additional transactions and relationships of this nature may be expected to take place in the ordinary course of business in the future.

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Transactions in Company Stock
We prohibit our executive officers and directors from hedging or pledging their ownership in UPS stock. Specifically, they are prohibited from purchasing or selling derivative securities relating to UPS stock and from purchasing financial instruments that are designed to hedge or offset any decrease in the market value of UPS securities. Furthermore, our employees, officers and directors are prohibited from engaging in short sales of UPS stock.
Corporate Governance Guidelines and Committee Charters
Our Corporate Governance Guidelines and the charters for each of the board’s committees are available on our investor relations website at www.investors.ups.com. Each committee reviews its charter annually. In addition, the Nominating and Corporate Governance Committee reviews our Corporate Governance Guidelines annually and recommends any changes to the board for approval. When amending our committee charters or Corporate Governance Guidelines, we consider current governance trends and best practices, changes in regulatory requirements, advice from outside sources and input from stakeholders.
Communicating with the Board of Directors
Shareowners and other interested parties may communicate directly with the board, with the non-management directors as a group, or with any specific director, by writing to the UPS Corporate Secretary, 55 Glenlake Parkway, N.E., Atlanta, Georgia 30328. Please specify to whom your letter should be directed. After review by the Corporate Secretary, appropriate communications will be forwarded to the addressee. Advertisements, solicitations for business, requests for employment, requests for contributions, matters that may be better addressed by management or other inappropriate materials will not be forwarded.
Insider Trading Policy
We have adopted policies and procedures governing the purchase, sale, and other dispositions of the Company’s securities by directors, officers and employees. These procedures are reasonably designed to promote compliance with insider trading laws, rules, and regulations, and New York Stock Exchange listing standards. A copy of our Insider Trading Policy has been filed as Exhibit 19 to our Annual Report on Form 10-K for the year ended December 31, 2024, and is available on our investor relations website at www.investors.ups.com.

20	Notice of Annual Meeting of Shareowners and 2025 Proxy Statement

Our Board of Directors
Proposal 1 — Director Elections

What am I voting on? Election of each of the 12 named director nominees to hold office until the 2026 Annual Meeting and until their respective successors are elected and qualified.
Board’s Recommendation: Vote FOR the election of each nominee.
Vote Required: A director will be elected if the number of votes cast for that director exceeds the number of votes cast against that director.

The board has nominated the individuals named below for election as directors at the Annual Meeting. Michael Burns, who has served as a director since 2005, is not nominated for re-election at the Annual Meeting. Effective as of the Annual Meeting, the size of the board will be reduced to 12 directors. We thank Mike for his service and his significant contributions to UPS over the last 20 years.
All nominees, other than Kevin Clark, were elected by shareowners at our last Annual Meeting. Kevin was identified as a potential director candidate by a third-party search and recruitment consultant. If elected, all nominees are expected to serve until the next Annual Meeting and until their respective successors are elected and qualified. If any nominee is unable to serve as a director, the board may reduce the number of directors that serve on the board or choose a substitute nominee. Any nominee who is currently a director, and for whom more votes are cast against than are cast for, must offer to resign from the board.
As a group, our director nominees, all of whom are currently directors, effectively oversee and constructively challenge management’s performance in the execution of our strategy. Our directors’ broad professional skills and experiences contribute to a wide range of perspectives in the boardroom. The Nominating and Corporate Governance Committee regularly assesses the skills and experience necessary for our board to function effectively and considers where additional expertise may be needed.
Diversity with respect to skills, experience, perspectives, backgrounds and other factors is a key consideration when identifying and recommending director nominees. While we do not have a formal policy on board diversity, our Corporate Governance Guidelines emphasize diversity of skills, experience, perspectives and backgrounds, and the Nominating and Corporate Governance Committee considers such diversity in recruitment and nominations of director candidates.
Our Corporate Governance Guidelines provide that an individual should not be eligible for nomination or election as a director of the Company after he or she reaches the age of 75 (the “retirement age requirement”). For the reasons described under “Board Leadership Structure” above, the board (other than Bill) determined it was in the best interests of the Company and its shareowners to grant Bill an additional one-year waiver from the retirement age requirement.
Biographical information about the director nominees appears below, including information about the experience, qualifications, attributes, and skills considered by our Nominating and Corporate Governance Committee and board in determining that the nominee should serve as a director. For additional information about how we identify and evaluate nominees for director, see page 10.

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Director Nominee Skills and Experience
Highlights

92% Independent	8.4 years Average tenure

Skills and Experience / Attributes
CEO			●	●	●	●	●				●
CFO		●	●								●
Consumer / Retail		●					●	●	●		●
Digital Technology	●					●			●		●
Geopolitical Risk							●	●				●
Global / International			●	●	●		●	●	●	●		●
Healthcare		●	●	●	●
Human Capital Management				●	●	●	●			●	●
Operational	●		●	●	●	●	●	●	●	●
Risk / Compliance / Government	●	●		●	●					●	●	●
Sales / Marketing					●	●	●	●	●	●
Small and Medium- Sized Businesses		●		●	●	●	●			●
Supply Chain Management	●		●	●	●		●	●	●
Technology / Technology Strategy	●		●	●		●				●
Other Public Company Board Service	●		●	●		●	●	●	●		●	●

22	Notice of Annual Meeting of Shareowners and 2025 Proxy Statement

Director Nominee Biographical Information

Reasons for Nomination
Rod brings deep expertise in technologies, business operations and supply chain management to the Board. He previously led corporate strategy and systems and technology groups at IBM, where he guided that company through continuous transformation and developed strategies for leadership in evolving computing capabilities, new markets and new client segments, delivering significant shareholder value.
Inducted into the National Academy of Engineering, he was recognized by the National Society of Black Engineers for Lifetime Achievement in Industry.
Select Skills and Experiences
•Operational: Rod led global teams and managed a multi billion-dollar product development and manufacturing business division at IBM, overseeing the highly complex product lifecycle from concept and testing to commercialization. He drove efficient supply chain management, built high-performing teams and delivered high-quality products across global markets.
•Risk / Compliance / Government: Throughout his 30-year career at IBM, Rod was responsible for overseeing the integration of regulatory compliance and risk management into new product and service offerings development, facilitating robust intellectual property protection, adherence to export controls, consumer safety and the ethical use of emerging technologies.
•Technology / Technology Strategy: Rod oversaw the creation of a wide portfolio of industry-transforming personal computing products, including the launch of mobile computing technologies and other products. He also led IBM’s POWER business and delivered market leadership for UNIX, pioneering what became IBM’s portfolio of IoT solutions.

Professional Highlights
3RAM Group LLC, a capital investment, business consulting and property management services
•President (since 2015)
International Business Machines (IBM), a global technology products and services company
•SVP, Corporate Strategy (2013-2014), Systems and Technology Group (2009-2013), Development & Manufacturing (2007-2009)
•VP, Development, IBM Systems and Technology Group (2003-2007)
•Several operational and executive roles spanning strategy, technology, systems and supply chain (1981-2003)
Education
•B.A., Physics, Rollins College
•B.S. and M.S., Electrical Engineering, Georgia Institute of Technology

Rodney Adkins
Independent Director
Director Since: 2013
Age: 66
Board Committees
•Risk (Chair)
•Compensation and Human Capital
•Executive
Public Board Directorships
•Avnet, Inc. (since 2015)
•PayPal Holdings, Inc. (since 2017)
•W.W. Grainger, Inc. (since 2014)

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Reasons for Nomination
Eva brings extensive corporate finance experience to the Board, gained throughout her career as CFO at multiple public companies, including in the healthcare and retail sectors, with complex operations and large workforce. She has deep knowledge of financial reporting and accounting standards, organic and inorganic growth strategies and digital transformation. Her strong track record of creating shareholder value and building strong partnerships enhances the Board’s oversight of growth initiatives, compliance and financial risk management.
Select Skills and Experiences
•Financial Expertise: Eva has over three decades of experience in corporate finance roles, overseeing all aspects of corporate financial strategy and operations, including financial reporting, investor relations, capital strategies and procurement. While at CVS, she led the integration of the finance function following the acquisition of Aetna in 2018, unlocking synergies and positioning the company to realize growth.
•Healthcare: At CVS, Eva was critical to the development of that company’s growth plan, including investment in digital transformation. Her deep understanding of the healthcare sector enabled her to successfully lead that company through the COVID-19 pandemic, mitigating economic impact on operations and funding CVS Health’s capabilities to reaffirm its leadership role in testing and vaccines, while delivering on pre-established commitments and new business opportunities.
•Risk / Compliance / Governance: Throughout her career, Eva has played an instrumental role at leading public companies, overseeing operational and financial risk management, as well as compliance with tax and industry regulations. She has led the implementation of risk mitigation strategies to address both short-and long-term challenges, along with the adoption of robust internal controls and compliance frameworks.

Professional Highlights
Bath & Body Works, Inc., a global personal care and home fragrance retailer
•CFO (since 2023)
Opentrons Labworks, Inc., a life sciences company
•CFO (2022-2023)
CVS Health Corporation, a diversified health services company
•EVP and CFO (2018-2021)
•EVP, Controller and Chief Accounting Officer (2013-2018)
•SVP and CFO, Pharmacy Services Segment (Caremark) (2010-2013)
Merck & Co., a global science and technology company
•VP U.S. Market Finance Leader (2009-2010)
•VP Investor Relations (2008-2009)
•Global Pharmaceuticals VP & Controller (2006-2008)
•Additional roles of increasing responsibility (1990-2006)
Education
•B.S., Accounting and Economics, Rutgers University
•MBA, Drexel University

Eva Boratto Independent Director Director Since: 2020 Age: 58 Board Committees •Audit (Chair)

24	Notice of Annual Meeting of Shareowners and 2025 Proxy Statement

Reasons for Nomination
Kevin is a highly accomplished leader of complex, global organizations with a record of driving shareholder value through operating excellence, transformative change, and innovation aligned with dynamic landscapes and customers’ critical needs. Under his guidance, Aptiv evolved from an automotive components supplier into a premier full-systems solutions partner serving automotive, commercial vehicle, aerospace and defense, telecommunications and industrial markets around the world.
Select Skills and Experiences
•Technology / Technology Strategy: As CEO of Aptiv, Kevin led its transformation into a global technology company focused on advancing the future of mobility and positioned to capitalize on key megatrends, including electrification, digitization, artificial intelligence and automation. In addition, as CFO of Fisher Scientific, he guided the creation of a complete portfolio of products, services and solutions for health science research, discovery and diagnostics organizations worldwide.
•CFO / Finance: Kevin is an experienced operationally-focused finance executive with expertise in the industrial and healthcare sectors and a track record of driving profitable growth through disciplined risk management, operating efficiency and cost rationalization initiatives, as well as capital allocation strategies that include organic investments and M&A. His various CFO leadership has included overseeing two IPOs and multiple M&A transactions, including the completion of a $10 billion merger.
•Supply Chain Management: In his executive roles, Kevin has developed manufacturing and distribution effectiveness and efficiency plans for global enterprises serving more than 150 countries across six continents. His track record includes navigating supply chain disruptions caused by the COVID-19 pandemic and mitigating other macroeconomic and geopolitical risks. At Delphi and Aptiv, he transformed the manufacturing footprint through modernization and automation, enhancing operational resiliency and unlocking efficiencies.

Professional Highlights
Aptiv PLC, a global full-system architecture and software solutions provider
•Chairman and CEO (since 2022)
•President and CEO (2017-2022)
Delphi Automotive, global supplier of technologies for the automotive and commercial vehicle markets (Aptiv predecessor)
•President and CEO (2015-2017)
•EVP and COO (2014-2015)
•EVP and CFO (2010-2014)
Liberty Lane Partners, a private equity investment firm
•Founding Partner (2007-2010)
Fisher Scientific International, Inc., a global manufacturer and distributor of products and solutions for scientific research and healthcare related companies
•VP and CFO (2001-2006)
Education
•B.S., Finance Administration, Michigan State University
•MBA, Michigan State University

Kevin Clark Independent Director Director Since: 2025 Age: 62 Board Committees •Audit(1) Public Board Directorships •Aptiv (since 2015)

(1)If elected, Kevin will join the Audit Committee following the Annual Meeting.

25

Reasons for Nomination
Wayne brings extensive experience in global operations, finance, capital markets and packaging solutions, acquired through his senior executive leadership roles across the U.S., Europe, Latin America and the Asia-Pacific region. He has a proven track record of executing company-wide initiatives across large organizations, negotiating M&A transactions, developing proprietary products, optimizing supply chains and applying emerging technologies to introduce new products and services.
Select Skills and Experiences
•Small and Medium-Sized Businesses: Wayne’s corporate leadership experience across a range of small-, mid- and large-cap companies, along with his current work with the Permira executive team to drive growth and long-term value creation across the fund’s portfolio companies, provides him with deep insights into the expectations of a broad range of customers.
•Supply Chain Management: Among his various roles at GE, Wayne oversaw supply chain and operations. He launched and led the company-wide Operations Council, which served as GE’s center of excellence for supply chain optimization, delivering enhancements for on-time delivery, quality and environment, health and safety.
•Technology / Technology Strategy: While at GE, Wayne shifted the products portfolio to better serve differentiated customer needs, increasing profit and driving growth in emerging markets. At Lytx, he has successfully overseen the introduction capabilities that have enhanced that company’s customer solutions through advanced technologies.

Professional Highlights
Permira, a global private equity firm
•Senior Advisor (since 2018)
Klöckner Pentaplast Group, a packaging supplier
•CEO and Board Member (2015-2017)
Platform Specialty Products Corporation, a global producer of high technology specialty chemical products
•President and Board Member (2015)
Arysta LifeScience Corporation, a crop protection and life science company
•President, CEO and Board Member (2010-2015)
General Electric Company (“GE”), a global industrial company
•VP, Supply Chain and Operations (2007-2010)
•President and CEO, GE Advanced Materials (2005-2006), GE Silicones (2003-2005)
•President, GE Plastics Pacific (2001-2003)
•President and CEO, GE Toshiba Silicones (2000-2001)
•Additional roles of increasing responsibilities (1986-2000)
Education
•B.S., Industrial Engineering
•MBA, Stanford University

Wayne Hewett
Independent Director
Director Since: 2020
Age: 60
Board Committees
•Audit
Public Board Directorships
•Home Depot, Inc. (since 2014)
•Wells Fargo & Company (since 2019)
Other Notable Affiliations
•Hexion Chemicals (Lead Director since 2023)
•Cambrex Corporation (Non-Executive Chairman since 2020)
•Lytx, Inc. (Board Member 2021-2025)
•Quotient Sciences (Non-Executive Chairman since 2023)
•DiversiTech Corporation (Non-Executive Chairman 2018-2021)

26	Notice of Annual Meeting of Shareowners and 2025 Proxy Statement

Reasons for Nomination
Angela is an experienced senior executive in the healthcare sector, with nearly three decades of experience managing complex businesses with a focus on research and development, commercial sales, supply chain and distribution logistics. She brings deep expertise in navigating M&A, post-acquisition integrations and leading operations in domestic, international and emerging markets. Angela’s experience provides critical contributions to board oversight of our global business operations and deepens the understanding of the evolving expectations of our healthcare clients. Further, her multiple roles in leading business and commercial operations, including oversight of business financials, brings an important lens to the board and the Audit Committee.
Select Skills and Experiences
•Global / International: As Chief Commercial Officer for a global biopharmaceuticals business at Pfizer, Angela led operations across 185 countries, with oversight responsibilities for the distribution of over 600 medicines that reached more than 1.3 billion people globally. In this role, she built and expanded collaborations with health insurers, governments, policymakers, and global health stakeholders to advance medicines accessibility.
•Healthcare: Angela played a critical role in the launch of the first COVID-19 vaccine and the first oral antiviral treatment a year later, securing rapid expansion of temperature-sensitive and time-critical distribution logistics. Through her extensive experience working across different segments of the healthcare industry, including biotechnology, she developed deep insights into fast-paced pharmaceutical innovation, enhancing the board’s oversight of our complex healthcare logistics services globally.
•Sales / Marketing: In her role as Chief Commercial Officer at Pfizer, she led global sales and marketing teams, overseeing marketing strategies and building multiple partnerships to grow and expand product portfolio.

Professional Highlights
Flagship Pioneering, a bioplatform innovation company
•CEO-Partner (since 2025)
•CEO, Metaphore Biotechnologies (Flagship-founded biotechnology company) (since 2025)
Pfizer, Inc., a multinational pharmaceutical and biotechnology company
•Chief Commercial Officer, President, Global Biopharmaceuticals Business (2019-2023)
•Group President, Essential Health (2018)
•Global President, Inflammation and Immunology (2015-2017)
•Regional President, Vaccines US (2014-2015)
•VP, Primary Care, Emerging Markets (2011-2013)
•VP, Established Products US (2008-2011)
•Additional roles of increasing responsibility (1997-2008)
Education
•B.S., Microbiology, University of Cape Town
•MBA, Cornell University, Johnson School of Management

Angela Hwang
Independent Director
Director Since: 2020
Age: 59
Board Committees
•Audit
Other Notable Affiliations
•Connecticut Innovations (Board Member)
•Cornell Johnson School of Management Advisory Council

27

Reasons for Nomination
Kate is a highly skilled executive with significant digital and technology insight garnered through her accomplished career in the sector. She has a proven track record of driving business efficiency and digital transformation success at some of the world’s top Fortune 100 technology companies, both domestically and globally, serving business and mass-market customers. The board benefits from her strong commercial orientation, strategic experience and technical acumen.
Select Skills and Experiences
•Digital Technology: As the President and CEO of Lumen Technologies, Kate leads that company’s integration of network assets, cloud connectivity, security solutions and voice and collaboration tools that enable customers to manage secure, on-demand connections from a single platform.
•Technology / Technology Strategy: At Microsoft, Kate was responsible for the growth of the company’s U.S. solutions, services and support revenues, advising both public and private sector clients on their technology strategies and implementation. She focused on driving transformation in Microsoft’s largest sales subsidiary where she led a 10,000-person field organization.
•Sales / Marketing: Kate sat on the Global Sales and Marketing leadership team at Microsoft and improved commercial intensity in the U.S. subsidiary to drive record-setting cloud revenue growth and customer adoption. At GE, Kate was responsible for building commercial capability for Enterprise Solutions, Intelligent Platforms and GE Digital.

Professional Highlights
Lumen Technologies, a global technology and communications company
•President and CEO (since 2022)
Microsoft Corporation, a multinational technology company
•President, Microsoft U.S. (2017-2021)
General Electric Company, a global industrial company
•EVP and Chief Commercial Officer, GE Digital (2016-2017)
•CEO, GE Intelligent Platforms Software (2015-2016)
•VP and Chief Commercial Officer (2013-2015)
Oracle, a leading database management company
•SVP, North America Technology and Government Consulting (2007-2013)
Education
•B.S. Electrical Engineering, Lehigh University
•MBA Finance, University of Pennsylvania Wharton School

Kate Johnson Independent Director Director Since: 2020 Age: 57 Board Committees •Nominating and Corporate Governance •Risk Public Board Directorships •Lumen Technologies (since 2022)

28	Notice of Annual Meeting of Shareowners and 2025 Proxy Statement

Reasons for Nomination
Bill brings over 30 years of executive leadership experience, along with expertise in complex global business operations and logistics, investment and risk management strategies and labor relations. His track record of successfully leading brand development and deep insights into the retail and consumer industries provide invaluable contributions to the board’s oversight of our strategy and risk management.
Building on his extensive public company board experience, Bill has held several leadership roles on our board, developing a deep understanding of our strategy, culture, and operations to support informed decision-making and organizational resilience. His experience in leading boards has been invaluable.
Select Skills and Experiences
•Consumer / Retail: Through his career-long experience at Heinz, including 15 years as President and CEO, Bill played a pivotal role in that company’s growth and transformation, strengthening its market position through strategic acquisitions and restructuring its global brand portfolio. Under his leadership, the company achieved significant sales growth across six continents.
•Global / International: Bill led multiple international divisions of Heinz, including operations in the Asia-Pacific, spanning Australia, New Zealand, China, Thailand and South Korea. He oversaw several international strategic acquisitions, significantly expanding that company’s global presence and driving international revenue growth.
•Human Capital Management: While overseeing global operations at Heinz, Bill executed talent strategies that supported that company’s international expansion, fostered a high-performance culture, built a diverse global talent pipeline, enhanced retention strategies and effectively managed labor relations. He was also instrumental in establishing and building Sovos Brands into a high growth CPG company.

Professional Highlights
Advent International Corporation, a global private equity firm
•Operating Partner, Global Retail and Consumer (since 2014)
Trian Fund Management, L.P., an investment management firm
•Advisory Partner (2015-2017)
H.J. Heinz Company, a global foods manufacturer
•President and CEO (1998-2013) and Chairman (2000-2013)
•President and COO (1996-1998)
•SVP, Asia-Pacific Operations (1993–1996)
•Additional roles of increasing responsibility (1982-1993)
Additional management roles with progressive scope of responsibilities: Drackett (a specialty consumer household products company), Ralston Purina (an animal and pet food, consumer products holding company) and Anderson-Clayton (a commodities trading company)
Education
•B.S., University of California, Los Angeles
•MBA, University of Texas at Austin

William Johnson
Independent Board Chair
Director Since: 2009
Age: 76
Board Committees
•Nominating and Corporate Governance (Chair)
•Executive
Public Board Directorships
•Sovos Brands, Inc. (2017-2024)
•PepsiCo, Inc. (2015-2020)

29

Reasons for Nomination
Franck is a highly accomplished executive with a successful track record of managing complex supply chains and enabling efficient operations that supported the growth and profitability of multinational business operations. He has extensive experience navigating global markets and developing strategic initiatives that enhance market positioning and customer engagement. Franck contributes a deep understanding of the evolving global landscape and shifting consumer preferences to support our board’s discussions related to international operations and risk management.
Select Skills and Experiences
•Consumer / Retail: Through his career-long tenure at Colgate, Franck successfully led operations and marketing, product innovation, talent, M&A and global brand management. He addressed customers’ needs through the acquisitions of several premium brands that are among Colgate’s most successful today.
•Global / International: Franck led Colgate’s operations in Asia, the South Pacific and Latin America. As COO of Emerging Markets, he led fast-growing international businesses, oversaw strategic acquisitions in Europe and other emerging markets and expanded that company’s geographic footprint.
•Supply Chain Management: During his time as President, Global Marketing, R&D and Supply Chain at Colgate, Franck was responsible for that company’s global supply chain and production capabilities, overseeing a large workforce of employees across a significant number of international factories, optimizing efficiency and creating flexibility to serve local market requirements.

Professional Highlights
Colgate-Palmolive Company, a global consumer products company
•Vice Chairman (2016-2018)
•COO, Emerging Markets (2010-2016)
•President, Global Marketing, R&D and Supply Chain (2007-2010)
•President, Western Europe, Central Europe and South Pacific (2005-2007)
•Additional management positions of increasing responsibility (1978-2005)
Education
•Master’s Degree, Marketing, EDHEC Business School
•MBA, Stephen M. Ross School of Business, University of Michigan

Franck Moison
Independent Director
Director Since: 2017
Age: 71
Board Committees
•Nominating and Corporate Governance
•Risk
Public Board Directorships
•VusionGroup SA (since 2020)
•Hanesbrands Inc. (since 2015)
Other Notable Affiliations
•SomaLogic, Board Member (2019 - 2021)
•EDHEC Business School (Paris, London, Singapore), Chairman of the International Advisory Board
•McDonough School of Business, Georgetown University, International Board member

30	Notice of Annual Meeting of Shareowners and 2025 Proxy Statement

Reasons for Nomination
As a recognized leader in the retail sector, Christiana brings deep experience in consumer marketing and distribution strategy, digital transformation and e-commerce, as well as a track record of successfully driving large-scale operational change in global labor-intensive organizations. Building on her extensive public company board experience, Christiana utilizes her over 35 years of retail and consumer industry experience to inform her vital contributions to the board’s oversight of our technology, marketing and distribution strategy and operations.
Select Skills and Experiences
•Consumer / Retail: During her time at Nike, Christiana played an instrumental role overseeing the expansion of the company’s direct-to-consumer business. Under her leadership, Nike direct-to-consumer global revenues increased significantly. Christiana also brings extensive retail experience from her time at McKinsey, where she helped to create and extend the firm’s proprietary knowledge in merchandising, omnichannel and e-commerce, global strategy and lean store operations.
•Digital Technology: In her various leadership roles at Nike, Christiana oversaw integrated global e-commerce strategy and led the accelerated growth of Nike’s digital commerce and customer engagement capabilities. Now, as the Founder and Principal of Lovejoy Advisors, LLC, she focuses on advising consumer and retail businesses on digital transformations.
•Operational: Christiana is an experienced operator of large multichannel retail organizations, providing strong supply chain and cost management expertise in the global consumer industry. During her nearly 25 years at McKinsey, she worked across developed and emerging markets providing global leadership, expertise and strategic vision to senior executives of consumer companies, including designing and leading transformation programs, developing cross-channel marketing and merchandising programs and driving successful market entry and expansion strategies.

Professional Highlights
Lovejoy Advisors, LLC, an advisory services firm that assists clients with digitally transforming consumer and retail businesses
•Founder and Principal (since 2016)
Nike, Inc., a global designer, marketer and distributor of athletic apparel
•President, Direct-to-Consumer (2013-2016)
•Vice President and General Manager, Global Digital Commerce (2012-2013)
•VP and COO, Global Direct-to-Consumer (2010-2012)
McKinsey & Company, a global management consulting firm
•Director and Senior Partner (2000-2010)
•Additional management positions of increasing responsibility (1986-2000)
Additional management roles of progressive scope of responsibilities: Merrill Lynch & Company (an American investment and wealth management company)
Education
•B.A., International Relations and Economics, Stanford University
•MBA, Harvard Business School

Christiana Smith Shi
Independent Director
Director Since: 2018
Age: 65
Board Committees
•Compensation and Human Capital (Chair)
•Risk
Public Board Directorships
•Columbia Sportswear Company (since 2022)
•Williams Sonoma, Inc. (2017-2019)
•Mondelez International, Inc. (2016-2023)

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Reasons for Nomination
Russell is a proven executive leader in operations, logistics, global supply chain management and labor relations. Through his long career in aerospace engineering and integrated systems manufacturing, he has established a successful track record of executing mission-critical strategies that deliver increased value to shareholders and enhance competitiveness. He brings extensive experience that contributes to the board oversight of effective transportation fleet management, sustainable operations and business transformation by moving complex business issues into focused, targeted actions for improvement.
Select Skills and Experiences
•Technology / Technology Strategy: In his current role as President and CEO of the Commercial Engines and Services division at GE Aerospace, Russell leads that company's strategy on technology, solutions and services across the energy value chain, from the point of generation to consumption. Throughout his time at GE, Russell has gained valuable experience working on engineering and integration of innovative sustainable energy solutions, which contributes valuable insights to the board oversight of our fleet electrification and energy transition strategy.
•Operational: During his tenure at GE, Russell has overseen operations as President and CEO of five GE businesses, including Aviation Services, Power, Energy Connections and Transportation. Across his over 25-year career at GE, he has experience leading through market cycles and navigating multiple industries and business segments.
•Sales / Marketing: Russell gained valuable experience in sales and marketing through various roles at GE. This includes serving as President and CEO of GE Aviation Services, where he was responsible for commercial growth, operating performance and customer experience across its global Overhaul and Repair footprint.

Professional Highlights
GE Aerospace, a global aerospace propulsion, services, and systems leader
•President and CEO, Commercial Engines and Services (Since 2022)
General Electric Company, a multinational conglomerate with aerospace, energy, healthcare, and finance divisions
•President and CEO, GE Aviation Services (2020-2022)
•President and CEO, GE Power Portfolio (2019-2020), GE Power (2017-2019), GE Energy Connections (2015-2017), GE Transportation (2013-2015)
•Additional management roles of increasing responsibility at GE Transportation and GE Aviation (1997-2013)
Education
•B.B.A., Finance, Cleveland State University

Russell Stokes
Independent Director
Director Since: 2020
Age: 53
Board Committees
•Compensation and Human Capital
•Nominating and Corporate Governance
Other Notable Affiliations
•Metro Atlanta Chamber of Commerce Executive Committee
•Atlanta Committee for Progress

32	Notice of Annual Meeting of Shareowners and 2025 Proxy Statement

Reasons for Nomination
Carol is a recognized consumer and retail industry executive with a successful track record of managing labor-intensive, complex organizations, driving growth, developing talent and successfully executing strategic priorities. Building on her extensive public company board experience, Carol applies her deep institutional knowledge, financial expertise and broader industry insights, enhancing board discussions on critical priorities and evolving market risks.
Select Skills and Experiences
•Financial Expertise: Gained through her nearly two decades of senior leadership at Home Depot, where she served as that company’s CFO, Carol has in-depth knowledge of logistics, corporate finance, risk and compliance. She oversaw financial reporting, planning and analysis, internal audit, investor relations and tax, as well as strategy and business development, IT and cybersecurity. Under her leadership as CFO, Home Depot delivered a significant increase in shareholder value and sales grew substantially.
•Human Capital Management: While overseeing global operations at UPS, Carol has spearheaded initiatives to improve employee experience and maintain a strong talent pipeline, including successfully managing complex labor union negotiations.
•Consumer / Retail: During her career at Home Depot, Carol drove that company’s transformation into one of the world’s largest retailers, reinvigorating the consumer business, and growing B2B sector, despite a challenging macroenvironment during the financial recession and housing crisis. At UPS, she enhanced B2B segment profitability through automated technologies and enhanced distribution networks to improve delivery volumes.

Professional Highlights
United Parcel Service
•CEO (since 2020)
The Home Depot, Inc., one of the world’s largest retailers
•EVP and CFO (2001-2019)
•SVP, Finance and Treasurer (1999-2001)
•VP and Treasurer (1995-1999)
Johns-Manville, Inc., a manufacturer of insulation and building products
•Director of Banking (1992-1995)
United Bank of Denver, now Wells Fargo & Company
•Commercial Lender (1981-1992)
Education
•B.A., Communication, University of Wyoming
•MBA, University of Denver

Carol B. Tomé
Chief Executive Officer and Director
Director Since: 2003
Age: 68
Board Committees
•Executive
Public Board Directorships
•Verizon Communications, Inc. (since 2021)
•Cisco Systems, Inc. (2019-2020)
Other Notable Affiliations
•Atlanta Committee for Progress (Chair and Board Member)
•Grady Memorial Hospital Corporation (Board Member)
•Federal Reserve Bank of Atlanta (Board Member 2008 -2013, Board Chair 2010 - 2012)

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Reasons for Nomination
Kevin is a distinguished political advisor and economist, bringing a deep expertise in the global financial and business environment, as well as significant experience working in the private sector for a leading global investment bank. As a former central banker, presidential advisor and financial markets expert, he contributes to the board his extensive understanding of economic policies, public affairs and geopolitical dynamics.
Select Skills and Experiences
•Financial Expertise: As a member of the Federal Reserve’s board, Kevin focused on financial and economic developments and monetary policies. In this position, he played a significant role in navigating the global financial crisis in 2008. In his earlier career, he was a member of the Mergers & Acquisitions team at Morgan Stanley, developing strong expertise in financial analysis and strategic growth initiatives.
•Risk / Compliance / Government: Kevin served as a special assistant to President George W. Bush for economic policy and as executive secretary at the National Economic Council. During his time at the White House, he advised the President and senior administration officials on issues related to the U.S. economy, capital markets, securities, banking, and insurance issues.
•Geopolitical Risk: During Kevin’s time as a member of the Federal Reserve board, he served as the Fed’s representative to the Group of Twenty (G-20), consisting of the world’s largest 20 economies, and as the Fed’s emissary to the emerging and advanced economies in Asia. Additionally, Kevin is broadly recognized as an expert in global monetary policy and international financial markets, including in his current role as a Distinguished Visiting Fellow in Economics at the Hoover Institute.

Professional Highlights
Stanford University
•Shepard Family Distinguished Visiting Fellow in Economics at the Hoover Institution, a public policy think tank (since 2012)
•Dean’s Visiting Scholar and lecturer at the Graduate School of Business (since 2011)
Duquesne Family Office LLC, the investment firm of Stanley F. Druckenmiller
•Advisor / Partner (since 2011)
Federal Reserve Board of Governors
•Member (2006-2011)
The White House Administration of President George W. Bush
•Special Assistant for Economic Policy and Executive Secretary of the National Economic Council (2002-2006)
Morgan Stanley & Co., a leading global financial services firm
•VP and Executive Director of Mergers and Acquisitions (1995-2002)
Education
•A.B., Public Policy, Stanford University
•J.D., Harvard Law School

Kevin M. Warsh
Independent Director
Director Since: 2012
Age: 54
Board Committees
•Compensation and Human Capital
•Nominating and Corporate Governance
Public Board Directorships
•Coupang, Inc. (since 2019)
Other Notable Affiliations
•Group of Thirty (G30)
•Congressional Budget Office, Panel of Economic Advisers

34	Notice of Annual Meeting of Shareowners and 2025 Proxy Statement

Director Independence
We believe independent directors encourage robust debate and constructively challenged opinions in the boardroom. Our Corporate Governance Guidelines include director independence standards consistent with the New York Stock Exchange (“NYSE”) listing standards. Our Corporate Governance Guidelines are available on the governance section of our investor relations website at www.investors.ups.com.
The board has evaluated each director’s independence and considered whether there were any relevant relationships between UPS and each director, or any member of his or her immediate family. The board also examined whether there were any relationships between UPS and organizations where a director is or was a partner, principal shareowner or executive officer.
Specifically, the board evaluated certain ordinary course business transactions and relationships between UPS and the organizations that currently or in the prior year employed Eva Boratto, Mike Burns, Kevin Clark, Wayne Hewett, Kate Johnson, Russell Stokes and Kevin Warsh, or their immediate family members, as an executive officer. The board also evaluated the ordinary course business transactions and relationships between UPS and any organizations where Rod Adkins, Wayne Hewett, Angela Hwang, Christiana Smith Shi and Kevin Warsh, or their immediate family members, were a partner or principal shareowner. In each case, no such transactions exceeded the thresholds in UPS’s Corporate Governance Guidelines. The board determined that none of these transactions or relationships were material to the Company, the individuals or the organizations with which they were associated.
The board has determined that each current director, including all director nominees, other than our CEO, Carol Tomé, is independent. The board has also determined that all current and prospective members of the Audit Committee, Compensation and Human Capital Committee, Nominating and Corporate Governance Committee and Risk Committee are independent, and all current and prospective members of the Audit Committee and the Compensation and Human Capital Committee meet the additional independence criteria applicable to directors serving on these committees under New York Stock Exchange listing standards.

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Committees of the Board of Directors
The board has four committees composed entirely of independent directors as defined by the NYSE and by our director independence standards. Information about each of these committees is provided below. The board also has an Executive Committee that may exercise all powers of the Board of Directors in the management of our business and affairs, except for those powers expressly reserved to the board under Delaware law or otherwise limited by the board. Carol Tomé is the Chair, and Rod Adkins and Bill Johnson also serve on the Executive Committee.

Audit Committee(1)	Compensation and Human Capital Committee(2)	Nominating and Corporate Governance Committee	Risk Committee

Eva Boratto, Chair Michael Burns Wayne Hewett Angela Hwang	Christiana Smith Shi, Chair Rodney Adkins Russell Stokes Kevin Warsh	William Johnson, Chair Kate Johnson Franck Moison Russell Stokes Kevin Warsh	Rodney Adkins, Chair Kate Johnson Franck Moison Christiana Smith Shi

Meetings in 2024: 11	Meetings in 2024: 5	Meetings in 2024: 4	Meetings in 2024: 4

Primary Responsibilities	Primary Responsibilities	Primary Responsibilities	Primary Responsibilities

•Assisting the board in discharging its responsibilities relating to our accounting, reporting and financial practices
•Overseeing our accounting and financial reporting processes
•Overseeing the integrity of our financial statements, our systems of disclosure controls and internal controls
•Overseeing the performance of our internal audit function
•Appointing and overseeing the performance of our independent accountants
•Overseeing compliance with legal and regulatory requirements as well as our Code of Business Conduct
•Discussing with management policies with respect to financial risk assessment

•Assisting the board in discharging its responsibilities with respect to compensation of our senior executive officers
•Reviewing and approving corporate goals and objectives relevant to the compensation of our CEO
•Evaluating the CEO’s performance
•Overseeing the evaluation of risks associated with our compensation strategy and programs
•Overseeing any outside consultants retained to advise the committee
•Recommending to the board the compensation for non-management directors
•Overseeing performance and talent management, workforce representation, work culture and employee development and retention

•Addressing succession planning
•Assisting the board in identifying and screening qualified director candidates, including shareowner submitted candidates
•Recommending candidates for election or reelection, or to fill vacancies, on the board
•Aiding in attracting qualified candidates to serve on the board
•Recommending corporate governance guidelines, including the structure, composition and functioning of the board and all board committees, the delegation of authority to subcommittees, board oversight of management actions and reporting duties of management
•Overseeing relevant environmental sustainability matters and related risks

•Overseeing management’s identification and evaluation of enterprise risks
•Overseeing and reviewing with management the Company’s risk governance framework
•Overseeing risk identification, tolerance, assessment and management practices for strategic enterprise risks, including cybersecurity risks and cyber incident response
•Reviewing approaches to risk assessment and mitigation strategies, in coordination with the board and other board committees
•Communicating with the Audit Committee to enable it to perform its responsibilities with respect to oversight of risk assessment and risk management

(1)If elected, Kevin Clark will join the Audit Committee following the Annual Meeting. Mike Burns is not nominated for reelection at the Annual Meeting. All current and prospective members of the Audit Committee have been designated by the board as audit committee financial experts. Each current and prospective member of the Audit Committee meets the independence requirements of the NYSE and SEC rules applicable to audit committee members, and each is financially literate.
(2)Each member of the Compensation and Human Capital Committee meets the NYSE’s independence requirements. In addition, each member is a non-employee director as defined in Rule 16b-3 under the Securities Exchange Act of 1934. None of the members is or was during 2024 an employee or former employee of UPS, and none had any direct or indirect material interest in or relationship with UPS outside of his or her position as a non-employee director. The Compensation and Human Capital Committee may delegate its responsibilities to subcommittees of one or more directors as it may deem appropriate. For information regarding the roles of our executive officers and the independent compensation consultant regarding the amount or form of executive and director compensation (as applicable), please see the Compensation Discussion and Analysis section and the Director Compensation section below in this Proxy Statement. Compensation Committee Interlocks and Insider Participation: None of our executive officers serves or served during 2024 as a member of a board of directors or compensation committee of any entity that has one or more executive officers who serve on our board or Compensation and Human Capital Committee.

36	Notice of Annual Meeting of Shareowners and 2025 Proxy Statement

Director Compensation
The Compensation and Human Capital Committee of the Board of Directors evaluates director compensation with the assistance of its independent compensation consultant, Frederic W. Cook & Co., Inc. (“FW Cook”). For service in 2024, our non-employee directors each received a cash retainer of $120,000 and a restricted stock unit (“RSU”) award valued at $185,000. Equity compensation links director pay to the value of Company stock and aligns the interests of directors with long-term shareowners. Directors are also reimbursed for board related expenses. Our CEO does not receive any compensation for board service.
To reflect the additional responsibilities and time commitment associated with various board leadership positions, our independent Board Chair received an additional cash retainer of $160,000 and an additional RSU award valued at $70,000. The chairs of the Compensation and Human Capital, Nominating and Corporate Governance and Risk Committees each received an additional cash retainer of $20,000, and the Chair of the Audit Committee received an additional cash retainer of $25,000. Cash retainers are paid on a quarterly basis. Non-employee directors may defer retainers by participating in the UPS Deferred Compensation Plan. The Company does not make any contributions to this plan and there are no preferential or above-market earnings on amounts invested in the plan.
RSUs are fully vested on the date of grant and are required to be held by the director until he or she separates from the board, at which time the RSUs convert to shares of class A common stock. Dividends earned on shares underlying RSUs are deemed reinvested in additional units at each dividend payable date and are subject to the same terms as the original grant. This holding period requirement increases the strength of alignment of directors’ interests with those of our long-term shareowners.
Following a review of Company peer group and broader industry practices, and to improve the competitiveness of non-employee director compensation, in November 2024, the Board increased non-employee director annual cash retainers to $125,000 and increased the annual RSU award value to $195,000, placing total director pay in-line with the peer group median. The Board also increased the annual retainer for the Audit Committee chair to $30,000; and the annual retainer for the Compensation and Human Capital Committee chair to $25,000. These changes are effective beginning in 2025.

2024 Director Compensation and Outstanding Stock Awards
The following tables set forth the cash compensation paid to individuals who served as directors in 2024 (other than our CEO) and the aggregate value of stock awards granted to those persons in 2024, as well as outstanding director equity awards held as of December 31, 2024, except as described below.

2024 Director Compensation				Outstanding Director Stock Awards (as of December 31, 2024)
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)		Stock Awards
				Name	Restricted Stock Units (#)	Phantom Stock Units (#)
Rodney Adkins(2)	140,000	185,000	325,000	Rodney Adkins	22,119	—
Eva Boratto(2)	145,000	185,000	330,000	Eva Boratto	5,398	—
Michael Burns	120,000	185,000	305,000	Michael Burns	35,073	—
Wayne Hewett	120,000	185,000	305,000	Wayne Hewett	5,398	—
Angela Hwang	120,000	185,000	305,000	Angela Hwang	5,780	—
Kate Johnson	120,000	185,000	305,000	Kate Johnson	5,056	—
William Johnson(2)(3)	300,000	255,000	555,000	William Johnson	38,347	—
Franck Moison	120,000	185,000	305,000	Franck Moison	13,257	—
Christiana Smith Shi(2)	140,000	185,000	325,000	Christiana Smith Shi	11,165	—
Russell Stokes	120,000	185,000	305,000	Russell Stokes	5,056	—
Kevin Warsh	120,000	185,000	305,000	Kevin Warsh	24,406	—
				Carol Tomé(4)	28,395	1,457
(1)The values of stock awards in this column represent the grant date fair value of RSUs granted in 2024, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718. RSUs are fully vested on the date of grant and are settled in shares of class A common stock upon the director’s separation from service from UPS.
(2)Includes cash compensation for committee chair service.
(3)Includes cash compensation and stock awards for independent board chair service.
(4)Only includes outstanding stock awards that were granted while serving as a non-employee director. Phantom stock units were granted to non-employee directors pursuant to a deferred compensation program previously provided to non-employee directors. Upon termination, amounts represented by phantom stock units will be distributed in cash over an elected time period.

37

Executive Compensation
Compensation Committee Report
The Compensation and Human Capital Committee (as used in this Executive Compensation section, the “Committee”) is responsible for setting the principles that guide compensation decision-making, establishing the performance goals under our executive compensation plans and programs, and approving compensation for the executive officers. The Committee is also responsible for overseeing performance and talent management, workforce representation, workplace culture and employee development and retention.
We are focused on maintaining executive compensation programs that support the long-term interests of the Company’s shareowners. We align the interests of our executive officers with those of all shareowners by linking a significant portion of executive compensation to Company performance and shareowner returns. The Company’s programs are also designed to attract, retain, and motivate executives who make substantial contributions to the Company’s performance by allowing them to share in the Company’s success.
Our significant efforts in 2024 included returning to full-year goal setting for awards under the Company’s annual Management Incentive Plan (“MIP”); redesigning the MIP by adopting a new financial metric and adjusting the weightings of the metrics to more closely align with progress towards the Company’s strategic objectives; removing MIP payment subjectivity by adopting payout structures that provide visibility and clarity to participants; with the assistance of our independent compensation consultant, reviewing metrics used for the Company’s Long-term Incentive Performance (“LTIP”) program to evaluate alignment with achievement of the Company’s strategic objectives; and reviewing and revising board compensation to better align with market standards. Also during 2024, the Committee continued to execute on its human capital oversight responsibilities, including supporting succession planning efforts at the senior management level, and monitoring employee development, recruitment and retention efforts.
We have reviewed the Compensation Discussion and Analysis and discussed it with management. Based on our review and discussions, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the 2025 Proxy Statement and incorporated by reference in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission.
The following Compensation Discussion and Analysis describes the Committee’s principles, strategy and programs regarding 2024 executive compensation.
The Compensation and Human Capital Committee
Christiana Smith Shi, Chair
Rodney Adkins
Russell Stokes
Kevin Warsh

38	Notice of Annual Meeting of Shareowners and 2025 Proxy Statement

Compensation Discussion and Analysis
UPS’s executive compensation principles, strategy and programs for 2024 are described below. This section explains how and why the Committee made its 2024 compensation decisions for our executive officers, with additional details regarding the following Named Executive Officers (“NEOs”):

Named Executive Officer	Title

Carol Tomé	Chief Executive Officer
Brian Dykes(1)	Chief Financial Officer
Brian Newman(1)	Former Chief Financial Officer
Nando Cesarone	President U.S. and UPS Airline
Kate Gutmann	President International, Healthcare and Supply Chain Solutions
Bala Subramanian	Chief Digital and Technology Officer

(1)As previously disclosed, Brian Newman departed UPS on June 1, 2024, and Brian Dykes was appointed as our new Chief Financial Officer effective July 9, 2024.

Executive Compensation Strategy
UPS’s executive compensation programs are designed to drive organizational performance by linking a significant portion of executive pay to Company operational and financial performance; attract, retain and motivate by competitively and fairly compensating our executive officers; encourage long-term stock ownership and careers with UPS; and align the interests of our executives to long-term value creation. We seek to develop performance metrics aligned with the Company’s strategy and business model. Long-term incentive awards vest over timeframes aligned with the delivery of long-term shareowner value.

Key Elements of UPS Executive Compensation
Target direct compensation (generally, base salary and target annual and long-term incentives, but excluding any special awards) for our currently employed NEOs in 2024 consisted of the following key elements.

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Target Direct Compensation
A substantial majority of NEO target direct compensation is “at risk” and subject to the achievement of annual or long-term performance goals and/or meeting service-based vesting requirements. The charts below highlight the elements of our CEO and an average of other currently employed NEOs’ target direct compensation for 2024.

Other Elements of Compensation

Benefits	Perquisites	Retirement Programs
✓NEOs generally participate in the same plans as other employees. ✓Includes medical, dental and disability plans. ✓See further details on page 48.
✓Limited in nature; we believe benefits to the Company outweigh the costs.
✓Includes financial planning and executive health services that facilitate the NEOs’ ability to carry out responsibilities, maximize working time and minimize distractions.
✓Considered necessary or appropriate to attract and retain executive talent.
✓See further details on page 48.

✓NEOs and most non-union U.S. employees participate in the same qualified plans with the same formulas.
✓Includes non-qualified and qualified pension, retirement savings and deferred compensation plans.
✓See further details on page 48.

40	Notice of Annual Meeting of Shareowners and 2025 Proxy Statement

Roles and Responsibilities
The Committee is responsible for setting the principles that guide compensation decision-making, establishing performance goals under our executive compensation programs and approving compensation for the executive officers. In 2024, the Committee again retained FW Cook to act as its independent compensation advisor. FW Cook reported directly to the Committee and provided no additional services to UPS. The following table summarizes the key roles and responsibilities in the executive compensation decision-making process.

Participant and Roles

The Committee
•develops executive compensation principles and strategy
•sets incentive compensation performance goals
•evaluates the CEO’s performance
•reviews the CEO’s performance assessment of other executive officers
•reviews and approves incentive and other compensation of the executive officers
•oversees the risk evaluation associated with compensation strategy and programs
•considers whether to engage any compensation consultant, and evaluates their independence
•reviews and discusses the Compensation Discussion and Analysis with management
•recommends to the board the inclusion of the Compensation Discussion and Analysis in the Proxy Statement
•approves the inclusion of the Committee’s report on executive compensation in the Proxy Statement

Independent Members of the Board of Directors
•review the Committee’s assessment of the CEO’s performance
•complete a separate evaluation of the CEO’s performance
•approve the Compensation Discussion and Analysis for inclusion in the Proxy Statement

Independent Compensation Consultant
•serves as a resource for market data on pay practices and trends
•provides independent advice to the Committee
•provides competitive analysis and advice related to independent director compensation
•reviews the Compensation Discussion and Analysis
•conducts an annual risk assessment of the Company’s compensation programs

Executive Officers
•CEO makes compensation recommendations to the Committee for the other executive officers
•CEO and CFO recommend performance goals under incentive compensation plans and provide an assessment as to whether performance goals were achieved

Compensation Consultant Independence
In November 2024, the Committee reviewed FW Cook’s independence and evaluated any potential conflicts of interest. The Committee evaluated all relevant factors, including: (1) other services provided to UPS by FW Cook (if any); (2) fees paid by UPS as a percentage of FW Cook’s total revenue; (3) policies or procedures maintained by FW Cook that are designed to prevent a conflict of interest; (4) any business or personal relationships between the individual consultants involved in the engagement and a member of the Committee; (5) any Company stock owned by the individual consultants involved in the engagement; and (6) any business or personal relationships between UPS executive officers and FW Cook or the individual consultants involved in the engagement. After evaluating these factors, the Committee concluded that FW Cook was independent, and that the engagement of FW Cook did not raise any conflicts of interest.

41

Peer Group and Market Data Utilization
In determining compensation targets and payouts, the Committee evaluates, among other things, pay practices and compensation levels at a peer group of companies. In addition to peer group analyses, the Committee considers other market data, including general compensation survey data from comparably sized companies. Compensation is not targeted to a particular percentile within that peer group or otherwise.
With assistance from its independent compensation consultant, the Committee evaluates the peer group annually to determine if the companies included in the group are the most appropriate comparators for measuring the success of our executives in delivering shareowner value. After review, the Committee determined not to make any changes to the peer group in 2024. The Committee seeks to select a compensation peer group that is aligned with the Company’s business strategy and focus. Quantitative considerations consist of historical revenue, operating income and free cash flow, as well as total shareholder return. Other more general considerations include market capitalization, percentage of foreign sales, capital intensity, operating margins and size of employee population.
The compensation peer group consists of the following:

AT&T, Inc.	FedEx Corporation	McDonald’s Corp.
The Boeing Company	The Home Depot, Inc.	PepsiCo, Inc.
Caterpillar Inc.	Intel Corporation	The Procter & Gamble Company
Cisco Systems, Inc.	Johnson & Johnson	Target Corp.
Comcast Corporation	Lockheed Martin Corporation	Walmart, Inc.
Deere & Company	Lowe’s Companies, Inc.

Internal Compensation Comparisons and Annual Performance Reviews
The Committee also generally considers the compensation differentials between executive officers and other UPS positions, and the additional responsibilities of the CEO compared to other executive officers. Internal comparisons help ensure that executive officer compensation is reasonable when compared to that of direct reports.
The CEO assesses the performance of all other executive officers each year and provides feedback to the Committee. In addition, the Committee evaluates the CEO’s performance on an annual basis. The Committee Chair discusses the results of this evaluation with the full board (other than the CEO) in an executive session. As part of this evaluation, the board considers the CEO’s strategic vision and leadership, execution of UPS’s business strategy, and achievement of business goals. Other factors considered include the CEO’s ability to make long-term decisions that create a competitive advantage and overall effectiveness as a leader.
In connection with his appointment as Chief Financial Officer effective July 9, 2024, the Committee approved the following changes to Brian Dykes’ compensation package: (i) an increase of his annual base salary to $725,000; (ii) an increase to his target MIP award to 115% of his base salary; (iii) an increase to his LTIP target award to 450% of his base salary; and (iv) an increase to his stock option grant to 50% of his base salary.

Base Salary
Base salaries provide our executive officers, including the NEOs, with a fixed level of cash compensation and are designed to provide an appropriate level of financial certainty. The Committee considers several factors in determining executive officers’ annual base salaries, including Company and individual performance, scope of responsibility, leadership, market data and internal compensation comparisons. Taking those factors into account, in March 2024, the Committee determined not to increase the CEO’s or our former CFO’s base salaries, but made market-based adjustments to the CEO’s long-term incentive compensation targets as discussed below. The Committee approved base salary increases of 3.0% for our NEOs, except for our current CFO.

42	Notice of Annual Meeting of Shareowners and 2025 Proxy Statement

Management Incentive Program Overview
The MIP is designed to motivate management by aligning pay with annual Company performance. This is accomplished by linking payouts to the achievement of pre-established metrics approved by the Committee (described below). MIP awards are paid in cash, unless a participant elects to receive the award in shares.
Annual MIP award opportunities are provided as a percentage of base salary. MIP awards are considered fully at risk based on Company performance and subject to a maximum payout of 200% of target for each NEO.
2024 MIP Awards
In 2024, the Committee returned to setting MIP performance metrics and targets on a full-year basis from a bifurcated performance period used the two prior years. With the assistance of FW Cook, the Committee revised the performance metrics and weightings for the 2024 MIP awards to more closely align them with progress towards our strategic objectives.
For 2024, the consolidated revenue metric weighting was increased from 20% to 45%; the non-GAAP adjusted operating profit metric weighting was increased from 40% to 45%; and the non-GAAP adjusted return on invested capital metric was replaced by an enterprise total committed service metric. The Committee also approved the MIP performance targets shown in the table below:

2024 MIP Performance Metrics	2024 MIP Performance Target

Consolidated revenue was considered important to generating profits and maintaining our long-term competitive positioning and viability.	$93.8B

Consolidated non-GAAP adjusted operating profit(1) reflects our effectiveness in achieving our targets in other key performance elements, including volume growth and operating leverage.	$10.0B

Total committed service reflects our dependability in delivering packages on or before the time we promised.	96.1%

(1)Determined by reference to our publicly reported non-GAAP adjusted operating profit for 2024.
To better incent management through additional clarity and visibility around potential 2024 MIP payouts in relation to the achievement of the performance targets, the Committee also approved the threshold and maximum payout opportunities shown below. For actual performance results between those three points, payouts were structured as shown below.

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44	Notice of Annual Meeting of Shareowners and 2025 Proxy Statement

Actual performance results and MIP award payouts were as follows:

2024 MIP Performance Metric	2024 MIP Performance Target	Actual Performance	Weighted Payout Score (% of Target)
Consolidated Revenue	$93.8B	$91.1B	41.9%
Consolidated non-GAAP Adjusted Operating Profit	$10.0B	$8.9B	36.5%
Enterprise Total Committed Service	96.1%	96.8%	12.4%
	2024 MIP Payout Factor =		91%

Name	Incentive Target (% Base Salary)	Incentive Target Value ($)	2024 MIP Payout Factor (%)	Total 2024 MIP Award Payout ($)
Carol Tomé	200	3,019,425	91%	2,747,677
Brian Dykes	115	833,750	91%	758,713
Brian Newman(1)	115	963,384	91%	438,340
Nando Cesarone	115	1,004,944	91%	914,499
Kate Gutmann	115	1,004,944	91%	914,499
Bala Subramanian	115	915,808	91%	833,385
(1)Brian Newman’s last day of employment with the Company was June 1, 2024. His Incentive Target Value represents the full target value assuming a full year of employment. His actual total 2024 MIP Award payment was prorated based on the number of months worked during the performance period in accordance with the terms of the UPS Key Employee Severance Plan.

Long-Term Incentive Awards
Our two long-term incentive programs, the LTIP program and the Stock Option program, provide participants with equity-based incentives that reward performance over a multi-year period and serve as a retention mechanism. Overlapping LTIP performance cycles incentivize sustained financial performance. The Stock Option program rewards stock price appreciation, which is directly linked to shareowner returns. A summary of these two programs follows:

Program	Performance Measures and/ or Value Proposition for 2024 Awards	Payment Form and Program Type	Program Objectives
LTIP	Non-GAAP Adjusted Earnings Per Share Non-GAAP Adjusted Free Cash Flow Relative Total Shareowner Return as a modifier Value increases or decreases with stock price	If earned, RPUs are settled in stock If earned, RPUs generally vest at the end of the three-year performance period	Supports long-term operating plan and business strategy Significant link to shareowner interests
Stock Option	Value recognized only if stock price appreciates	Stock options generally vest 20% per year over five years and have a ten-year term	Significant link to shareowner interests Enhance stock ownership and shareowner alignment

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Total Long-Term Equity Incentive Award Target Values
Long-term equity incentive award target values are determined based on internal pay comparison considerations and market data regarding total compensation for comparable positions at similarly situated companies. Differences in the target award values are based on levels of responsibility among the NEOs. In connection with the Committee’s March 2024 evaluation of CEO target direct compensation as described above, the Committee increased the CEO’s LTIP target opportunity from 1,035% to 1,185% of base salary. The LTIP target opportunity and Stock Option award value granted to eligible NEOs in 2024, expressed as a percentage of base salary, is shown below.

Name	LTIP Target RPU Value (% Base Salary)	Stock Option Value (% Base Salary)	Total Value (% Base Salary)
Carol Tomé	1,185	90	1,275
Brian Dykes	450	20(1)	470
Brian Newman	550	50	600
Nando Cesarone	450	50	500
Kate Gutmann	450	50	500
Bala Subramanian	450	50	500
(1)Brian Dykes received his 2024 Stock Option grant prior to his promotion to CFO.
LTIP Program Overview
The LTIP program strengthens the performance-based component of executive compensation, promotes longer-term focus, enhances retention of key talent, and aligns the incentive compensation opportunity for executives with the interests of shareowners. Approximately 450 members of our senior management team, including the NEOs, participate in this program. The program combines internal and external relative business performance measures with the goal of motivating and rewarding management for operational and financial success, while helping to align with shareowner returns.
Participants receive a target award of restricted performance units (“RPUs”) at the beginning of the three-year performance period. The number of RPUs that NEOs can earn is shown in the “Grants of Plan-Based Awards” table. The actual number of RPUs that NEOs earn is determined following the completion of the performance period and is based on achievement of the performance measures described below. Dividends payable on shares underlying participants’ RPUs are allocated in the form of dividend equivalent units (“DEUs”). DEUs are subject to the same conditions as the underlying award. Awards that vest are settled in shares of class A common stock. Separate vesting rules apply to terminations subject to the UPS Key Employee Severance Plan or terminations by reason of death, disability or retirement during the performance period. These vesting rules are discussed under “Potential Payments Upon Termination or Change in Control” below.
The performance measures approved by the Committee during the first quarter of 2024 for the 2024 LTIP awards were non-GAAP adjusted earnings per share and non-GAAP adjusted free cash flow, each to be evaluated independently and weighted equally (50%) in determining the final payout percentage. The payout percentage for the LTIP award will be subject to modification based on the Company’s relative total shareowner return (“RTSR”) as a percentile rank relative to the total shareholder return of the companies listed on the Standard & Poor’s 500 Composite Index (the “Index”) during that same period. The maximum LTIP award that can be earned is 220% of target. A description of each performance measure and the operation of the RTSR modifier follows.
Non-GAAP Adjusted Earnings Per Share(1)
Non-GAAP adjusted earnings per share measures our success in increasing profitability. Non-GAAP adjusted earnings per share is determined by dividing the Company’s non-GAAP adjusted net income available to common shareowners by the diluted weighted average shares outstanding during the performance period. For this purpose, non-GAAP adjusted net income is determined by reference to our publicly reported non-GAAP adjusted net income. In general, non-GAAP adjusted earnings per share is determined by reference to our publicly reported non-GAAP adjusted earnings per share for 2024. The non-GAAP adjusted earnings per share target for 2024 was the projected non-GAAP adjusted earnings per share for that year. The non-GAAP adjusted earnings per share growth target for the remainder of the performance period is the projected average annual non-GAAP adjusted earnings per share growth during each of the remaining years in the performance period. Following the completion of the performance period, the Committee will certify (i) the actual non-GAAP adjusted earnings per share for 2024; (ii) the actual non-GAAP adjusted earnings per share growth for each of the remaining years in the performance period; (iii) the actual non-GAAP adjusted earnings per share growth for the applicable portion of the performance period as compared to the target; and (iv) using the average of the three payout percentages, the final payout percentage for this metric.

46	Notice of Annual Meeting of Shareowners and 2025 Proxy Statement

Non-GAAP Adjusted Free Cash Flow(1)
Non-GAAP adjusted free cash flow measures our ability to generate cash after accounting for capital expenditures. Non-GAAP adjusted free cash flow is determined by reducing the Company’s cash flow from operations by capital expenditures and proceeds from disposals of fixed assets, and adjusting for net changes in finance receivables, other investing activities and discretionary pension contributions. The non-GAAP adjusted free cash flow target is the projected aggregate non-GAAP adjusted free cash flow generated during the performance period. Following the completion of the applicable performance period, the Committee will certify (i) the actual non-GAAP adjusted free cash flow for the performance period; (ii) the actual non-GAAP adjusted free cash flow for the performance period as compared to the target; and (iii) the final payout percentage for this metric.
(1)Non-GAAP adjusted financial measures. We believe that these non-GAAP adjusted financial measures are appropriate for the determination of our incentive compensation award results because they exclude items that may not be indicative of, or are unrelated to, how management evaluates our underlying operations and provide a useful baseline for analyzing trends in our underlying business. Non-GAAP adjusted financial measures should be considered in addition to, and not as an alternative for, our reported results prepared in accordance with GAAP. Our non-GAAP adjusted financial information does not represent a comprehensive basis of accounting. Therefore, our non-GAAP adjusted financial information may not be comparable to similarly titled measures reported by other companies.
Relative Total Shareowner Return
RTSR is the total return on an investment in UPS stock (stock price appreciation plus dividends). Total return is compared with the total return on an investment in the companies in the Index at the beginning of the performance period. Following the completion of the performance period, the Committee will certify the Company’s RTSR and the payout modifier for that performance period, if any.

RTSR Percentile Rank Relative to Index	Payout Modifier
Above 75th percentile	+20%
Between 25th and 75th percentile	None
Below 25th percentile	-20%
2022 LTIP Award Payout
The 2022 LTIP award payout was determined following the completion of the Company’s 2024 fiscal year. The performance metrics for the 2022 LTIP award were non-GAAP adjusted earnings per share and non-GAAP adjusted free cash flow, each evaluated independently and equally weighted. The final payout was subject to modification based on RTSR compared to the Index. Performance targets and actual results for the completed performance period for the 2022 LTIP award are set out below. RPUs earned under the 2022 LTIP are considered vested and are settled in shares of class A common stock.

2022 LTIP Metrics
	Non-GAAP Adjusted Earnings Per Share (50%)				Non-GAAP Adjusted Free Cash Flow (50%)				RTSR
Year	Threshold	Target	Maximum	Actual	Threshold	Target	Maximum	Actual	Actual
2022	1.5%	4.8%	5.9%	6.7%	$23,577	$33,682	$43,787	$24,861	14th
2023		5.1%		(32.1)%
2024		3.8%		(12.1)%

2022 LTIP Final Results
Performance Period	Non-GAAP Adjusted EPS Payout	Non-GAAP Adjusted FCF Payout	Performance Payout (Avg)	RTSR Modifier	Final Payout
2022-2024	67%	56%	62%	(20)%	42%

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Stock Option Program and 2024 Stock Option Awards
Stock option awards create a direct link between Company performance and shareowner value, as well as provide retention value. Stock option awards generally vest 20% per year over five years and expire ten years from the date of grant. Beyond vesting periods, we do not impose additional holding period requirements. Stock option awards generally require continued employment during the vesting period. Unvested stock options vest automatically upon termination of employment due to death, disability or retirement. Stock option awards are also subject to the UPS Key Employee Severance Plan as discussed under “Potential Payments Upon Termination or Change in Control” below. Grants do not include DEUs or reload features. The number of stock options granted to the NEOs in 2024 is shown in the “Grants of Plan-Based Awards” table.

Employment Transition Awards, Retention Arrangements and Recognition Awards
Generally, we do not pay discretionary bonuses in cash or stock, or make other discretionary payments, to our executives. In certain recent periods, however, to attract and retain senior executive talent, the Committee has approved limited payments, including to external hires to the Company’s Executive Leadership Team. A portion of these payments was made to compensate the executives for compensation forfeited at their prior employers and transition them into our incentive programs. Any of these payments impacting 2024 compensation are described below.
Bala Subramanian joined the Company in July 2022 as Chief Digital and Technology Officer. The Committee, working with FW Cook and considering market compensation data and internal pay equity factors, approved his compensation package including: (i) a RSU grant valued at $3,000,000, vesting 50% in July 2023 and 50% in July 2024; (ii) cash transition payments of $250,000 in each of August 2022, January 2023, July 2023 and January 2024; (iii) a RPU grant valued at $1,000,000, which vested in December 2023, with the actual payout determined based on the Company’s performance under its 2021 LTIP program; and (iv) a prorated 2022 LTIP award. Payments are subject to his continued employment through the applicable vesting or payment dates, or termination without cause.
Further, in 2021, the Committee granted Kate Gutmann a special award valued at $350,000 in recognition of her extraordinary contributions and performance during 2020. This award consisted of $175,000 in RSUs which vested as follows: 25% on March 25, 2022; 25% on March 25, 2023; and 50% on March 25, 2024; and a stock option award with a grant date fair value of $175,000 which vests 20% per year over five years beginning on March 25, 2022, provided generally that she remains an employee through the applicable vesting dates.

Benefits and Perquisites
The benefits and perquisites provided to our NEOs are not a material part of executive compensation and are largely limited to those offered to our employees generally, or that we otherwise believe are necessary or appropriate to attract and retain executive talent. We believe certain perquisites help facilitate our NEOs’ ability to carry out their responsibilities, maximize working time and minimize distractions. Additional information on these benefits can be found in the following program descriptions.
UPS 401(k) Savings Plan
The UPS 401(k) Savings Plan is open to all U.S.-based employees who are not subject to a collective bargaining agreement and who are not eligible to participate in another savings plan sponsored by UPS or one of its subsidiaries. We generally match 50% of up to 6% of eligible pay contributed to the UPS 401(k) Savings Plan for eligible employees. The match is paid quarterly according to the participant's pre-tax investment elections on file with the record keeper. We also generally provide an annual contribution based on years of service and expressed as a percentage of eligible compensation (5% for 0-4 years, 6% for 5-9 years, 7% for 10-14 years and 8% for 15 or more years). Effective for employees hired or rehired on or after January 1, 2025, we generally provide an annual contribution of 3% of eligible compensation. For employees who were hired prior to 2008 and are participants in the Final Average Compensation formula of the UPS Retirement Plan, we generally make an annual transition contribution of 5% of eligible compensation for plan years 2023 to 2027, which will increase to 7% beginning in 2028.

48	Notice of Annual Meeting of Shareowners and 2025 Proxy Statement

Qualified and Non-Qualified Pension Plans
Certain executive officers are eligible to participate in our qualified retirement program, the UPS Retirement Plan. Benefits payable under the plan are subject to the maximum compensation limits and the annual benefit limits for a tax-qualified defined benefit plan as established by the Internal Revenue Service. Amounts exceeding these limits are paid pursuant to the UPS Excess Coordinating Benefit Plan, which is a non-qualified restoration plan designed to replace the benefits limited under the tax-qualified plan. Without the Excess Coordinating Benefit Plan, the executive officers would receive a lower benefit as a percent of final average earnings than the benefit received by certain other participants in the UPS Retirement Plan. In accordance with the terms of the Excess Coordinating Benefit Plan, following a participant’s retirement, the Company pays an amount equal to the Social Security and Medicare taxes due on the present value of the benefits provided under the plan.
Financial Planning Services
Our executive officers are eligible for a financial services benefit. The Company reimburses fees from financial and tax service providers up to $15,000 per year, including the cost of personal excess liability insurance coverage.
Executive Health Services
Our executive officers are eligible for certain executive health services benefits, including comprehensive physical examinations. UPS’s business continuity is best facilitated by avoiding any prolonged or unexpected absences by members of its senior management team.

Other Compensation and Governance Policies
Stock Ownership Guidelines

CEO	= 8x annual salary
Other Executive Officers	= 5x annual salary
Non-Employee Directors	= 5x annual retainer
Our stock ownership guidelines apply to executive officers and members of the board. Shares of class A common stock (excluding any pledged shares), deferred units and vested and unvested RSUs and RPUs awarded under our equity incentive plans are considered owned for purposes of calculating ownership. Executive officers and directors are expected to reach target ownership within five years of the date that the executive officer or director became subject to the guideline.
As of December 31, 2024, all of the NEOs who have been subject to the guidelines for at least five years exceeded their target stock ownership. In addition, all non-employee directors who have been subject to the guidelines for at least five years exceeded their target stock ownership. RSUs are required to be held by non-employee directors until separation from the board.
Hedging and Pledging Policies
We prohibit our executive officers and directors from hedging their ownership in UPS stock. Specifically, they are prohibited from purchasing or selling derivative securities relating to UPS stock and from purchasing financial instruments that are designed to hedge or offset any decrease in the market value of UPS securities. Additionally, we prohibit our directors and executive officers from entering into pledges of UPS securities, including using UPS securities as collateral for a loan and holding UPS securities in margin accounts. Furthermore, our employees, officers and directors are prohibited from engaging in short sales of UPS stock.
Incentive-Based Compensation Clawback Policy
We have adopted an incentive-based compensation clawback policy that complies with NYSE requirements. This policy provides for the recovery of the amount of erroneously awarded incentive-based compensation received by executive officers when the Company is required to prepare an accounting restatement, subject to limited exceptions in accordance with the NYSE requirements.

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Employment and Severance Arrangements; Change in Control Payments
We do not enter into agreements providing for the continuation of employment, or separate change in control agreements with any of our executive officers, including our NEOs, or other U.S.-based non-union employees. However, in certain recent periods, to attract and retain senior executive talent and in furtherance of the board’s succession planning efforts, we have entered into various employment offer letters, transition agreements, retention arrangements and non-compete agreements in favor of UPS. These arrangements may provide for compensation to an executive, but do not guarantee an employment term; employment is on an at-will basis. Some of the agreements were designed to compensate the individuals for compensation forfeited at their prior employers, to transition them into our incentive programs or to provide consideration for their agreement not to compete with UPS following their potential separation. In addition, retention arrangements are intended to incentivize those individuals to maintain their employment with UPS. To the extent any agreements entered into with any of the NEOs contain ongoing obligations of the Company, those agreements are described below.
Subramanian Employment Offer Letter
In connection with his appointment as Chief Digital and Technology Officer, on May 24, 2022, the Company entered into an employment offer letter with Bala Subramanian providing for: (i) an annual base salary of $725,000 (subject to increase); (ii) a MIP award target for 2022; (iii) an LTIP program award target; (iv) a stock option grant target of 50% of base salary; (v) an initial grant of RSUs valued at $3,000,000, which generally vested 50% in July 2023 and 50% in July 2024; (vi) cash transition payments of $250,000 in each of August 2022, January 2023, July 2023 and January 2024; and (vii) an initial RPU grant valued at $1,000,000, which vested in December 2023. Payments are subject to his continued employment through the applicable vesting or payment dates, or termination without cause. Certain of these amounts are subject to repayment on a prorated basis if he is terminated for cause prior to July 2025.
Protective Covenant Agreements
Each of our NEOs have entered into protective covenant agreements with the Company which protect UPS’s confidential information and include non-competition and non-solicitation covenants in favor of UPS.
Key Employee Severance Plan
The UPS Key Employee Severance Plan (the “Severance Plan”) provides for severance compensation and benefits upon certain terminations of employment of key employees, including the NEOs. The severance protections under the Severance Plan replace cash severance benefits (if any) to which a participating employee would have otherwise been entitled under their protective covenant agreements. The Severance Plan in general provides that if the Company terminates a participant’s employment other than due to “Cause,” “Disability Termination” or death (a “Qualifying Termination”), the Company will pay: (i) an amount in cash equal to a pro-rata portion of the individual’s annual performance incentive award under the MIP that would have been earned for the year of termination, based on actual performance for the full performance period, with the pro-rata portion calculated based on the number of months during which the individual was employed by the Company during the applicable year; (ii) an amount in cash equal to one times (or, for the CEO, two times) the sum of the participant’s annual base salary plus the participant’s target MIP performance award in effect as of the termination date; (iii) an amount in cash equal to the portion of the participant’s monthly Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) premium for the participant and the participant’s dependents to the extent it exceeds the premiums paid by the participant for such coverage immediately prior to termination times the number of months in the participant’s applicable COBRA period; and (iv) career counseling services up to $20,000 (or, for the CEO, up to $30,000).
In addition, with respect to options held by retirement-eligible employees, and RPUs granted under the MIP or LTIP, in each case granted on or after the effective date of the Severance Plan, a participant who experiences a Qualifying Termination will generally be entitled to the same treatment that would apply in the event of “retirement” under the terms of such awards. With respect to stock options granted to a participant on or after the effective date of the Severance Plan, such stock options (to the extent the participant is not retirement eligible and that are vested as of the date of the Qualifying Termination) will remain exercisable until the earlier of the first anniversary of the termination date and the original expiration date of the stock options.
Brian Newman’s departure from the Company qualified as a termination without “Cause” under the Severance Plan. Therefore, in connection with his departure from the Company, he received payments consistent with those provided for by the Severance Plan on a Qualifying Termination as described above.

50	Notice of Annual Meeting of Shareowners and 2025 Proxy Statement

Change in Control
All outstanding equity awards that are continued or assumed by a successor entity in connection with a change in control require a “double trigger” for vesting to accelerate; that is, they also require a qualifying termination of employment prior to any acceleration of vesting.
Equity Grant Practices
Grants of awards to executive officers under our equity incentive programs are approved by the Committee. Grants are typically made at preestablished Committee meeting dates or in connection with a new hire or promotion, and irrespective of the timing of any financial announcement. Stock options have an exercise price equal to the NYSE closing market price on the date of grant. Stock option awards are granted to executive officers annually, typically at a regularly scheduled meeting of the Committee in March. Meeting dates are set in advance, and the timing of the meetings, and the grant of stock options, including terms and value of the awards, is made without regard to any material nonpublic information. The Company has not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Consideration of Previous “Say on Pay” Voting Results
Our shareowners vote annually, on an advisory basis, to approve the compensation of our NEOs as set out in the Compensation Discussion and Analysis section and in the compensation tables and accompanying narrative disclosure in the Proxy Statement. See “Proposal 2 – Advisory Vote to Approve Named Executive Officer Compensation.” In the most recent advisory vote to approve NEO compensation, taken at the 2024 Annual Meeting of Shareowners, nearly 87% of votes cast approved our NEO compensation.
The Committee carefully considered the results of this vote as well as many other factors in determining the structure and operation of our executive compensation programs. In addition, we regularly engage with our stakeholders, including on executive compensation matters. We use the results of these engagements to inform board and Committee discussions on our executive compensation policies and programs.

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2024 Summary Compensation Table
The following table sets forth the compensation of our NEOs.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)	Total ($)
Carol Tomé Chief Executive Officer	2024	1,509,713	—	18,283,138	1,358,768	2,747,677	—	164,681	24,063,977
	2023	1,509,713	—	18,916,192	1,358,762	1,509,713	—	95,671	23,390,051
	2022	1,466,250	—	15,046,968	1,228,547	1,035,932	—	187,504	18,965,201
Brian Dykes Chief Financial Officer	2024	619,553	—	2,500,130	103,515	758,713	0	117,856	4,099,767

Brian Newman Former Chief Financial Officer	2024	349,052	—	4,708,740	418,893	438,340	—	1,900,756	7,815,781
	2023	831,626	—	5,551,095	406,692	481,692	—	70,965	7,342,070
	2022	784,377	—	5,563,543	382,755	364,363	—	94,203	7,189,241
Nando Cesarone President U.S. and UPS Airline	2024	867,501	—	3,901,807	424,211	914,499	—	119,314	6,227,332
	2023	840,254	—	4,686,065	407,924	487,837	—	99,161	6,521,241
	2022	768,042	—	4,348,893	351,117	364,278	—	107,812	5,940,142
Kate Gutmann President International, Healthcare and Supply Chain Solutions	2024	867,501	—	3,901,807	424,211	914,499	0	148,472	6,256,490
	2023	840,254	—	4,686,065	407,924	487,837	3,786,483	152,958	10,361,521
	2022	781,197	—	4,674,444	377,426	364,278	—	20,676	6,218,021
Bala Subramanian Chief Digital and Technology Officer	2024	790,556	250,000	3,555,753	386,601	833,385	—	79,671	5,895,966
	2023	766,622	500,000	4,139,164	373,540	444,566	—	76,370	6,300,262
	2022	330,853	250,000	6,928,392	—	—	—	932	7,510,177
(1)Represents the salary earned during the portion of the year that the executive was employed.
(2)See “Employment and Severance Arrangements; Change in Control Payments” in the Compensation Discussion and Analysis for a description of cash transition payments made in connection with Bala Subramanian’s hiring.
(3)Represents the aggregate grant date fair value for stock awards computed in accordance with FASB ASC Topic 718. These awards include LTIP RPUs. Information about the assumptions used to value these awards can be found in Note 13 “Stock-Based Compensation” in our 2024 Annual Report on Form 10-K. The amounts reported for these awards may not represent the amounts that the individuals will actually receive. The amounts received, if any, ultimately will depend on Company performance and the change in our stock price over time. An overview of the features of these awards can be found in the “Compensation Discussion and Analysis” section.
In accordance with SEC rules, we also are required to disclose the grant date fair value for awards with performance conditions assuming maximum performance. The grant date fair value for the 2024 LTIP RPU awards, assuming maximum performance, is as follows: Tomé — $40,222,903; Dykes — $5,500,285; Newman — $10,359,227; Cesarone — $8,583,976; Gutmann — $8,583,976; and Subramanian — $7,822,657.
(4)Represents the aggregate grant date fair value for option awards granted in the applicable year, computed in accordance with FASB ASC Topic 718. The assumptions used to value these awards can be found in Note 13 “Stock-Based Compensation” in our 2024 Annual Report on Form 10-K. The amounts reported for these awards may not represent the amounts that the individuals will actually receive. The amounts received, if any, ultimately will depend on the change in our stock price over time. An overview of the features of these awards can be found in the “Compensation Discussion and Analysis” section.
(5)Represents the 2024 MIP Award, which is payable in cash. Brian Newman’s 2024 MIP Award payout was pro-rated based on his departure date and paid out in accordance with the Severance Plan.
(6)Represents an estimate of the annual increase in the actuarial present value of the NEO’s accrued benefit under our retirement plans for the applicable year, assuming retirement at age 60 (or current age, if later). The actuarial present value of Kate Gutmann’s accrued benefit under our retirement plans decreased by $41,670 between the measurement date used for 2023 and the measurement date used for 2024. The actuarial present value of Brian Dykes’ accrued benefit under our retirement plans decreased by $26,216 between the measurement date used for 2023 and the measurement date used for 2024. See “Executive Compensation — 2024 Pension Benefits” for additional information, including assumptions used in this calculation. The change in pension value can be impacted by a number of factors, including additional credited service, changes in amounts of compensation covered by the benefit formula, plan amendments and assumption changes.

52	Notice of Annual Meeting of Shareowners and 2025 Proxy Statement

(7)All other compensation consisted of the following:

Name	401(k) Plan Retirement Contributions(a) ($)	Restoration Savings Plan Contributions(b) ($)	401(k) Plan Match ($)	Life Insurance Premiums ($)	Financial Planning Services ($)	Healthcare Benefits ($)	Other(c) ($)	Total ($)
Carol Tomé	17,250	93,177	10,350	22,246	15,000	6,658		164,681
Brian Dykes	27,600	57,341	10,350	1,033	14,874	6,658		117,856
Brian Newman	17,250	3,224	10,350	1,694	15,000	6,658	1,846,580	1,900,756
Nando Cesarone	27,600	57,475	10,350	2,256	14,975	6,658		119,314
Kate Gutmann	27,600	92,387	10,350	4,218	7,259	6,658		148,472
Bala Subramanian	17,250	35,644	10,350	2,044	7,725	6,658		79,671
(a)Consists of retirement contributions based on years of service, as described on page 48.
(b)Benefits payable under the UPS 401(k) Savings Plan are subject to the maximum compensation limits and the annual benefit limits for a tax-qualified defined contribution plan as established by the Internal Revenue Service. Amounts exceeding these limits are paid pursuant to the UPS Restoration Savings Plan. For Brian Dykes and Kate Gutmann, this also includes a transition contribution into the UPS Restoration Savings Plan, as described on page 48.
(c)Consists of benefits paid under the Severance Plan and vacation entitlement pay.

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2024 Grants of Plan-Based Awards
The following table provides information about plan-based awards granted during 2024 to each of the NEOs.

	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Carol Tomé	—	150,971	3,019,425	6,038,851	—	—	—	—	—	—
	3/20/2024	—	—	—	5,780	115,599	254,318	—	—	18,283,138
	3/20/2024	—	—	—	—	—	—	39,090	154.76	1,358,768
Brian Dykes	—	41,688	833,750	1,667,500	—	—	—	—	—	—
	3/20/2024	—	—	—	334	6,688	14,714	—	—	1,057,774
	9/30/2024	—	—	—	554	11,078	24,372	—	—	1,442,356
	3/20/2024	—	—	—	—	—	—	2,978	154.76	103,515
Brian Newman	—	48,169	963,384	1,926,768	—	—	—	—	—	—
	3/20/2024	—	—	—	1,489	29,772	65,498	—	—	4,708,740
	3/20/2024	—	—	—	—	—	—	12,051	154.76	418,893
Nando Cesarone	—	50,247	1,004,944	2,009,887	—	—	—	—	—	—
	3/20/2024	—	—	—	1,234	24,670	54,274	—	—	3,901,807
	3/20/2024	—	—	—	—	—	—	12,204	154.76	424,211
Kate Gutmann	—	50,247	1,004,944	2,009,887	—	—	—	—	—	—
	3/20/2024	—	—	—	1,234	24,670	54,274	—	—	3,901,807
	3/20/2024	—	—	—	—	—	—	12,204	154.76	424,211
Bala Subramanian	—	45,790	915,808	1,831,616	—	—	—	—	—	—
	3/20/2024	—	—	—	1,124	22,482	49,460	—	—	3,555,753
	3/20/2024	—	—	—	—	—	—	11,122	154.76	386,601
(1)Reflects, as applicable, the target and maximum values of the 2024 MIP award for each NEO. The potential payments of the MIP award are performance-based and therefore at risk.
(2)Potential number of RPUs that could be earned under the 2024 LTIP if the target or maximum performance goals are attained. The 2024 grant to Brian Newman was prorated in connection with his departure based on the number of months worked during the performance period, in accordance with the terms of such award. His prorated target RPUs for 2024, including DEUs, totaled 5,147 at December 31, 2024.
(3)Represents stock options granted under the Stock Option program in 2024. The 2024 grant to Brian Newman was forfeited on his departure pursuant to the terms of the grant.
(4)Grant date fair value under FASB ASC Topic 718 of the LTIP RPUs and stock options, as applicable, granted to each of the NEOs in 2024. Fair values are calculated using the NYSE closing price of UPS stock on the date of grant for RPUs and RSUs, and the Black-Scholes option pricing model for stock options. The grant date fair value of the RPUs granted under the 2024 LTIP, which have performance conditions, are computed based on the probable outcome of the performance conditions. There can be no assurance that any value will ever be realized.

54	Notice of Annual Meeting of Shareowners and 2025 Proxy Statement

2024 Outstanding Equity Awards at Fiscal Year-End
The following table shows the number of shares covered by exercisable options, unexercisable options and unvested RSUs and RPUs held by the NEOs on December 31, 2024.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Option Exercise Price ($)	Option Grant Date	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Carol Tomé	81,008	20,253	99.28	6/1/2020	6/1/2030	—	—	—	—
	28,571	19,048	165.66	2/10/2021	2/10/2031	—	—	—	—
	10,142	15,215	214.58	3/23/2022	3/23/2032	—	—	—	—
	6,615	26,461	185.54	3/22/2023	3/22/2033	—	—	—	—
	—	39,090	154.76	3/20/2024	3/20/2034	—	—	—	—
	—	—	—	—	—	—	—	210,844	26,587,428
Brian Dykes	1,465	977	165.66	2/10/2021	2/10/2031	—	—	—	—
	616	925	214.58	3/23/2022	3/23/2032	—	—	—	—
	487	1,948	185.54	3/22/2023	3/22/2033	—	—	—	—
	—	2,978	154.76	3/20/2024	3/20/2034	—	—	—	—
	—	—	—	—	—	2,603	328,244	23,971	3,022,743
Brian Newman	24,308	—	105.54	2/12/2020	6/1/2025	—	—	—	—
	9,483	—	165.66	2/10/2021	6/1/2025	—	—	—	—
	3,160	—	214.58	3/23/2022	6/1/2025	—	—	—	—
	1,980	—	185.54	3/22/2023	6/1/2025	—	—	—	—
	—	—	—	—	—	—	—	18,169	2,291,111
Nando Cesarone	757	—	106.43	3/1/2018	3/1/2028	—	—	—	—
	633	—	104.45	3/22/2018	3/22/2028	—	—	—	—
	3,383	—	111.80	2/14/2019	2/14/2029	—	—	—	—
	5,484	2,742	105.54	2/12/2020	2/12/2030	—	—	—	—
	5,308	5,308	165.66	2/10/2021	2/10/2031	—	—	—	—
	2,898	4,349	214.58	3/23/2022	3/23/2032	—	—	—	—
	1,986	7,944	185.54	3/22/2023	3/22/2033	—	—	—	—
	—	12,204	154.76	3/20/2024	3/20/2034	—	—	—	—
	—	—	—	—	—	—	—	46,955	5,921,026
Kate Gutmann	10,083	—	106.43	3/1/2018	3/1/2028	—	—	—	—
	9,704	—	111.80	2/14/2019	2/14/2029	—	—	—	—
	12,051	3,013	105.54	2/12/2020	2/12/2030	—	—	—	—
	5,477	3,652	165.66	2/10/2021	2/10/2031	—	—	—	—
	3,994	2,663	163.25	3/25/2021	3/25/2031	—	—	—	—
	3,116	4,674	214.58	3/23/2022	3/23/2032	—	—	—	—
	1,986	7,944	185.54	3/22/2023	3/22/2033	—	—	—	—
	—	12,204	154.76	3/20/2024	3/20/2034	—	—	—	—
	—	—	—	—	—	—	—	46,955	5,921,026
Bala Subramanian	1,818	7,275	185.54	3/22/2023	3/22/2033	—	—	—	—
	—	11,122	154.76	3/20/2024	3/20/2034	—	—	—	—
	—	—	—	—	—	—	—	42,884	5,407,672
(1)Stock options generally vest ratably over a five-year period beginning on the first anniversary of the date of grant. All options expire ten years from the date of grant. Under the terms of our equity incentive plans, unvested stock options become fully vested on the retirement date for the NEOs if they meet certain service requirements.
(2)For Brian Dykes, represents a special grant of RSUs made in 2022 which generally vests as follows: 25% on March 23, 2023; 25% on March 23, 2024; and 50% on March 23, 2025; values are rounded to the closest unit.
(3)Market value based on NYSE closing price of the class B common stock on the last trading day of the year of $126.10.

55

(4)Represents the potential units to be earned under the 2023 and 2024 LTIP awards, and any DEUs allocated since the grants were made, at target performance level. For the 2024 LTIP award, which has a performance period ending December 31, 2026, the maximum number of RPUs that could be earned is as follows: Tomé — 263,729; Dykes — 39,928; Newman — 11,323; Cesarone — 56,283; Gutmann — 56,283; and Subramanian — 51,291. For the 2023 LTIP award, which has a performance period ending December 31, 2025, the maximum number of RPUs that could be earned is as follows: Tomé — 200,127; Dykes — 12,808; Newman — 28,648; Cesarone — 47,018; Gutmann — 47,018; and Subramanian — 43,054. Brian Newman’s target LTIP award was prorated in connection with his departure from the Company in July 2024.
2024 Option Exercises and Stock Vested
The following table sets forth the subject number of shares and corresponding value realized during 2024 regarding options that were exercised, and restricted stock units and restricted performance units that vested, for each NEO.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Carol Tomé	—	—	24,930	3,143,673
Brian Dykes	—	—	2,886	401,746
Brian Newman	—	—	7,675	967,818
Nando Cesarone	—	—	6,912	871,603
Kate Gutmann	—	—	8,021	1,030,092
Bala Subramanian	—	—	16,768	2,282,285
(1)Consists of: the 2022 LTIP RPUs that vested on December 31, 2024; and the portion of special RSUs awarded in prior years to Brian Dykes, Kate Gutmann and Bala Subramanian that vested in 2024. Vested RPUs and RSUs are distributed in an equivalent number of shares of class A common stock.
(2)Based on the NYSE closing price of the class B common stock on the applicable vesting date.

56	Notice of Annual Meeting of Shareowners and 2025 Proxy Statement

2024 Pension Benefits
The following table quantifies the pension benefits expected to be paid to each NEO from the UPS Retirement Plan and the UPS Excess Coordinating Benefit Plan as of December 31, 2024. The terms of each are described below.

Name	Plan Name	Number of Years Credited Service (#)(2)	Present Value of Accumulated Benefit ($)(3)	Payments During Last Fiscal Year ($)
Carol Tomé(1)	UPS Retirement Plan	—	—	—
	UPS Excess Coordinating Benefit Plan	—	—	—
	Total		—	—
Brian Dykes	UPS Retirement Plan	22.58	472,431	—
	UPS Excess Coordinating Benefit Plan	—		—
	Total			—
Brian Newman(1)	UPS Retirement Plan	—	—	—
	UPS Excess Coordinating Benefit Plan	—	—	—
	Total		—	—
Nando Cesarone(1)	UPS Retirement Plan	—	—	—
	UPS Excess Coordinating Benefit Plan	—	—	—
	Total		—	—
Kate Gutmann	UPS Retirement Plan	33.0	1,397,389	—
	UPS Excess Coordinating Benefit Plan	33.0	3,613,311	—
	Total		5,010,700	—
Bala Subramanian(1)	UPS Retirement Plan	—	—	—
	UPS Excess Coordinating Benefit Plan	—	—	—
	Total		—	—
(1)Not eligible to participate in the UPS Retirement Plan or the UPS Excess Coordinating Benefit Plan.
(2)Represents years of service as of December 31, 2024 for all plans.
(3)Represents the total discounted value of the monthly lifetime benefit earned at December 31, 2024, assuming the individual continues in service and retires at age 60 or at the executive’s actual age, if later. The present value is not the monthly or annual lifetime benefit that would be paid to the individual. The present values are based on discount rates of 5.80% and 6.25% for the UPS Retirement Plan and UPS Excess Coordinating Benefit Plan, respectively, at December 31, 2024. The present values assume no pre-retirement mortality and utilize the Pri-2012 healthy mortality table with adjusted mortality improvement after 2012 (no collar for the UPS Retirement Plan and white collar for the UPS Excess Coordinating Benefit Plan), with mortality improvements after 2012 using the MP-2021 projection scale adjusted to converge to 0.5% in 2029 on the SOA Retirement Plan’s Experience Committee model.

57

Pension Benefits
The UPS Retirement Plan is non-contributory and includes substantially all eligible employees of participating domestic subsidiaries who are not members of a collective bargaining unit, as well as certain employees covered by a collective bargaining agreement. The UPS Retirement Plan was closed to new entrants as of July 1, 2016.
UPS also sponsors a non-qualified defined benefit plan, the UPS Excess Coordinating Benefit Plan, for non-union employees whose pay and benefits in the qualified plan are limited by the Internal Revenue Service. An employee must be at least age 55 with ten years of service to be eligible to participate in this plan. In the year that an individual first becomes eligible to participate in the UPS Excess Coordinating Benefit Plan, there is an increase for the participant for that year equal to the full present value of the participant’s accrued benefit in the plan. In accordance with the terms of the Excess Coordinating Benefit Plan, following a participant’s retirement, the Company pays an amount equal to the Social Security and Medicare taxes due on the present value of the benefits provided under the plan.
The UPS Retirement Plan and UPS Excess Coordinating Benefit Plan provide monthly lifetime benefits to participants and their eligible beneficiaries based on final average compensation at retirement, years of service with UPS and age at retirement. Participants may choose to receive a reduced benefit payable in the form of an annuity that is equivalent to the single lifetime benefit.
The plans provide monthly benefits based on the results from up to four benefit formulas. Participants receive the largest benefit from among the applicable benefit formulas. For Kate Gutmann and Brian Dykes, the formula that results in the largest benefit is called the “grandfathered integrated formula.” This formula provides retirement income equal to 58.33% of final average compensation, offset by a portion of the Social Security benefit. A participant with less than 35 years of benefit service receives a proportionately lesser amount.
Participants earn benefit service for the time they work as an eligible UPS employee. For purposes of the formulas, compensation includes salary and an eligible portion of the MIP award. The average final compensation for each participant in the plans is the average covered compensation of the participant during the five highest consecutive years out of the last ten full calendar years of service.
Benefits payable under the UPS Retirement Plan are subject to the maximum compensation limits and the annual benefit limits for a tax-qualified defined benefit plan as prescribed and adjusted from time to time by the Internal Revenue Service. Eligible amounts exceeding these limits will be paid from the UPS Excess Coordinating Benefit Plan. Under this plan, participants receive the benefit in the form of a life annuity.
The plans permit participants with 25 or more years of benefit service to retire as early as age 55 with only a limited reduction in the amount of their monthly benefits. NEOs eligible to retire at age 60 receive unreduced benefits from the plans. In addition, the plans allow participants with ten years or more of service to retire at age 55 with a larger reduction in the amount of their benefit. These plans froze accruals after December 31, 2022.

58	Notice of Annual Meeting of Shareowners and 2025 Proxy Statement

2024 Non-Qualified Deferred Compensation
The following table shows NEO and Company contributions or credits, earnings and account balances for the NEOs in the UPS Deferred Compensation Plan and UPS Restoration Savings Plan for 2024.

Name	Plan Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(4)
Carol Tomé	UPS Deferred Compensation Plan	1,976,422	—	784,131	—	10,678,487
	UPS Restoration Savings Plan	—	93,177	4,238	—	297,080
	Outstanding Non-employee Director RSU Awards	—	—	(675,697)	—	3,580,601
Brian Dykes	UPS Deferred Compensation Plan	30,978	—	21,999	—	162,439
	UPS Restoration Savings Plan	—	57,341	4,556	—	52,086
Brian Newman	UPS Restoration Savings Plan	—	3,224	8,251	127,119	—
Nando Cesarone	UPS Restoration Savings Plan	—	57,475	8,767	—	207,212
Kate Gutmann	UPS Deferred Compensation Plan	—	—	(51,173)	—	402,804
	UPS Restoration Savings Plan	—	92,387	5,939	—	105,493
Bala Subramanian	UPS Restoration Savings Plan	—	35,644	2,970	—	46,015
(1)Amounts are also included in the “Salary” column of the 2024 Summary Compensation Table, other than amounts attributed to the deferral of the 2023 MIP, paid in 2024 as follows: Tomé — $1,448,022; Dykes — $0. The 2023 MIP deferral was included in the “Non-Equity Incentive Plan Compensation” column of the 2023 Summary Compensation Table.
(2)Company credits to the UPS Restoration Savings Plan, which amounts are also disclosed in the “All Other Compensation” column of the 2024 Summary Compensation Table.
(3)No amounts in this column are reported in the 2024 Summary Compensation Table.
(4)Certain amounts in this column represent salary, bonus or stock options contributed by the NEO to the plans in prior years as follows: Tomé — $5,767,527; Dykes — $76,407; Newman — $0; Cesarone — $0; Gutmann — $118,149; and Subramanian — $0.
The deferred compensation vehicles in the UPS Deferred Compensation Plan and the UPS Restoration Savings Plan are described below. Not all of the NEOs participate in each feature of the UPS Deferred Compensation Plan.

Salary Deferral Feature
Prior to December 31, 2004, contributions could be deferred from executive officers’ monthly salary and from certain bonuses. Also prior to December 31, 2004, non-employee directors could defer retainer and meeting fees quarterly. Assets from the discontinued UPS Retirement Plan for Outside Directors were transferred to the 2004 and Before Salary Deferral Feature in 2003. No contributions were permitted after December 31, 2004, except as described below. After December 31, 2004, executive officers may defer 1% to 35% of their monthly salary and 1% to 80% of the cash portion of the MIP award. They may also defer excess pre-tax contributions if the UPS 401(k) Savings Plan fails the annual average deferral percentage test. Non-employee directors may defer retainer fees quarterly. Elections are made annually for the following calendar year.

Stock Option Deferral Feature
Assets are invested solely in shares of UPS stock. Non-qualified or incentive stock options which vested prior to December 31, 2004, were deferrable during the annual enrollment period for the following calendar year. Participants deferred receipt of UPS stock that would otherwise be taxable upon the exercise of the stock option. The shares received upon exercise of these options are deferred into a rabbi trust. The shares held in this trust are classified as treasury stock, and the liability to participating employees is classified as “deferred compensation obligations” in the shareowners’ equity section of the balance sheet. No deferrals of stock options were permitted after December 31, 2004. As a result of the requirements applicable to non-qualified deferred compensation arrangements under Section 409A of the Internal Revenue Code and related guidance, deferral of stock options is no longer offered under the UPS Deferred Compensation Plan for options that vested after December 31, 2004.

59

Withdrawals and Distributions under the UPS Deferred Compensation Plan
For the 2004 and Before Salary Deferral Feature, participants may elect to receive the funds in a lump sum or up to a ten-year installment (of 120 monthly payments), subject to restrictions if the balance is less than $20,000. For the 2005 and Beyond Salary Deferral Feature, participants may elect to receive funds in a lump sum or up to a ten-year installment (120 monthly payments), subject to restrictions if the balance, plus the total balance in any other account which must be aggregated with the 2005 and Beyond Salary Deferral Account under Section 409A of the Internal Revenue Code, is less than the Internal Revenue Code Section 402(g) annual limit in effect for qualified 401(k) plans on the date the participant becomes eligible for a distribution.
For the Stock Option Deferral Feature, participants may elect to receive shares in a lump sum or up to ten annual installments, subject to restrictions if the balance is less than $20,000. The distribution of shares will occur pro-rata based on the type of stock options (non-qualified or incentive) that were originally deferred.
The distribution election under the 2005 and Beyond Salary Deferral Feature may only be changed one time, but may be changed more frequently under the 2004 and Before Salary Deferral Feature and the Stock Option Deferral Feature. Hardship distributions are permitted under all three features of the UPS Deferred Compensation Plan. Withdrawals are not permitted under the 2005 and Beyond Salary Deferral Feature, but withdrawals are permitted for 100% of the account under the 2004 and Before Salary Deferral Feature and Stock Option Deferral Feature. However, withdrawals will result in a forfeiture of 10% of the participant’s total account balances.
No Company contributions are made to any of the three features of the UPS Deferred Compensation Plan. The aggregate balances shown in the table above represent amounts that the NEOs have earned but elected to defer, plus earnings (or less losses). There are no above-market or preferential earnings in the UPS Deferred Compensation Plan. The investment options mirror those in the UPS 401(k) Savings Plan. Dividends earned on shares of UPS stock in the UPS Deferred Compensation Plan are earned at the same rate as all other class A and class B shares of common stock. Dividends are added to the participant’s deferred compensation balance. Deferral elections made under the UPS Deferred Compensation Plan are irrevocable once made.

UPS Restoration Savings Plan
Benefits payable under the UPS 401(k) Savings Plan are subject to the maximum compensation limits and the annual benefit limits for a tax-qualified defined contribution plan as established by the Internal Revenue Service. Amounts exceeding these limits are paid pursuant to the UPS Restoration Savings Plan, which is a non-qualified restoration plan designed to replace the benefits limited under the tax-qualified plan. Without the UPS Restoration Savings Plan, executive officers would receive a lower benefit as a percent of eligible compensation than the benefit received by other participants in the UPS Savings Plan.
Potential Payments on Termination or Change in Control
Executive officers serve without employment contracts, as do most of our other U.S.-based non-union employees. In connection with each of Carol Tomé’s and Bala Subramanian’s hiring, we entered into protective covenant agreements with them which protect UPS’s confidential information and include non-competition and non-solicitation covenants in favor of UPS. The UPS Key Employee Severance Plan (the “Severance Plan”) provides for severance compensation and benefits upon certain terminations of employment of key employees, including the NEOs. The protections under the Severance Plan replace cash severance benefits (if any) to which a participating employee would have otherwise been entitled under their protective covenant agreement (as described above).

60	Notice of Annual Meeting of Shareowners and 2025 Proxy Statement

The Severance Plan in general provides that if the Company terminates the employment of a participant other than due to “Cause,” “Disability Termination” or death (a “Qualifying Termination”), the Company will pay: (i) an amount in cash equal to a pro-rata portion of the individual’s annual performance incentive award under the MIP that would have been earned for the year of termination, based on actual performance for the full performance period, with the pro-rata portion calculated based on the number of months during which the individual was employed by the Company during the applicable year; (ii) an amount in cash equal to one times (or, for the CEO, two times) the sum of the participant’s annual base salary plus the participant’s target MIP performance award in effect as of the termination date; (iii) an amount in cash equal to the portion of the participant’s monthly Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) premium for the participant and the participant’s dependents to the extent it exceeds the premiums paid by the participant for such coverage immediately prior to termination times the number of months in the participant’s applicable COBRA period; and (iv) career counseling services up to $20,000 (or, for the CEO, up to $30,000).
In addition, with respect to options held by retirement-eligible employees, and RPUs granted under the LTIP, in each case granted on or after the effective date of the Severance Plan, a participant who experiences a Qualifying Termination will generally be entitled to the same treatment that would apply in the event of “retirement” under the terms of such awards. With respect to stock options granted to a participant on or after the effective date of the Severance Plan, such stock options (to the extent the participant is not retirement eligible and that are vested as of the date of the Qualifying Termination) will remain exercisable until the earlier of the first anniversary of the termination date or the original expiration date of the stock options.
For terminations of employment not governed by retention arrangements or awards made prior to the effective date of the Severance Plan, our equity incentive plans and related documents contain provisions that affect outstanding awards to all plan participants, including the NEOs, in the event of a participant’s death, disability, retirement or a change in control (as defined below) of the Company.
Upon a participant’s death, disability or retirement, options will immediately vest and remain exercisable until the tenth anniversary of the date of grant, and shares of restricted stock, RSUs or RPUs that are no longer subject to performance conditions will immediately vest. In the case of a participant’s death, shares (or cash, as applicable) attributable to the number of restricted shares, RSUs or RPUs will be transferred to the participant’s estate within 90 days. In the case of a participant’s disability or retirement, shares (or cash, as applicable) attributable to the number of restricted shares, RSUs or RPUs will be transferred to the participant on the same schedule as if they had remained employed. Shares of restricted stock, RSUs and RPUs that are still subject to performance conditions shall be deemed earned on a prorated basis for the number of months worked during the performance period. In the case of a participant’s death, shares (or cash, as applicable) attributable to the prorated number of restricted shares, RSUs or RPUs calculated at target performance level will be transferred to the participant’s estate within 90 days. In the case of a participant’s disability or retirement, shares (or cash, as applicable) attributable to the prorated number of restricted shares, RSUs or RPUs calculated based on actual performance results for the full performance period will be transferred to the participant following the end of the performance period.
Upon a change in control, if the successor company does not continue, assume or substitute other grants for outstanding awards, or upon a change in control followed by a termination of the grantee’s employment by UPS without cause or by the grantee for good reason, options will immediately vest and become exercisable. Shares of restricted stock, RSUs or RPUs that are no longer subject to performance conditions will immediately vest. Shares of restricted stock, RSUs and RPUs that are still subject to performance conditions will be deemed earned to the extent that actual achievement of the applicable performance conditions can be determined, or on a prorated basis for the portion of the performance period completed prior to the change in control or qualifying termination, based on target or actual performance.

61

Other Outstanding Awards; No Tax Gross-Ups
Any other awards which may be outstanding would vest and be paid generally as described above (except, where applicable, timing of payment generally will be tied to such change in control, rather than termination or resignation). We do not provide for the payment of tax gross-ups on outstanding awards.
The following table shows the potential payments upon a termination of employment under various circumstances, assuming the event occurred on December 31, 2024. The closing price per share of our class B common stock on the NYSE on the last trading day of 2024 was $126.10. The actual amounts to be paid under any of the scenarios can only be determined at the time of such NEO’s separation from the Company. Brian Newman is not included in the table because he was not employed by the Company on this date. His actual separation package is described below.

Name	Separation Pay(1) ($)	Accelerated/ Continued Vesting of Equity Awards(2) ($)	Benefits(3)	Total ($)
Carol Tomé
Termination (voluntary or involuntary for cause)	—	—	—	—
Termination (involuntary without cause)	9,079,636	12,686,122	—	21,765,758
Change in Control (with qualifying termination)	9,079,636	13,229,308	—	22,308,944
Retirement	—	13,229,308	—	13,229,308
Death	—	13,229,308	—	13,229,308
Disability	—	13,229,308	—	13,229,308
Brian Dykes
Termination (voluntary or involuntary for cause)	—	—	—	—
Termination (involuntary without cause)	1,590,365	1,580,543	—	3,170,908
Change in Control (with qualifying termination)	1,590,365	1,580,543	—	3,170,908
Retirement	—	—	—	—
Death	—	1,580,543	—	1,580,543
Disability	—	1,580,543	—	1,580,543
Nando Cesarone
Termination (voluntary or involuntary for cause)	—	—	—	—
Termination (involuntary without cause)	1,909,454	2,872,012	—	4,781,466
Change in Control (with qualifying termination)	1,909,454	2,928,387	—	4,837,841
Retirement	—	—	—	—
Death	—	2,928,387	—	2,928,387
Disability	—	2,928,387	—	2,928,387
Kate Gutmann
Termination (voluntary or involuntary for cause)	—	—	—	—
Termination (involuntary without cause)	1,910,330	2,872,012	—	4,782,342
Change in Control (with qualifying termination)	1,910,330	2,933,959	—	4,844,289
Retirement	—	2,933,959	748,094	3,682,053
Death	—	2,933,959	—	2,933,959
Disability	—	2,933,959	—	2,933,959
Bala Subramanian
Termination (voluntary or involuntary for cause)	—	—	—	—
Termination (involuntary without cause)	1,742,876	2,625,150	—	4,368,026
Change in Control (with qualifying termination)	1,742,876	2,625,150	—	4,368,026
Retirement	—	—	—	—
Death	—	2,625,150	—	2,625,150
Disability	—	2,625,150	—	2,625,150
(1)Represents the benefits under the UPS Key Employee Severance Plan. For Carol Tomé, represents two times her annual base salary and two times her target MIP award (200% of base salary). For the other NEOs, represents one times their annual base salary and a sum equaling their target MIP awards (115% of base salary).

62	Notice of Annual Meeting of Shareowners and 2025 Proxy Statement

(2)Represents the value of accelerated or continued vesting of stock options and RPUs in accordance with the terms of our equity incentive plans and the applicable award certificates. Also includes the 2023 and 2024 LTIP awards calculated at target. The performance measurement period for the 2023 LTIP award ends December 31, 2025, and the performance measurement period for the 2024 LTIP award ends December 31, 2026. With respect to Kate Gutmann, includes the continued vesting of the one-time RSU award as described in “Employment Transition Awards, Retention Arrangements and Recognition Awards” above.
(3)Represents the actuarial present value of the incremental non-qualified amounts payable upon change in control, early retirement, death and disability from the UPS Excess Coordinating Benefit Plan. For information about the UPS Excess Coordinating Benefit Plan, see the Pension Benefits table and related narrative. The same assumptions were used to calculate the present value of the amounts in the table that were used for the Pension Benefits table except that benefits are assumed to be payable immediately as of December 31, 2024 (or age 55 if later), instead of age 60. Only individuals eligible for early retirement (age 55 with ten years of service) who are not yet age 60 will have an early retirement value in the table.

Other Amounts
The previous table does not include payments and benefits to the extent they are generally provided on a non-discriminatory basis to salaried employees not subject to a collective bargaining agreement upon termination of employment. These include: life insurance upon death in the amount of 12 times the employee’s monthly base salary, with a December 31, 2024 maximum benefit payable of $1 million; a death benefit in the amount of three times the employee’s monthly salary; disability benefits; and accrued vacation amounts.
The tables also do not include amounts to which the executives would be entitled to receive that are already described in the compensation tables that appear earlier in this Proxy Statement, including: the value of equity awards that are already vested; amounts payable under defined benefit pension plans (except as described above with respect to Kate Gutmann); and amounts previously deferred into the deferred compensation plan.

Definition of a Change in Control
A change in control as defined in our equity incentive compensation plans is generally deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:
•The consummation of a reorganization, merger, share exchange or consolidation, in each case, where persons who were shareowners of UPS immediately prior to such reorganization, merger, share exchange or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power of the reorganized, merged, surviving or consolidated company’s then-outstanding securities entitled to vote generally in the election of directors in substantially the same proportions as immediately prior to the transaction; or a liquidation or dissolution of UPS or the sale of substantially all of UPS’s assets; or
•Individuals who, as of any date (the “Beginning Date”), constitute the Board of Directors (the “Incumbent Board”) and who, as of the end of the two-year period beginning on such Beginning Date, cease for any reason to constitute at least a majority of the Board of Directors, provided that any person becoming a director subsequent to the Beginning Date whose election, or nomination for election by UPS’s shareowners, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of UPS, as such terms are used under applicable SEC rules and requirements) shall be considered as though such person were a member of the Incumbent Board.

Separation of Former Chief Financial Officer
In connection with Brian Newman’s departure from the Company, which qualified as a termination without “Cause” under the Severance Plan, the Company and Brian entered into a separation agreement memorializing the terms of his departure (the “Separation Agreement”). The Separation Agreement required a general release of claims in favor of the Company and contained certain customary protective covenants in favor of the Company, including certain confidentiality, employee and customer non-solicitation, non-competition and non-disparagement provisions. The Separation Agreement also provided, subject to his timely execution and non-revocation of a supplemental release of claims in favor of the Company, for compensation to be paid consistent with the terms and conditions of the Severance Plan as follows: (1) a cash payment of $1,830,471 representing one times his annual base salary, one times his target MIP award for 2024, and the cost difference between his then-current medical coverage and COBRA coverage for 18 months; (2) a cash payment of the MIP award he would have earned based on actual performance during the year ending December 31, 2024, prorated for the portion of the year he was employed by the Company ($438,340); (3) vesting of a pro-rata portion of his outstanding and unvested LTIP RPUs (with target awards valued at approximately $540,086 as of December 31, 2024), which awards will be paid following the completion of each applicable performance period, and with payments based on actual performance achievement, which awards have been prorated based on the number of months he was employed by the Company during each performance period; and (4) career counseling services valued at up to $20,000. In addition, Brian has until June 1, 2025, to exercise his vested stock option awards.

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Equity Compensation Plans
The following table sets forth information as of December 31, 2024, concerning shares of our common stock authorized for issuance under our equity compensation plans.

Plan category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)(b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders(1)	3,761,906	130.69	17,880,340(2)
Equity compensation plans not approved by security holders	—	N/A	—
Total	3,761,906	130.69	17,880,340
(1)Includes all equity incentive compensation plans and the Discounted Employee Stock Purchase Plan, each of which has been approved by our shareowners. Effective with the approval of the 2021 Omnibus Incentive Compensation Plan (the “2021 Plan”) in May 2021, no additional securities may be issued under prior equity incentive compensation plans. Awards that do not entitle the holder to receive or purchase shares and awards that are settled in cash are not counted against the aggregate number of shares available for awards under the 2021 Plan. Awards that are subject to performance conditions are reported at the maximum performance level, which may overstate the dilution associated with such awards.
(2)In addition to grants of options, warrants or rights, this number includes up to 8,912,817 shares of common stock or other stock-based awards that may be issued under the 2021 Plan, and up to 8,967,523 shares of common stock that may be issued under the Discounted Employee Stock Purchase Plan. This number does not include shares under prior equity incentive compensation plans because no new awards may be made under those plans.

64	Notice of Annual Meeting of Shareowners and 2025 Proxy Statement

Median Employee to CEO Pay Ratio
As required by Item 402(u) of Regulation S-K, pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing the following ratio of the annual total compensation of our CEO to the annual total compensation of our median employee. For purposes of this disclosure, the 2024 annual total compensation of the median compensated employee was $55,200; our CEO’s 2024 annual total compensation was $24,076,385, and the ratio of these amounts was 436-to-one.
Our CEO’s 2024 annual total compensation was different from the amount included in the 2024 Summary Compensation Table “Total” column. Amounts related to healthcare benefits, which are available generally to all salaried employees of the Company, are included in the annual total compensation amounts above. The CEO’s and median employee’s Company-paid healthcare benefit amounts were $12,408 and $6,277, respectively. For the CEO, this amount is not included in the 2024 Summary Compensation Table, as permitted by SEC regulations.
The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described below. As permitted by SEC rules, for our 2024 pay ratio reported above, we used a median employee whose compensation most closely aligned with the prior year median compensated employee, who is no longer employed by the company. We believe there has been no change in our employee population or employee compensation arrangements that would significantly impact our pay ratio disclosure. For these purposes, we identified the median compensated employee from our employee population as of October 1, 2023, using total taxable wages (Form W-2 Box 1 or equivalent) paid to our employees in fiscal year 2023. We determined our total workforce as of October 1, 2023, to consist of 485,504 employees. During the fiscal year 2023, UPS acquired Happy Returns and MNX Global Logistics. These entities employed 326 and 791 employees, respectively. As permitted by SEC rules, under the 5% “De Minimis Exemption,” we excluded 22,994 non-U.S. employees, or 4.7% of our total workforce. As a result of these exclusions, our median compensated employee was identified from an employee population of 462,510 employees.
The excluded countries and their employee populations were as follows: Argentina (202 employees), Australia (500 employees), Austria (214 employees), Bahrain (30 employees), Belgium (1,157 employees), Brazil (1,502 employees), Chile (357 employees), Costa Rica (379 employees), Czechia (566 employees), Denmark (565 employees), Dominican Republic (87 employees), Ecuador (269 employees), Egypt (20 employees), El Salvador (4 employees), Finland (184 employees), Greece (160 employees), Guam (1 employee), Guatemala (54 employees), Honduras (6 employees), Hong Kong (803 employees), Hungary (498 employees), Indonesia (114 employees), Ireland (883 employees), Italy (1,748 employees), Jamaica (3 employees), Japan (622 employees), Jersey (1 employee), Kazakhstan (38 employees), Luxembourg (13 employees), Macau (2 employees), Malaysia (251 employees), Morocco (65 employees), New Zealand (43 employees), Nicaragua (18 employees), Nigeria (222 employees), Norway (100 employees), Pakistan (50 employees), Panama (32 employees), Peru (167 employees), Philippines (1,305 employees), Portugal (280 employees), Puerto Rico (442 employees), Romania (122 employees), Russia (5 employees), South Korea (522 employees), Singapore (1,055 employees), Slovakia (29 employees), Slovenia (58 employees), South Africa (260 employees), Spain (1,548 employees), Sweden (935 employees), Switzerland (759 employees), Taiwan (872 employees), Thailand (436 employees), Turkey (1,548 employees), U.S. Virgin Islands (10 employees), Ukraine (106 employees), United Arab Emirates (442 employees) and Vietnam (330 employees).

65

Pay Versus Performance
As required by Item 402(v) of Regulation S-K, we are providing the following table and related disclosures.

Year(1)	Summary Comp Table Total for First PEO ($)	Summary Comp Table Total for Second PEO ($)	Comp Actually Paid to First PEO ($)	Comp Actually Paid to Second PEO ($)	Average Summary Comp Table Total for Non-PEO Named Executive Officers ($)	Average Comp Actually Paid to Non-PEO Named Executive Officers ($)	Value of Initial Fixed $100 Investment Based on:		Net Income (GAAP) (millions) ($)	Non-GAAP Adjusted Operating Profit(3) (millions) ($)
							Total Shareholder Return ($)	Peer Group(2) Total Shareholder Return ($)
2024	N/A	24,063,977	N/A	9,185,261	6,059,067	1,713,257	127.43	152.33	5,782	8,894
2023	N/A	23,390,051	N/A	15,171,604	7,631,274	4,457,788	152.66	146.74	6,708	9,873
2022	N/A	18,965,201	N/A	13,072,062	6,714,395	5,141,166	162.33	131.11	11,548	13,853
2021	N/A	27,620,893	N/A	43,250,361	10,489,120	19,573,719	193.56	152.83	12,890	13,144
2020	5,842,130	3,772,910	28,958,013	13,337,679	5,454,192	11,181,872	147.28	118.18	1,343	8,718
(1)In 2024, Carol Tomé was the principal executive officer (“PEO”) and the Non-PEO NEOs were Brian Dykes, Brian Newman, Nando Cesarone, Kate Gutmann and Bala Subramanian. In both 2023 and 2022, Carol Tomé was the PEO and the Non-PEO NEOs were Brian Newman, Nando Cesarone, Kate Gutmann and Bala Subramanian; in 2021, Carol Tomé was the PEO and the Non-PEO NEOs were Brian Newman, Scott Price, Nando Cesarone and Kate Gutmann; and in 2020 the PEOs were David Abney (First PEO) and Carol Tomé (Second PEO), and the Non-PEO NEOs were Brian Newman, Nando Cesarone, Kate Gutmann, Juan Perez and George Willis.
(2)Our peer group is represented by the Dow Jones Transportation Average.
(3)In accordance with SEC rules, we are required to include in the above table the most important financial performance measure (not otherwise required to be disclosed in the table) used to link compensation actually paid to our named executive officers for 2024 to Company performance. We consider this measure to be non-GAAP Adjusted Operating Profit, which is calculated by excluding the following items from Operating Profit determined in accordance with GAAP: for 2024, transformation strategy costs, gain on divestiture, a one-time payment for an international regulatory matter, goodwill and asset impairment charges, expense for a separate regulatory matter, and a charge related to a multiemployer pension plan withdrawal; for 2023, a one-time compensation representing a payment to certain U.S.-based non-union part-time supervisors, goodwill and asset impairment charges, and transformation strategy costs; for 2022, a one-time non-cash expense related to stock-based awards that were accelerated to fully vest in 2022 in connection with a change in incentive compensation program design, a one-time non-cash charge reflecting a reduction in the estimated residual value of fully-depreciated MD-11 aircraft, and transformation strategy costs; and for each of 2021 and 2020, transformation strategy costs, goodwill and asset impairment charges, and divestitures.

PEO SCT Total to CAP Reconciliation
Year	Summary Compensation Table Total for PEO ($)	Deductions from SCT Total(1) ($)	Additions and other adjustments to SCT Total(2) ($)	Compensation Actually Paid ($)
2024	24,063,977	19,641,906	4,763,190	9,185,261
2023	23,390,051	20,274,954	12,056,507	15,171,604
2022	18,965,201	16,275,515	10,382,376	13,072,062
2021	27,620,893	24,795,449	40,424,917	43,250,361
2020(3)	3,772,910	2,958,822	12,523,591	13,337,679
	5,842,130	3,192,625	26,308,508	28,958,013
(1)Represents the grant-date fair value of stock awards granted during the year (2024: $18,283,138, 2023: $18,916,192, 2022: $15,046,968, 2021: $23,670,426, 2020: Carol Tomé $1,833,812 and David Abney $1,411,585), the grant-date fair value of option awards granted during the year (2024: $1,358,768, 2023: $1,358,762, 2022: $1,228,547, 2021: $1,125,023, 2020: Carol Tomé $1,125,010 and David Abney $1,153,237) and the aggregate change in the actuarial present value of accumulated benefits under pension plans (2024: $—, 2023: $—, 2022: $—, 2021: $—, 2020: Carol Tomé $— and David Abney $627,803).
(2)Represents the service cost for defined benefit pension plans (2024: $—, 2023: $—, 2022: $—, 2021: $—, 2020: Carol Tomé $— and David Abney $234,743) and the value of equity awards calculated using the required methodology for determining CAP, as further detailed in the table below.
(3)In 2020, the PEOs were Carol Tomé (first row) and David Abney (second row).

66	Notice of Annual Meeting of Shareowners and 2025 Proxy Statement

PEO Equity Component of CAP
Year	Year End Fair Value of Equity Awards Granted in the Year ($)	Change in Fair Value from Prior Year End to Year End of Outstanding Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Change in Fair Value from Prior Year End to Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value as of Prior Year End of Equity Awards Forfeited in the Year ($)	Total Equity Award Adjustments ($)
2024	14,961,235	(4,644,851)	—	(5,553,194)	—	4,763,190
2023	14,112,488	(3,170,240)	2,071,950	(957,691)	—	12,056,507
2022	12,805,107	(5,289,424)	—	2,866,693	—	10,382,376
2021	33,072,440	6,256,043	—	1,096,434	—	40,424,917
2020(1)	12,523,591	—	—	—	—	12,523,591
	7,025,550	11,310,689	—	11,316,631	(3,579,105)	26,073,765
(1)In 2020, the PEOs were Carol Tomé (first row) and David Abney (second row).
•Stock awards issued under the MIP are valued at the NYSE closing price of UPS Class B stock at each applicable date.
•Outstanding stock awards issued under the LTIP are valued using a Monte Carlo model at each reporting date with performance outcomes assumed to be at target. LTIP awards that vest during the period are valued using actual performance outcomes and the NYSE closing price of UPS Class B stock on the vesting date.
•Option awards are valued using a Black-Scholes option pricing model that reflects the award’s exercise price relative to the NYSE closing price of UPS Class B common stock at each valuation date.
•Stock award valuations include reinvested dividends where applicable.

Average Non-PEO NEOs SCT Total to CAP Reconciliation
Year	Summary Compensation Table Total for Other NEOs ($)	Deductions from SCT Total(1) ($)	Additions and other adjustments to SCT Total(2) ($)	Compensation Actually Paid ($)
2024	6,059,067	4,065,134	(280,676)	1,713,257
2023	7,631,274	6,111,238	2,937,752	4,457,788
2022	6,714,395	5,656,642	4,083,413	5,141,166
2021	10,489,120	8,564,070	17,648,669	19,573,719
2020	5,454,192	3,897,928	9,625,608	11,181,872
(1)Represents the average grant date fair value of stock awards granted during the year (2024: $3,713,647, 2023: $4,765,597, 2022: $5,378,818, 2021: $8,200,584, 2020: $3,369,684), the average grant date fair value of option awards granted during the year (2024: $351,486, 2023: $399,020, 2022: $277,825, 2021: $351,349, 2020: $210,297) and the average aggregate change in the actuarial present value of accumulated benefits under pension plans (2024: $—, 2023: $946,621, 2022: $—, 2021: $12,137, 2020: $317,948).
(2)Represents the average service cost for defined benefit pension plans (2024: $—, 2023: $—, 2022: $44,219, 2021: $40,127, 2020: $65,084) and the value of equity awards calculated using the required methodology for determining CAP, as further detailed in the table below.

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Average Non-PEO NEOs Equity Component of CAP
Year	Year End Fair Value of Equity Awards Granted in the Year ($)	Change in Fair Value from Prior Year End to Year End of Outstanding Unvested Equity Awards Granted in Prior Years ($)	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Change in Fair Value from Prior Year End to Vesting Date of Equity Awards Granted in Prior Years that Vested in the Year ($)	Fair Value as of Prior Year End of Equity Awards Forfeited in the Year ($)	Total Equity Award Adjustments ($)
2024	2,466,569	(771,043)	—	(1,361,426)	(614,776)	(280,676)
2023	3,467,543	(884,732)	546,548	(191,607)	—	2,937,752
2022	4,841,330	(1,551,105)	—	748,969	—	4,039,194
2021	12,120,687	2,762,650	—	2,725,205	—	17,608,542
2020	6,340,481	1,656,898	120,414	1,653,473	(210,742)	9,560,524
•Stock awards issued under the MIP are valued at the NYSE closing price of UPS Class B stock at each applicable date.
•Outstanding stock awards issued under the LTIP are valued using a Monte Carlo model at each reporting date with performance outcomes assumed to be at target. LTIP awards that vest during the period are valued using actual performance outcomes and the NYSE closing price of UPS Class B stock on the vesting date.
•Option awards are valued using a Black-Scholes option pricing model that reflects the award’s exercise price relative to the NYSE closing price of UPS Class B common stock at each valuation date.
•Stock award valuations include reinvested dividends where applicable.
The following table lists what we believe represents the most important financial performance measures we used to link compensation actually paid to our NEOs for fiscal 2024 to our performance.

Tabular List
Non-GAAP adjusted operating profit
Revenue
Non-GAAP adjusted earnings per share
Non-GAAP adjusted free cash flow

68	Notice of Annual Meeting of Shareowners and 2025 Proxy Statement

69

Proposal 2 — Advisory Vote to Approve Named Executive Officer Compensation

What am I voting on? Whether you approve, on an advisory basis, the compensation of the NEOs as disclosed in this Proxy Statement.
Board’s Recommendation: Vote FOR this proposal.
Vote Required: Approval by a majority of the voting power of the shares present in person or by proxy.

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, shareowners may vote, on an advisory basis, to approve the 2024 compensation paid to our NEOs as disclosed in this Proxy Statement (“say on pay”). We conduct say on pay votes annually. We expect that the next say on pay vote will occur at our 2026 Annual Meeting of Shareowners.
Pay for performance and alignment with the long-term interests of our shareowners are key principles of our compensation programs. NEO compensation reflects the following:
•encouraging executive decision-making that is aligned with the long-term interests of our shareowners;
•tying a significant portion of executive pay to Company performance over a multi-year period; and
•balancing shorter and longer-term performance metrics to encourage the efficient management of our business and minimizing excessive risk-taking.
Although this vote is non-binding, the Compensation and Human Capital Committee and the board value shareowner views and will consider the voting results. If there is a significant negative vote, we expect that we will consult directly with significant shareowners to better understand their concerns. The Compensation and Human Capital Committee and the board would consider feedback obtained through this process in making future compensation decisions.
In accordance with the Dodd-Frank Act, this vote does not overrule any decisions by the board, will not create or imply any change to or any additional fiduciary duties of the board and will not restrict or limit the ability of shareowners generally to make proposals for inclusion in proxy materials related to executive compensation.
Shareowners are being asked to approve the following resolution:
“RESOLVED, that the shareowners approve, on an advisory basis, the compensation of the NEOs, as described in the Compensation Discussion and Analysis section and in the compensation tables and accompanying narrative disclosures in the Company’s Proxy Statement for the 2025 Annual Meeting of Shareowners.”

70	Notice of Annual Meeting of Shareowners and 2025 Proxy Statement

Ownership of Our Securities
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information as to each person known to us to be the beneficial owner of more than 5% of either our class A or class B common stock, based on SEC filings by such persons. Class A shares are entitled to ten votes per share and class B shares are entitled to one vote per share on each matter acted upon at the Annual Meeting. Class A shares are held by current and former employees and are not publicly traded. As of March 3, 2025, there were 113,582,393 outstanding shares of class A common stock and 733,481,882 outstanding shares of class B common stock.

Name and Address	Number of Shares of Class B Stock Beneficially Owned	Percent of Class B Stock
BlackRock, Inc.(1), 55 East 52nd Street, New York, NY 10055	54,283,579	7.4%
The Vanguard Group(2), 100 Vanguard Blvd., Malvern, PA 19355	67,218,177	9.2%
(1)According to a Schedule 13G/A filed with the SEC on January 26, 2024, BlackRock, Inc. has sole voting power with respect to 49,199,159 shares and sole dispositive power with respect to all 54,283,579 shares.
(2)According to a Schedule 13G/A filed with the SEC on February 13, 2024, The Vanguard Group has shared voting power with respect to 918,229 shares, sole dispositive power with respect to 64,027,901 shares and shared dispositive power with respect to 3,190,276 shares.

71

The following table sets forth the beneficial ownership of our class A and class B common stock as of March 3, 2025, by each of our NEOs, each of our directors and all of our executive officers and directors as a group. Ownership is calculated in accordance with SEC rules and regulations.

	Number of Shares Beneficially Owned(1)		Total Shares Beneficially Owned(4)
	Class A Shares(2)(3)	Class B Shares
Named Executive Officers
Carol Tomé	442,022	13,036	455,058
Brian Dykes	19,529	—	19,529
Brian Newman(5)	38,931	65,751	104,682
Nando Cesarone	72,271	1	72,272
Kate Gutmann	176,861	—	176,861
Bala Subramanian	26,947	—	26,947
Non-Employee Directors
Rodney Adkins	22,119	—	22,119
Eva Boratto	5,398	1,400	6,798
Michael Burns	39,921	—	39,921
Kevin Clark	408	228	636
Wayne Hewett	5,398	868	6,266
Angela Hwang	5,780	—	5,780
Kate Johnson	5,056	—	5,056
William Johnson	38,347	5,160	43,507
Franck Moison	13,257	—	13,257
Christiana Smith Shi	11,165	—	11,165
Russell Stokes	5,056	400	5,456
Kevin Warsh	24,406	—	24,406
Current Executive Officers and Directors as a Group (20 persons)	1,082,716	21,093	1,103,809	(6)
(1)Includes shares for which the named person or group has sole voting or investment power or has shared voting or investment power with his or her spouse.
(2)Includes class A shares that may be acquired through May 2, 2025, upon the conversion of RSUs following a separation from the Board of Directors, including 28,395 RSUs held by Carol Tomé in connection with her prior service as a non-employee director.
(3)Includes class A shares that may be acquired through stock options exercisable through May 2, 2025, as follows: Tomé — 246,403; Dykes — 4,446; Newman — 38,931; Cesarone — 31,721; Gutmann — 80,561; Subramanian — 5,861; and directors and executive officers as a group — 478,515.
(4)All directors and executive officers individually and as a group held less than 1% of outstanding shares of each of class A and class B common stock outstanding as of March 3, 2025. Assumes that all options exercisable through May 2, 2025 and owned by the named individual are exercised, and that shares acquirable under RSUs through May 2, 2025 are so acquired. The total number of shares outstanding used in calculating this percentage for each individual person also assumes that none of the options owned by other named individuals are exercised and that none of the shares acquirable under the RSUs held by other named individual are so acquired.
(5)Brian Newman departed the Company in June 2024.
(6)Includes 2,603 RSUs and RPUs for executive officers and directors as a group that vest and convert to class A common stock prior to May 2, 2025. Directors hold vested equity interests that, in accordance with SEC reporting rules, are not reported in the table above because the individual does not have the right to acquire beneficial ownership of the underlying shares within 60 days of March 3, 2025. These equity interests represent additional financial interests in UPS that are subject to the same market risks as ownership of our common stock. For Carol Tomé, represents 1,457 phantom stock units; and for Michael Burns, Wayne Hewett, Franck Moison and Kevin Warsh, represents deferred non-employee director retainer fees allocated to 5,964, 1,311, 1,400 and 11,929 shares of UPS common stock, respectively, within the UPS Deferred Compensation Plan. Phantom stock units were granted to non-employee directors pursuant to a deferred compensation program previously provided to non-employee directors. Carol’s phantom stock units were awarded during her prior service as a non-employee director. Dividends paid on UPS common stock are credited to the director’s phantom stock unit balance. Upon termination of the individual’s service as a director, amounts represented by phantom stock units will be distributed in cash over a time period elected by the recipient.

72	Notice of Annual Meeting of Shareowners and 2025 Proxy Statement

Audit Committee Matters
Proposal 3 — Ratification of Auditors

What am I voting on? Ratify the Audit Committee’s (as used in this Audit Committee Matters section, the “Committee”) appointment of Deloitte & Touche LLP (“Deloitte”) to serve as our independent registered public accounting firm for 2025.
Board’s Recommendation: Vote FOR the ratification of the appointment of Deloitte as our independent registered public accounting firm for 2025.
Vote Required: Approval by a majority of the voting power of the shares present in person or by proxy and entitled to vote on the proposal.

Deloitte has been our independent auditor since we became a publicly traded company in 1999. Prior to 1999, Deloitte served as the independent auditor of our privately held parent company since 1969. Deloitte audited our 2024 consolidated financial statements and our internal control over financial reporting.
The Committee appointed Deloitte as our independent registered public accounting firm for the year ending December 31, 2025. The board recommends that shareowners ratify Deloitte’s appointment. Although shareowner ratification is not required, the board believes that seeking ratification is a good corporate governance practice. If not ratified, the Committee will reconsider Deloitte’s appointment. Even if ratified, the Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of UPS and its shareowners.
A Deloitte representative is expected to attend the Annual Meeting, will have the opportunity to make a statement if desired, and be available to respond to appropriate shareowner questions. Additional information about the Committee, Deloitte’s appointment and fees and other related matters follows.
Audit Committee Report
Roles and Responsibilities. The Committee’s key responsibilities are described in its charter. The charter is reviewed annually and is available in the Corporate Governance section of the UPS Investor Relations website at www.investors.ups.com. Pursuant to its charter, the Committee’s purposes, duties and responsibilities include:
•assisting the board in discharging its responsibilities relating to the Company’s accounting, reporting and financial practices;
•overseeing the Company’s accounting and financial reporting processes, including reviewing earnings or annual report press releases, overseeing the integrity of financial statements and evaluating major financial risks;
•having sole authority to appoint, oversee, determine the compensation of and terminate the Company’s independent registered public accounting firm; and
•overseeing the Company’s disclosure controls and internal controls, compliance with legal and regulatory requirements, and Code of Business Conduct.
Management has primary responsibility for preparing the Company’s financial statements and establishing effective internal control over financial reporting. Deloitte is responsible for auditing those financial statements and the Company’s internal control over financial reporting and expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles and on the effectiveness of internal control over financial reporting based on criteria established by the Committee of Sponsoring Organizations of the Treadway Commission.
The Committee appoints the independent registered public accounting firm, approves the terms of the audit engagement, and reviews and approves Deloitte’s fees. In this context, the Committee discussed the terms of Deloitte’s 2025 audit engagement, the audit’s overall scope and plan, and the other matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Committee asked Deloitte questions relating to such matters.

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Financial Statement Oversight. The Committee met with management and Deloitte to review and discuss the Company’s audited financial statements and internal control over financial reporting. The Committee discussed with management and Deloitte the critical accounting policies applied by the Company in the preparation of its financial statements, the quality, and not just the acceptability, of the accounting principles utilized, the reasonableness of significant accounting judgments, and the clarity of disclosures in the financial statements.
The Committee regularly met with Deloitte and UPS’s internal auditors, in each case with and without other members of management present, to discuss the results of their respective examinations, the evaluations of the Company’s internal control and the overall quality and integrity of the Company’s financial reporting.
Internal Audit Oversight. The Committee reviewed UPS’s internal audit plan and the performance, responsibilities, charter, budget and staffing of UPS’s internal audit function.
Compliance and Ethics Oversight. The Committee met with members of management to discuss the Company’s legal and ethical compliance programs. The Committee also oversaw compliance with procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, auditing and federal securities law matters, including confidential and anonymous submissions of these complaints.
Auditor Independence. Deloitte provided the Committee with the written disclosures and the letter required by the PCAOB regarding Deloitte’s communications with the Committee concerning independence. The Committee discussed Deloitte’s independence with the firm and considered whether Deloitte’s provision of non-audit services was compatible with their independence.
Pre-approvals. The Committee requires the pre-approval of all audit and non-audit services provided by Deloitte. The Committee reviewed and pre-approved all fees paid to Deloitte.
Committee Assessment of Deloitte. The Committee, along with management and the Company’s internal auditors, reviewed Deloitte’s 2024 performance. The Committee considered the continued independence, objectivity and professional skepticism of Deloitte, the length of time that Deloitte has served as the Company’s independent auditors, the breadth and complexity of the business and its global footprint. The Committee also considered external data and management’s perception of Deloitte’s auditing qualification and experience, the quantity and quality of Deloitte’s staff, Deloitte’s fees, the communication and interaction with the Deloitte team over the course of the prior year, PCAOB reports on Deloitte, and the potential impact of changing independent registered public accounting firms.
The Committee determined that Deloitte can provide both the necessary expertise and has a similar global footprint to effectively audit UPS worldwide. The Committee also considered the efficiencies resulting from Deloitte’s deep understanding of our business, Deloitte’s focus on independence, their quality control policies, the quality and efficiency of the work performed, and the quality of discussions and feedback sessions. Additionally, the Committee is involved in the selection of the new partner-in-charge of the audit engagement when there is a rotation required under applicable rules.
Based on the results of its review, the Committee concluded that Deloitte is independent and that it is in the best interests of UPS and its shareowners to appoint Deloitte to serve as the Company’s independent registered accounting firm for 2025. The board recommends that shareowners ratify this appointment.
Furthermore, the Committee recommended to the Board of Directors that the audited financial statements be included in UPS’s Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the SEC.
The Audit Committee
Eva Boratto, Chair
Michael Burns
Wayne Hewett
Angela Hwang

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Principal Accounting Firm Fees
The Committee, with the ratification of the shareowners, engaged Deloitte to perform the annual audits of the Company’s financial statements for each of the fiscal years ended December 31, 2024 and 2023. The aggregate fees billed to us for the fiscal years ended December 31, 2024 and 2023 by Deloitte, the member firms of Deloitte Touche Tohmatsu Limited and their respective affiliates are listed in the table:

	2024	2023
Audit Fees(1)	$21,881,000	$20,228,000
Audit-Related Fees(2)	$2,610,000	$1,615,000
Total Audit and Audit-Related Fees	$24,491,000	$21,843,000
Tax Fees(3)	$139,000	$98,000
All Other Fees(4)	$203,000	$6,000
Total Fees	$24,833,000	$21,947,000
(1)Fees for professional services performed by Deloitte for the audit of our annual financial statements and review of financial statements included in our Form 10-Q filings, internal control attestation procedures, statutory audits of foreign subsidiary financial statements and other services that are normally provided in connection with statutory and regulatory filings or engagements.
(2)Fees for assurance and related services performed by Deloitte that are reasonably related to the performance of the audit or review of our financial statements. This includes employee benefit plan and compensation plan audits, independent service auditors’ reports, attestation procedures related to securities offerings, and other attestations.
(3)Fees for professional services performed by Deloitte with respect to tax compliance work and tax planning and advice services. This includes review of original and amended tax returns for the Company and its consolidated subsidiaries, refund claims and payment planning and tax audit assistance.
(4)Fees for professional services performed by Deloitte with respect to assessment of climate reporting readiness, financial statement compilation for certain subsidiaries and other fees, including subscription fees to the Deloitte online accounting research platform.

Services Provided by Deloitte
All services provided by Deloitte are permissible under applicable laws and regulations. The Committee has established a policy requiring the pre-approval of all audit and non-audit services performed by Deloitte in order to help assure that the provision of such services does not impair Deloitte’s independence.
Proposed services may be pre-approved through the application of detailed policies and procedures (“general pre-approval”) or by specific review of each service (“specific pre-approval”). Unless a type of service to be provided by Deloitte has received general pre-approval, it requires specific pre-approval by the Committee. Any proposed services exceeding pre-approved cost levels also require specific approval by the Committee.
The Audit, Audit-Related, Tax and All Other services that have received general pre-approval of the Committee, and those services that are prohibited, are described in the policy along with the corresponding cost levels. The term of any general pre-approval is 12 months from the date of pre-approval, unless otherwise stated. The Committee annually reviews and pre-approves the services that may be provided by Deloitte without obtaining specific pre-approval and may revise the list from time to time based on subsequent determinations.
The Committee has delegated to its Chair the authority to pre-approve certain permitted services between the Committee’s regularly scheduled meetings, and the Chair must report any pre-approval decisions to the Committee at its next scheduled meeting for review by the Committee. The policy prohibits the Committee from delegating its responsibilities to management for pre-approving Deloitte’s permitted services.

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Shareowner Proposals
In accordance with SEC rules, we have set forth below shareowner proposals and the shareowner proponents’ supporting statements. The board’s response to each proposal and voting recommendation are also set forth below. The board recommends a vote against each proposal because it does not believe the proposals will drive or create long-term shareowner value. Each shareowner proposal will be voted on at the Annual Meeting only if properly presented at the meeting. The Company is not responsible for any inaccuracies contained in the proposals.
Proposal 4 — Shareowner Proposal to Reduce the Voting Power of Class A Stock from 10 Votes Per Share to One Vote Per Share
What am I voting on? Whether you want the board to take steps to reduce the voting power of the Company’s class A stock from 10 votes per share to one vote per share.
Board’s Recommendation: Vote AGAINST this proposal because:
•UPS’s capital structure is unique and does not present risks inherent in typical dual-class structures.
•UPS’s capital structure does not concentrate voting power or provide any holder a level of control. Class A shares are held by more than 155,000 owners; and management, collectively, holds less than 1% of the voting power of our stock.
•UPS’s capital structure does not entrench management or the board. There is no controlling founder or family, and we regularly refresh management and the board.
•UPS’s governance documents provide additional safeguards against traditional dual-class concerns, including a de facto “sunset” provision on outstanding shares and voting restrictions applicable to a significant voting block.
•UPS’s capital structure has contributed to its long-term success.
•Taking steps to eliminate this structure will not further improve UPS’s corporate governance or financial performance.
Vote Required: Approval by a majority of the voting power of the shares present in person or by proxy and entitled to vote on the proposal.

Shareowner Proposal
John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, CA 90278, has advised us that he intends to present the proposal set forth below for consideration at the Annual Meeting. Share ownership will be promptly provided upon request to the UPS Corporate Secretary.
Proposal 4 - Support Equal Voting Rights for Each Shareholder
Shareholders request that our Board of Directors take steps to ensure that all of our company's outstanding stock has an equal one-vote per share in each shareholder voting situation. This would encompass all practicable steps including encouragement and negotiation with current and future shareholders, who have more than one-vote per share, to request that they relinquish, for the common good of all shareholders, any preexisting rights, if necessary.
This proposal is not intended to unnecessarily limit our Board's judgment in crafting the requested change in accordance with applicable laws and existing contracts. This proposal is important because certain shares have super-sized voting power with 10-votes per share compared to only one-vote per share for other shareholders. Corporate governance advocates have suggested a 7-year transition to equal voting rights for each share.

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In spite of lopsided shares having 10-times more voting power, support for this UPS proposal topic has steadily grown from 21% in 2013 to 36% in 2024.
With stock having 10-times more voting power UPS takes our shareholder money but does not give us in return an equal voice in our company's management. Without a voice, shareholders cannot hold management accountable. It is important to continue to vote for this proposal to block UPS management from finding creative ways to further reduce their money at risk at UPS while maintaining the same control.
Plus, with the UPS shareholder-unfriendly brand of corporate governance, we had no right to call a special meeting or act by written consent. And we were restricted by provisions mandating an undemocratic 80%-vote in order to make a certain improvements to our corporate governance.
This undemocratic 80% vote requirement translates into a well over a 100% vote requirement from the shares that typically vote at the annual meeting. The UPS governance score is 9 with 10 being the worse possible score. The shareholder rights score is 10 and the executive pay score is 8.
And in spite of insider UPS shares having super voting power 5 UPS directors each received more than 157 million against votes in 2024.
Please vote yes:
Support Equal Voting Rights for Each Shareholder — Proposal 4

Response of UPS’s Board
UPS has an employee ownership culture that has helped it grow and thrive. Current and former employees have been important shareowners of the Company since well before the Company’s initial public offering. UPS founder Jim Casey fostered this culture and an ownership mindset by urging his partners to run their departments like their own small business. The Company’s current capital structure was adopted in connection with the Company’s initial public offering in order to help ensure employees, who would own only a small portion of the number of shares outstanding, continued to feel like owners as contemplated by Jim Casey.
Our ownership structure includes class A and class B common stock. The class A shares are issued as incentive compensation and held by current and former UPS employees and their families in order to further our culture and ownership mindset. The class B shares are publicly traded. This structure incentivizes our employees to take actions and make decisions that help facilitate UPS’s long-term success, resulting in aligned interests among all shareowners. The structure also enhances employee and retiree engagement.
UPS’s capital structure is unique and does not present risks inherent in typical dual-class structures
The board strongly disagrees with this proposal’s characterization of UPS’s capital structure. As described below, UPS’s unique capital structure does not present any of the risks that typically accompany dual-class capital structures, such as concentrated voting power within a limited number of people (such as company founders) who have interests that may not align with other shareowners, promotion of managerial entrenchment or provision for disparate financial returns. In fact, UPS’s governance provisions overlaying our capital structure are designed to limit any of these potential negative consequences.
UPS’s dual-class structure does not concentrate voting power or provide any holder a level of control; UPS’s governance documents would limit voting power in the event of vote concentration
Dual-class structures are typically designed to concentrate voting control in an individual or small group. UPS’s dual-class structure does not have this design or effect. The class A shares are widely issued and held; there are approximately 155,000 current and former employees who own the shares, from employees in our operations to executive officers. No single holder or group of holders owns any significant voting block. Our executive officers and directors, collectively, hold less than 1% of our total voting power. As a result, no founders, executive officers and directors, or other holders, are able to exercise control or any significant influence over voting decisions.
To further reduce any risk of any concentration of voting power and contrary to most dual-class structures, UPS’s certificate of incorporation (the “Certificate”) contains provisions that limit voting rights in the event of a concentration of ownership. Specifically, the voting power of any shareholder, whether the holder of class A or class B common stock, is curtailed if that holder controls over 25% of UPS’s outstanding voting power.

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UPS’s actual governance practices do not entrench management or the board
UPS maintains robust corporate governance practices typical of more traditional capital structures, and its capital structure is not used for management or board entrenchment purposes. The board regularly reviews and considers succession planning issues. Our CEO has served in that role only since June 2020, and we maintain an independent board chair. Also, since 2020, we have added six new board members, and, as of the Annual Meeting, will have had six board members retire. In addition, during that time we have had significant turnover at the Executive Leadership Team level.
UPS’s dual-class capital structure has an effective “sunset” exercised through both governance documents and corporate practice; no disparate financial treatment is allowed
UPS’s Certificate contains a number of provisions that provide additional safeguards against traditional dual-class concerns. For example, the Certificate contains provisions that provide an effective “sunset” provision on outstanding class A shares. This is accomplished through significant transfer restrictions; in most cases class A share transfers require or result in the conversion of those shares to class B shares. Further, the Company’s recent pay mix redesign - which has the effect of reducing the number of class A shares issued each year - will accelerate this reduction. As a result, the average annual decline in the number of outstanding shares of class A common stock has been 3% per year since the Company went public and has been increasing in recent years.
In addition, the Certificate generally requires equal economic treatment of the class A and class B common stock, ensuring that holders of one class would not receive disparate economic or financial treatment as a result of the different voting rights.
UPS’s capital structure has contributed to its long-term success
The provisions underlying UPS’s dual-class capital structure do not impact management’s pursuit of long-term growth strategies, and avoid the drawbacks associated with excessive emphasis on the short-term. Management runs our Company with a sense of purpose by focusing on sustainable value creation benefiting all the Company’s stakeholders. In this regard, the interests of all UPS shareowners are aligned.
Taking steps to eliminate this structure will not further improve UPS’s corporate governance or financial performance
UPS already maintains robust corporate governance practices, and our corporate structure and practices do not present risks typically associated with dual-class structures. Other than our CEO, all UPS director nominees are independent. All UPS directors are elected annually by a majority of votes cast in uncontested director elections, only independent directors serve on the board’s Audit, Compensation and Human Capital, Nominating and Corporate Governance and Risk Committees, and we have an independent Board Chair. Our board consists of an appropriate mix of newer and longer-tenured directors.
In recent periods, the board has voluntarily adopted a number of corporate governance principles aligned with marketplace developments. These include increasing disclosures around lobbying and participation in the political process, specifically assigning human capital oversight responsibilities to the Compensation and Human Capital Committee, and assigning environmental sustainability oversight responsibilities to the Nominating and Corporate Governance Committee.
For the foregoing reasons, the board believes that UPS’s current capital structure does not present governance risks and continues to be in the best interests of the Company and its stakeholders. Shareowners have agreed with this assessment when they rejected similar proposals every year since 2013.
The board recommends that shareowners vote AGAINST this proposal.

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Proposal 5 — Shareowner Proposal Requesting a Report on the Risks Arising From Voluntary Carbon-Reduction Commitments
What am I voting on? Whether you want the Company to be required to prepare an additional report analyzing the risks arising from voluntary carbon-reduction commitments.
Board’s Recommendation: Vote AGAINST this proposal because:
•UPS already provides significant transparency, including comprehensive disclosures with regular updates on our progress, and on risks and opportunities associated with our emissions reductions efforts.
•The UPS board provides effective oversight of UPS’s strategy, which includes risks and opportunities associated with emissions reductions efforts.
•Management’s execution of our strategy is grounded in a fiscally responsible approach using sound engineering principles.
•Management engages with key stakeholders to provide appropriate periodic updates on risks and opportunities.
Vote Required: Approval by a majority of the voting power of the shares present in person or by proxy and entitled to vote on the proposal.

Shareowner Proposal
The National Center for Public Policy Research, 2005 Massachusetts Ave. NW, Washington, D.C. 20036, has advised us that they intend to present the proposal set forth below for consideration at the Annual Meeting. Share ownership will be promptly provided upon request to the UPS Corporate Secretary.
Reduce Company Greenwashing Risk
WHEREAS: Shareholders must protect our assets against potentially unfulfillable Company Environmental, Social and Governance (ESG) promises, including the extent to which the Company can reduce Scope 1, 2, and 3 greenhouse gas (GHG) emissions.
The Securities and Exchange Commission (SEC) has taken enforcement actions related to ESG issues or statements by companies who misrepresent or engage in fraud related to ESG efforts.1
In 2021, the SEC created the Climate and ESG Task Force in its Division of Enforcement.2 The focus of the Task Force is “to identify any material gaps or misstatements” in disclosure of climate risks and analyze “compliance issues relating to investment advisers’ and funds’ ESG strategies.”3
The Task Force has taken numerous enforcement actions including charging Goldman Sachs Asset Management for policies and procedures failures related to ESG investments, resulting in a $4 million penalty,4 and charging DWS Investment Management Americas Inc. in part for misstatements regarding its ESG investment process that resulted in an overall $25 million in penalties.5
The SEC has proposed to require companies to disclose information about their Scope 1 and 2 emissions, and to require them to disclose Scope 3 emissions “if material or if the registrant has set a GHG emissions target or goal that includes Scope 3 emissions.”6
The Environmental Protection Agency defines Scope 3 emissions as, “the result of activities from assets not owned or controlled by the reporting organization, but that the organization indirectly affects in its value chain.”7 Put differently, “Scope 3 emissions for one organization are the scope 1 and 2 emissions of another organization.”8 This means that Scope 3 emissions are already counted as another entity’s emissions, and are external to the reporting company, such as product use and how employees commute.9
1 https://www.sec.gov/securities-topics/enforcement-task-force-focused-climate-esg-issues
2 https://www.sec.gov/news/press-release/2021-42
3 https://www.sec.gov/news/press-release/2021-42; https://www.sec.gov/securities-topics/enforcement-task‑force-focused-climate-esg-issues
4 https://www.sec.gov/news/press-release/2022-209
5 https://www.sec.gov/news/press-release/2023-194
6 https://www.sec.gov/news/press-release/2022-46
7 https://www.epa.gov/climateleadership/scope-3-inventory-guidance
8 https://www.epa.gov/climateleadership/scope-3-inventory-guidance
9 https://www.epa.gov/climateleadership/scope-3-inventory-guidance

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Voluntary commitments to reduce carbon emissions create unnecessary risk for the Company because of the lack of scientific consensus over the ability to achieve net zero emissions.
In August 2023, the Global Climate Intelligence Group asserted, “There is no climate emergency.” The declaration includes 10 1,609 signatories and “oppose[s] the harmful and unrealistic net-zero CO2 policy proposed for 2050.”11
A June 2023 study by the Energy Policy Research Foundation found that net zero advocates have misconstrued the International Energy Agency’s position on new oil and gas investment and that it has made questionable assumptions and milestones for NZE about government policies, energy and carbon prices, behavioral changes, economic growth, and technology maturity. 12
SUPPORTING STATEMENT: UPS voluntarily reports on Scope 1, 2 and 3 emissions and makes voluntary commitments to reduce them.13 UPS does so even though it has failed to report on its evaluation of the technological or financial feasibility of such commitments. Given the SEC’s climate and ESG enforcement actions, the Company must exercise caution and provide transparency about such commitments.
RESOLVED: Shareholders request the Company produce a report analyzing the risks arising from voluntary carbon-reduction commitments.

Response of UPS’s Board
UPS supports global efforts to mitigate the impact of climate change. UPS does not have a net zero emission goal; our goal is to be carbon neutral by 2050. We take a comprehensive, global approach to reducing energy use and GHG emissions within our network, as well as major portions of our value chain. Our fiscally responsible approach utilizes sound engineering principles in the execution of our strategy. The UPS board provides effective oversight of UPS’s strategic risks and opportunities. We report publicly on risks and opportunities associated with our approach and progress toward our goals on a regular basis. As a result, the requested report is unnecessary and not an appropriate use of corporate resources, as it would not significantly alter the mix of information available.
UPS provides transparent, comprehensive sustainability disclosures with regular updates on our progress
UPS supports sustainable business practices and transparent sustainability reporting. We have published comprehensive sustainability-related disclosures showcasing our commitment to our investors, our customers, our employees and the communities in which we operate since our first Corporate Sustainability Report in 2003. These include disclosures under the Global Reporting Initiative and the CDP (formerly the Carbon Disclosure Project) frameworks, as well as an annual Social Impact Report which highlights our efforts to empower resilient, just and safe communities. The Company engages an independent third party that provides assurance on the Company’s annual sustainability report. We believe these disclosures provide stakeholders all relevant information to assess our sustainability efforts, progress and risks. Additional material issues are discussed in our periodic filings with the SEC.
The UPS board provides effective oversight of UPS’s strategy, which includes risks and opportunities associated with emissions reductions efforts
The board's oversight responsibilities include strategic planning, risk management and financial reporting. This includes oversight of climate-related matters as a part of the Company’s overall business strategy. The board considers climate-related risks and opportunities in numerous ways, including through its standing committees. The board’s Risk Committee, consisting entirely of independent directors, is responsible for oversight of management’s identification and evaluation of enterprise risks, including the Company’s climate-related risks. Economic, environmental and social sustainability risks and opportunities are considered as part of our comprehensive enterprise risk management program. Under our enterprise risk management process, risks, including climate-related, are identified, prioritized and assigned an owner, who is responsible for developing mitigation plans. The Risk Committee reviews these items on a regular basis.
10 https://clintel.org/wp-content/uploads/2023/08/wcd-version-081423.pdf
11 https://clintel.org/wp-content/uploads/2023/08/WCD-version-081423.pdf
12 https://assets.realclear.com/files/2023/06/2205_a_critical_assessment_of_the_ieas_net_zero_scenario_esg_and_the_cessation_of_investment_in_new_oil_and_gas_fields.pdf
13 https://about.ups.com/content/dam/upsstories/assets/reporting/sustainability-2021/2020_UPS_TCFD_Report_081921.pdf

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The board’s Nominating and Corporate Governance Committee, also consisting entirely of independent directors, has additional oversight responsibility for environmental sustainability risks and opportunities. This committee receives regular updates and discusses the Company’s progress towards its sustainability-related goals as well as the associated risks and opportunities, with feedback from these discussions shared with the full Board. The board’s Audit Committee, consisting entirely of independent directors, is responsible for overseeing the annual engagement of the independent third party that provides assurance on the Company’s annual sustainability report.
The board delegates authority for day-to-day management of the Company and its operations, including those related to climate matters, to the Executive Leadership Team. The board and its committees regularly receive updates from management regarding the effectiveness of policies and procedures, progress regarding targets, risks and opportunities, global compliance standards and other climate-related topics. The Company’s Chief Sustainability Officer reports quarterly to the Nominating and Corporate Governance Committee.
Additionally, efforts to monitor, assess and manage climate-related risks are supported across the Executive Leadership Team. For example, the CFO co-chairs the Company’s Sustainability Council. The Company’s executive officer level risk committee, which meets quarterly to review the Company’s enterprise risk strategy, including climate-related risks.
Management’s execution of our strategy is grounded in a fiscally responsible approach using sound engineering principles
We approach sustainable development holistically so that our cross-functional sustainability initiatives align with our Customer First, People Led, Innovation Driven strategy. This strategy is guiding us towards our goal of carbon neutrality by 2050. We offer a number of sustainable solutions to help customers measure and manage the carbon emissions in their supply chain, as well as design more sustainable packaging, including UPS carbon impact analysis, UPS carbon neutral shipping, supply chain optimization analyses, UPS co-innovation workshops, an Eco Responsible packaging program and Packsize on-demand packaging.
A component of UPS's short, medium- and long-term strategy is to evaluate and implement new technologies to improve efficiency and maintain one of the most efficient air and ground fleets in our industry in a manner that balances risks and opportunities. This is accomplished through our “Rolling Laboratory” approach. Through this approach UPS works with manufacturers, government agencies and other stakeholders around the world to pilot projects before determining whether and how new vehicles and technologies are ready for commercial deployment. Under this approach, alternative fuel vehicles or advanced technologies adopted by UPS must meet the following criteria:(1) the fuel/technology must be safe; (2) it must have a reliable fueling infrastructure; (3) the supply of vehicles and parts must be predictable; (4) there must be a measurable improvement in emissions and/or fuel savings; and (5) it must be economically viable in terms of initial purchase price, maintenance costs and reliability and adapt to our fleet use characteristics.
As a result, UPS undertakes multiple initiatives simultaneously to reduce risk. The Company is currently focused on five key levers to decarbonize our business: network efficiency and innovation; increasing sustainable aviation fuel availability; renewable/biofuel solutions; fleet electrification; and renewable electricity transformation. We report on our progress on initiatives on a regular basis both internally and externally.
Management engagement with key stakeholders supplements our other disclosures
As discussed elsewhere in this Proxy Statement, maintaining open and ongoing dialogs with key stakeholders is an important component of our corporate culture. In addition to information available in our written reports, our management team participates in numerous investor meetings throughout the year to discuss our business strategy, including our emissions reductions targets, and financial results. In addition, each year we undertake a stakeholder outreach program in which we discuss, among other things, progress on our environmental sustainability journey. This includes discussions with key stockholders, UPS retirees and other stakeholders. This year we once again contacted holders of over 47% of our class B common stock as a part of this program. Engagement provides us with the opportunity to appropriately update stakeholders on recent accomplishments, risks and opportunities, and to receive feedback on our efforts. Similarly, it provides us with an opportunity to discuss how management believes its actions are aligned with long-term value creation.
For the foregoing reasons, the board believes producing this report is unnecessary and not an efficient use of resources. For these reasons, the board recommends that shareowners vote AGAINST this proposal.

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Important Information About Voting at the 2025 Annual Meeting

What is included in the proxy materials, and why am I receiving them?
The proxy materials for our Annual Meeting include this Proxy Statement and notice of the 2025 Annual Meeting, as well as our 2024 Annual Report. If you received paper copies of these materials, you also received a proxy card or voting instruction form. We began distributing the Proxy Statement, Annual Meeting notice and proxy card and Notice of Internet Availability of Proxy Materials (the “Notice”) on March 17, 2025.
When you vote, you appoint each of Carol Tomé and Norman M. Brothers, Jr. to vote your shares at the Annual Meeting as you have instructed them. If a matter that is not on the form of proxy is voted on, then you appoint them to vote your shares in accordance with their best judgment. This allows your shares to be voted whether or not you attend the Annual Meeting.

Why did some shareowners receive a Notice of Internet Availability of Proxy Materials while others received a printed set of proxy materials?
We may furnish our proxy materials to requesting shareowners over the Internet, rather than by mailing printed copies, so long as we send them a Notice. The Notice explains how to access and review the Proxy Statement and Annual Report and vote over the Internet at www.proxyvote.com. If you received the Notice and would like to receive printed proxy materials, follow the instructions in the Notice. If you received printed proxy materials, you won’t receive the Notice, but you may still access our proxy materials and submit your proxy over the Internet at www.proxyvote.com.

Can I receive future proxy materials and annual reports electronically?
Yes. This Proxy Statement and the 2024 Annual Report are available on our investor relations website at www.investors.ups.com. Instead of receiving a Notice or paper copies of the proxy materials in the mail, shareowners can elect to receive emails that provide links to our future annual reports and proxy materials on the Internet. Opting to receive your proxy materials electronically will reduce costs and the environmental impact of our annual meetings and will give you an automatic link to the proxy voting site.
If you are a shareowner of record and wish to enroll in the electronic proxy delivery service for future meetings, you may do so by going to www.icsdelivery.com/ups and following the prompts. If you hold class B shares through a bank or broker, please refer to your voting instruction form, the Notice or other information provided by your bank or broker for instructions on how to elect this option.

Who is entitled to vote?
Holders of our class A common stock and our class B common stock at the close of business on March 10, 2025, are entitled to vote. This is the “Record Date.” You must use your 16-digit control number found on your proxy card, voting instruction form or the Notice of Internet Availability you previously received to participate in the meeting and vote. A list of shareowners entitled to vote at the Annual Meeting will be accessible during regular business hours for ten days prior to the meeting at our principal place of business, 55 Glenlake Parkway, N.E., Atlanta, Georgia 30328.

To how many votes is each share of common stock entitled?
Holders of class A common stock are entitled to 10 votes per share. Holders of class B common stock are entitled to one vote per share. On the Record Date, there were 113,845,261 shares of class A common stock and 733,686,713 shares of class B common stock outstanding and entitled to vote. The voting rights of any shareowner or group of shareowners, other than any of our employee benefit plans, that beneficially owns shares representing more than 25% of our voting power are limited so that the shareowner or group may cast only one one-hundredth of a vote with respect to each vote in excess of 25% of the outstanding voting power.

82	Notice of Annual Meeting of Shareowners and 2025 Proxy Statement

How do I vote before the Annual Meeting?
Shareowners of record may vote as described below:
•Online. You can vote in advance of the Annual Meeting via the Internet at www.proxyvote.com. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on May 7, 2025.
•By Telephone. If you received a proxy card by mail, the toll-free telephone number is noted on your proxy card. Telephone voting is available 24 hours a day at 1-800-690-6903 and will be accessible until 11:59 p.m. Eastern Time on May 7, 2025.
•By Mail. If you received a proxy card by mail and choose to vote in advance by mail, simply mark your proxy card, date and sign it, and return it in the postage-paid envelope.
If you hold class A shares in the UPS Stock Fund in the UPS 401(k) Savings Plan, you may vote your shares through the Internet, by telephone or by mail as if you were a registered shareowner. To allow sufficient time for voting by the Plan trustee, your voting instructions must be received by 11:59 Eastern Time on May 5, 2025.
Even if you plan to attend the Annual Meeting, we encourage you to vote in advance. If you vote through the Internet or by telephone, you do not need to return your proxy card.
The method you use to vote in advance will not limit your right to vote online during the Annual Meeting.

BENEFICIAL SHAREOWNER VOTING OPTIONS
If you are a beneficial owner, you will receive instructions from your bank, broker or other nominee that you must follow in order for your shares to be voted. Many of these institutions offer telephone and Internet voting. If your voting instruction form or Notice indicates that you may vote these shares through www.proxyvote.com, you will need the 16-digit control number indicated on that form or Notice. If you did not receive a 16-digit control number, please contact your bank, broker or other nominee at least five days before the Annual Meeting and obtain a legal proxy to be able to participate in or vote at the Annual Meeting.

Can I revoke my proxy or change my vote?
Shareowners of record may revoke their proxy or change their vote at any time before the polls close at the Annual Meeting by:
•submitting a subsequent proxy through the Internet, by telephone or by mail with a later date;
•sending a written notice to our Corporate Secretary at 55 Glenlake Parkway, N.E., Atlanta, Georgia 30328; or
•voting online during the Annual Meeting using the 16-digit control number found on your proxy card, voting instruction form or the Notice of Internet Availability.
If you hold class B shares through a bank or broker, please refer to your proxy card, the Notice or other information forwarded by your bank or broker to see how you can revoke your proxy and change your vote before the Annual Meeting. Beneficial shareowners that attend the Annual Meeting using the 16-digit control number they received as described above will also be able to change their vote by voting online at any time before the polls close at the Annual Meeting.

How many votes do you need to hold the Annual Meeting?
The presence, online or by proxy, of the holders of a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum. A quorum is necessary to hold the Annual Meeting and conduct business. If a quorum is not present, the Annual Meeting may be adjourned from time to time until a quorum is present.

What happens if I do not provide voting instructions or if a nominee is unable to stand for election?
If you sign and return a proxy but do not provide voting instructions, your shares will be voted as recommended by the board. If a director nominee is unable to stand for election, the board may either reduce the number of directors that serve on the board or designate a substitute nominee. If the board designates a substitute nominee, shares represented by proxies voted for the nominee who is unable to stand for election will be voted for the substitute nominee.

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Will my shares be voted if I do not vote through the Internet, by telephone or by signing and returning my proxy card?
If you are a shareowner of record and you do not vote, then your shares will not count in deciding the matters presented for shareowner consideration at the Annual Meeting. If your class A shares are held in the UPS Stock Fund in the UPS 401(k) Savings Plan and you do not vote by 11:59 p.m. Eastern Time on May 5, 2025, then the Plan trustee will vote your shares for each proposal in the same proportion as the shares held by the Plan for which voting instructions were received.
If your class B shares are held in street name through a bank or broker, your bank or broker must vote according to specific instructions they receive from you. If brokers do not receive specific instructions, brokers may in some cases vote the shares in their discretion. But they are not permitted to vote on certain proposals and may elect not to vote on any of the proposals without your voting instructions. If you do not provide voting instructions and the broker elects to vote your shares on some but not all matters, it will result in a "broker non-vote" for the matters on which the broker votes. Abstentions occur when you provide voting instructions but instruct the broker to abstain from voting on a particular matter. Broker non-votes that are represented at the Annual Meeting will be counted for purposes of establishing a quorum. We encourage you to provide instructions to your bank or brokerage firm by voting your proxy so that your shares will be voted at the Annual Meeting in accordance with your wishes.

What is the vote required for each proposal to pass, and what is the effect of abstentions and broker non-votes on each of the proposals?
Our Bylaws provide for majority voting in uncontested director elections. Therefore, a nominee will only be elected if the number of votes cast for the nominee’s election is greater than the number of votes cast against that nominee. See “Corporate Governance – Majority Voting and Director Resignation Policy” for an explanation of what would happen if more votes are cast against a nominee than for the nominee. Abstentions are not considered votes cast for or against the nominee. For each other proposal to pass, in accordance with our Bylaws, the proposal must receive the affirmative vote of a majority of the voting power of the shares present in person or by proxy at the Annual Meeting and entitled to vote on such proposal.
The following table summarizes the votes required for each proposal to pass and the effect of abstentions and broker non-votes on each proposal.

Proposal Number	Item	Vote Required for Approval	Abstentions	Uninstructed shares
1.	Election of 12 directors	Majority of votes cast	No effect	No effect

2.	Advisory vote to approve NEO compensation	Majority of the voting power of the shares represented at the meeting and entitled to vote on the proposal	Same as a vote against	No effect

3.	Ratification of independent registered public accounting firm	Majority of the voting power of the shares represented at the meeting and entitled to vote on the proposal	Same as a vote against	No effect

4. - 5.	Shareowner proposals	Majority of the voting power of the shares represented at the meeting and entitled to vote on the proposal	Same as a vote against	No effect

How do I attend and vote at the Annual Meeting?
The Annual Meeting will take place on May 8, 2025, at 8:00 a.m. Eastern Time. There will not be a physical location for the Annual Meeting, and you will not be able to attend in person. You or your proxyholder can participate and vote by visiting www.virtualshareholdermeeting.com/UPS2025 and entering the 16-digit control number found on your proxy card, voting instruction form or the Notice of Internet Availability. If you are a beneficial shareowner, see the information relating to beneficial shareowners above under “How do I vote before the Annual Meeting” for obtaining your 16-digit control number. You may begin to log into the meeting platform at 7:45 a.m. Eastern Time on Thursday, May 8, 2025.

84	Notice of Annual Meeting of Shareowners and 2025 Proxy Statement

How can I submit a question at or prior to the Annual Meeting?
If you wish to submit a question prior to the Annual Meeting, you may do so by visiting proxyvote.com and entering your 16-digit control number, then clicking “Submit a Question for Management.”
We have designed the format of the Annual Meeting so that shareowners will have the same rights and opportunities as they would have had at a physical meeting. To this end, shareowners will be able to submit questions during the Annual Meeting. If you wish to submit a question during the Annual Meeting, you may do so by logging into www.virtualshareholdermeeting.com/UPS2025 with your 16-digit control number, as described above under “How do I attend and vote at the Annual Meeting?” We will answer questions and address comments relevant to meeting matters that comply with the meeting rules of conduct during the Annual Meeting, subject to time constraints. We will summarize multiple questions submitted on the same topic. We will make every effort to respond to all appropriate questions during the meeting, as time permits.
If there are matters of individual concern to a shareowner and not of general concern to all shareowners, or if a question posed was not otherwise answered, we provide an opportunity for shareowners to contact us separately at www.investors.ups.com.

What if I have technical difficulties or trouble accessing the virtual Annual Meeting?
For help with technical difficulties on the meeting day you can call 1-800-586-1548 (toll free) or 303-562-9288 (international) for assistance. Technical support will be available starting at 7:00 a.m. Eastern Time and until the meeting has finished.

What does it mean if I receive more than one Notice, proxy card or voting instruction form?
This means that your shares are registered in different names or are held in more than one account. To help ensure that all shares are voted, please vote each account by using one of the voting methods as described above.

When and where will I be able to find the voting results?
You can find the official results of the voting at the Annual Meeting in our Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If the official results are not available at that time, we will provide preliminary voting results in the Form 8-K and will provide the final results in an amendment as soon as they become available.

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Other Information for Shareowners
Solicitation of Proxies
We will pay our costs of soliciting proxies. Directors, officers and other employees, acting without special compensation, may solicit proxies by mail, email, in person or by telephone. We will reimburse brokers, fiduciaries, custodians and other nominees for out-of-pocket expenses incurred in sending our proxy materials and Notice to, and obtaining voting instructions relating to the proxy materials and Notice from, shareowners. In addition, we have retained Georgeson, Inc. to assist in the solicitation of proxies for the Annual Meeting at a fee of approximately $17,600 plus associated costs and expenses.
Eliminating Duplicative Proxy Materials
We have adopted a procedure approved by the SEC called “householding” under which multiple shareowners who share the same last name and address and do not participate in electronic delivery will receive only one copy of the annual proxy materials or Notice unless we receive contrary instructions from one or more of the shareowners. If you wish to opt out of householding and continue to receive multiple copies of the proxy materials or Notice at the same address, or if you have previously opted out and wish to participate in householding, you may do so by notifying us in writing or by telephone at: UPS Investor Relations, 55 Glenlake Parkway, N.E., Atlanta, Georgia 30328, (404) 828-6059, and we will promptly deliver the requested materials. You also may request additional copies of the proxy materials or Notice by notifying us in writing or by telephone at the same address or telephone number.
Submission of Shareowner Proposals and Director Nominations

Proposals for Inclusion in the Proxy Statement for the 2026 Annual Meeting
Shareowners who, in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, wish to present proposals for inclusion in the proxy materials to be distributed in connection with the 2026 Annual Meeting of Shareowners must submit their proposals so that they are received by our Corporate Secretary at 55 Glenlake Parkway, N.E., Atlanta, Georgia 30328, or via email to investor@ups.com, no later than 6:00 p.m. Eastern Time on November 17, 2025. Any proposal will need to comply with SEC regulations regarding the inclusion of shareowner proposals in Company-sponsored proxy material. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion.

Director Nominations for Inclusion in the Proxy Statement for the 2026 Annual Meeting
Shareowner notice of the intent to use proxy access must be delivered to the Corporate Secretary at 55 Glenlake Parkway, N.E., Atlanta, Georgia 30328 not later than the close of business on the 120th day, nor earlier than the 6:00 p.m. Eastern Time on the 150th day, prior to the first anniversary of the date the definitive proxy statement was first released to shareowners in connection with the preceding year’s annual meeting of shareowners; provided, however, that in the event the annual meeting is more than 30 days before or after the anniversary of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, to be timely, the notice must be so delivered not earlier than the close of business on the 150th day prior to such annual meeting, and not later than the close of business on the later of the 120th day prior to such annual meeting, or the tenth day following the day on which public announcement of the date of such meeting is first made by the Company. Therefore, any notice of the intent to use proxy access must be delivered to our Corporate Secretary no later than 6:00 p.m. Eastern Time on November 17, 2025, and no earlier than 6:00 p.m. Eastern Time on October 18, 2025. However, if the date of our 2026 Annual Meeting occurs more than 30 days

86	Notice of Annual Meeting of Shareowners and 2025 Proxy Statement

before or 30 days after May 8, 2026, the anniversary of the 2025 Annual Meeting, a shareowner notice will be timely if it is delivered to our Corporate Secretary by the later of (a) the close of business on the 120th day prior to the date of the 2025 Annual Meeting and (b) the tenth day following the day on which we first make a public announcement of the date of the 2026 Annual Meeting. As our Bylaws make clear, simply submitting a nomination does not guarantee its inclusion.

Other Proposals or Director Nominations for Presentation at the 2026 Annual Meeting
Shareowners who wish to propose business or nominate persons for election to the Board of Directors at the 2026 Annual Meeting of Shareowners, and the proposal or nomination is not intended to be included in our 2026 proxy statement, must provide a notice of shareowner business or nomination in accordance with Article II, Section 10 of our Bylaws (which includes information required under Rule 14a-19 under the Securities Exchange Act of 1934). In order to be properly brought before the 2026 Annual Meeting of Shareowners, Article II, Section 10 of our Bylaws requires that a notice of a matter the shareowner wishes to present (other than a matter brought pursuant to Rule 14a-8), or the person or persons the shareowner wishes to nominate as a director (other than through proxy access), must be received by our Corporate Secretary not later than the close of business on the 90th day, nor earlier than the close of business on the 150th day, prior to the first anniversary of the preceding year’s annual meeting. Therefore, any notice intended to be given for a proposal or nomination not intended to be included in our 2026 proxy materials must be received by our Corporate Secretary at 55 Glenlake Parkway, N.E., Atlanta, Georgia 30328 no later than 6:00 p.m. Eastern Time on February 7, 2026, and no earlier than 6:00 p.m. Eastern Time on December 9, 2025. However, if the date of our 2026 Annual Meeting occurs more than 30 days before or 30 days after May 8, 2026, the anniversary of the 2025 Annual Meeting, a shareowner notice will be timely if it is delivered to our Corporate Secretary by the later of (a) the close of business on the 90th day prior to the date of the 2026 Annual Meeting and (b) the tenth day following the day on which we first make a public announcement of the date of the 2026 Annual Meeting.
To be in proper form, a shareowner’s notice must be a proper subject for shareowner action at the Annual Meeting and must include the specified information concerning the proposal or nominee as described in Article II, Section 10 of our Bylaws. Our Bylaws are available on the governance page of our investor relations website at www.investors.ups.com.
2024 Annual Report on Form 10-K
A copy of our 2024 Annual Report on Form 10-K, including financial statements, as filed with the SEC may be obtained without charge upon written request to: Corporate Secretary, 55 Glenlake Parkway, N.E., Atlanta, Georgia 30328. It is also available on our investor relations website at www.investors.ups.com.
Other Business
Our Board of Directors is not aware of any business to be conducted at the Annual Meeting other than the proposals described in this Proxy Statement. Should any other matter requiring a vote of the shareowners arise, the persons named in the accompanying proxy card will vote in accordance with their best judgment. A proxy granted by a shareowner in connection with the Annual Meeting will give discretionary authority to the named proxy holders to vote on any such matters that are properly presented at the Annual Meeting, subject to SEC rules.
This Proxy Statement contains “forward-looking statements.” Statements other than those of current or historical fact, and all statements accompanied by terms such as “will,” “believe,” “project,” “expect,” “estimate,” “assume,” “intend,” “anticipate,” “target,” “plan” and similar terms, are intended to be forward-looking statements. Such statements relate to our intent, belief and current expectations about our strategic direction, prospects and future results, and give our current expectations or forecasts of future events; they do not relate strictly to historical or current facts.

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Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations or anticipated results. These risks and uncertainties include, but are not limited to, those described in Part I, “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC and being made available with this Proxy Statement, and may also be described from time to time in our future reports filed with the SEC. You should consider the limitations on, and risks associated with, forward-looking statements and not unduly rely on the accuracy of predictions contained in such forward-looking statements. Management believes that these forward-looking statements are reasonable as and when made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. We do not undertake any obligation to update forward-looking statements to reflect events, circumstances, changes in expectations or the occurrence of unanticipated events after the date of those statements.
Any standards of measurement and performance made in reference to our environmental, social, governance and other sustainability plans and goals are developing and based on assumptions, and no assurance can be given that any such plan, initiative, projection, goal, commitment, expectation or prospect can or will be achieved.
Website links included in this Proxy Statement are for convenience only. The content of any website links is not incorporated herein and does not constitute a part of this Proxy Statement.

88	Notice of Annual Meeting of Shareowners and 2025 Proxy Statement

ANNUAL MEETING OF SHAREOWNERS

www.virtualshareholdermeeting.com/UPS2025

UNITED PARCEL SERVICE, INC.
INVESTOR RELATIONS B1F7
55 GLENLAKE PARKWAY, N.E.
ATLANTA, GA 30328

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on May 7, 2025. Shares held in the UPS Stock Fund in the UPS 401(k) Savings Plan must be voted by 11:59 P.M. Eastern Time on May 5, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/UPS2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on May 7, 2025. Shares held in the UPS Stock Fund in the UPS 401(k) Savings Plan must be voted by 11:59 P.M. Eastern Time on May 5, 2025. Have your proxy card in hand when you call and follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Votes by mail must be received prior to the meeting. If you vote by mail, it is your responsibility to ensure the timely delivery of your proxy card.

If you vote by Internet or phone, you do not need to return this card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V63081-P27143

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

UNITED PARCEL SERVICE, INC.

The board of directors recommends you vote FOR all 12 director nominees.

1. To elect each of the 12 named director nominees to hold office until UPS's 2026 Annual Meeting of shareowners and until their respective successors are elected and qualified.

Nominees:

		For	Against	Abstain
1a.	Rodney Adkins	☐	☐	☐
1b.	Eva Boratto	☐	☐	☐
1c.	Kevin Clark	☐	☐	☐
1d.	Wayne Hewett	☐	☐	☐
1e.	Angela Hwang	☐	☐	☐
1f.	Kate Johnson	☐	☐	☐
1g.	William Johnson	☐	☐	☐
1h.	Franck Moison	☐	☐	☐
1i.	Christiana Smith Shi	☐	☐	☐
1j.	Russell Stokes	☐	☐	☐
1k.	Carol Tomé	☐	☐	☐
1l.	Kevin Warsh	☐	☐	☐

The board of directors recommends you vote FOR the following proposals:

		For	Against	Abstain
2.	To approve on an advisory basis named executive officer compensation.	☐	☐	☐
3.	To ratify the appointment of Deloitte & Touche LLP as UPS's independent registered public accounting firm for the year ending December 31, 2025.	☐	☐	☐

The board of directors recommends you vote AGAINST the following shareowner proposals:

		For	Against	Abstain
4.	To take steps to reduce the voting power of UPS class A stock from 10 votes per share to one vote per share.	☐	☐	☐
5.	To prepare a report on the risks arising from voluntary carbon-reduction commitments.	☐	☐	☐

For the proxy holders to vote in their discretion upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Annual Meeting of Shareowners
Thursday, May 8, 2025, 8:00 a.m. Eastern Time
The meeting will be held online at:
www.virtualshareholdermeeting.com/UPS2025

You or your proxyholder can participate and vote at the
Annual Meeting by entering your unique control number.

V63082-P27143

UNITED PARCEL SERVICE, INC.
This proxy is solicited by the Board of Directors for the Annual Meeting of Shareowners to be held on May 8, 2025

I hereby appoint CAROL B. TOMÉ and NORMAN M. BROTHERS, JR., or either of them, with power of substitution, as attorneys and proxies to vote all of the shares of stock outstanding in my name as of March 10, 2025, at the Annual Meeting of Shareowners of United Parcel Service, Inc. to be held online at www.virtualshareholdermeeting.com/UPS2025 on May 8, 2025, and at any or all adjournments or postponements thereof, as stated on the reverse side and with discretionary authority on all other matters that properly come before the meeting. **If this proxy is signed and returned but no direction is made, this proxy will be voted as the Board of Directors recommends and in the discretion of the proxies on all other matters that may properly come before the meeting.**

If any of my shares are held in the UPS Stock Fund in the UPS 401(k) Savings Plan, I direct the Trustee to vote the stock in the manner stated on the reverse side. **If this proxy is signed and returned but no direction is made, the Trustee will vote the shares as the Board of Directors recommends and in the discretion of the Trustee on all other matters that may properly come before the meeting.** If this card is not returned by 11:59 P.M. Eastern Time on May 5, 2025, or is returned unsigned, then the Trustee will vote the shares in the same proportion as the shares for which voting instructions are received from other participants. The results of the voting will be held in strict confidence by the Trustee.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)